UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

AVITA MEDICAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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To the Security Holders of

AVITA MEDICAL, INC.

Re: 2021 Annual Meeting of Stockholders

Dear Security Holders:

You are cordially invited to attend AVITA Medical, Inc.’s (the “Company”) 2021 Annual Meeting of Stockholders which is being held on December 14, 2021 at 1:00 p.m. Pacific Standard Time (being December 15, 2021 at 8:00am Australian Eastern Daylight Time). This year’s Annual Meeting will be a completely virtual meeting conducted via live webcast. You will be able to attend the Annual Meeting online by visiting http://meetnow.global/MTJNRZR. Holders of the Company’s shares of common stock (“Common Stock”) will be able to vote their shares electronically at the Annual Meeting and submit questions. Holders of the Company’s CHESS Depositary Interests (“CDIs”) will not be able to vote electronically at the Annual Meeting or submit questions, but will be able to attend as guests. Holders of CDIs can, however, direct CHESS Depositary Nominees Pty Ltd (“CDN”) to vote the Common Stock underlying their CDIs. Further details regarding how holders of Common Stock and CDIs can vote are set out in this Proxy Statement.

The formal Notice of the Annual Meeting follows on the next page. Details regarding how to attend the meeting online and the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

All holders of the Company’s Common Stock and CDIs are invited to virtually attend the Annual Meeting and the Company hopes you will be able to virtually attend. Whether or not you expect to virtually attend the Annual Meeting, you are urged to vote or submit your proxy card or CDI Voting Instruction Form as soon as possible after you have finished reading the Proxy Statement so that your shares of Common Stock (or shares of Common Stock underlying your CDIs) can be voted at the Annual Meeting in accordance with your instructions.

You may vote your shares of Common Stock (or direct CDN to vote for you if you hold your shares of Common Stock in the form of CDIs) by following the instructions on the enclosed proxy card or CDI Voting Instruction Form (as applicable). If you hold your shares of Common Stock through an account with a brokerage firm, bank, or other nominee, please follow the instructions you receive from them as to how to vote your shares.

Please vote, sign, and return the enclosed proxy card or CDI Voting Instruction Form (as applicable) as soon as possible, whether or not you plan to attend the Annual Meeting. Your vote is important.

Sincerely yours,

/s/ Lou Panaccio
Lou Panaccio
Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 14, 2021 (PACIFIC STANDARD TIME) (BEING

DECEMBER 15, 2021 (AUSTRALIAN EASTERN DAYLIGHT TIME (“AEDT”))

To the Stockholders of

AVITA MEDICAL, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AVITA Medical, Inc. (the “Company”), a Delaware corporation, will be held on Tuesday, December 14, 2021 at 1:00 p.m. Pacific Standard Time (being Wednesday, December 15, 2021 at 8:00 a.m. AEDT), via webcast at http://meetnow.global/MTJNRZR, for the following purposes:

1.	To elect seven directors to serve for a one-year term or until their respective successors have been duly elected and qualified;

2.	To ratify the appointment of Grant Thornton LLP as the Company’s independent public accountants for the fiscal year ending June 30, 2022;

3.

To approve amendments to the Company’s Amended and Restated Bylaws to insert provisions that will provide the Company with the right to implement a sales facility with respect to those CDI holders that hold at the relevant time less than a marketable parcel of the Company’s CDIs for the purposes of the ASX Listing Rules and ASX Settlement Operating Rules, on the terms and conditions set out in this Proxy Statement;

4.

To ratify the issue of 3,214,250 shares of common stock in the capital of the Company with an issue price of US$21.50 per share that were issued pursuant to an underwritten registered public offering that was completed in March 2021, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 7.4 and for all other purposes;

5.

To approve, for the purposes of ASX Listing Rule 10.17 and the Company’s Amended and Restated Bylaws and for all other purposes, that the maximum aggregate annual cash fee pool from which the non-executive directors of the Company may be paid for their services as members of the board of directors of the Company be increased from US$600,000 per annum to US$750,000 per annum;

6.

To approve the grant of restricted stock units to acquire 4,350 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 2,550 shares of common stock of the Company (which may be represented by CDIs) to Mr. Louis Panaccio, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

7.

To approve the grant of restricted stock units to acquire 4,350 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 2,550 shares of common stock of the Company (which may be represented by CDIs) to Professor Suzanne Crowe, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

8.

To approve the grant of restricted stock units to acquire 4,350 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 2,550 shares of common stock of the Company (which may be represented by CDIs) to Mr. Jeremy Curnock Cook, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

9.

To approve the grant of restricted stock units to acquire 4,350 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 2,550 shares of common stock of the Company (which may be represented by CDIs) to Mr. Louis Drapeau, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

10.

To approve the grant of restricted stock units to acquire 4,350 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 2,550 shares of common stock of the Company (which may be represented by CDIs) to Mr. James Corbett, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

11.

To approve the grant of restricted stock units to acquire 8,675 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 4,925 shares of common stock of the Company (which may be represented by CDIs) to Mr. James Corbett, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11, in recognition of Mr. James Corbett being appointed as a new director of the Company during 2021;

12.

To approve the grant of restricted stock units to acquire 4,350 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 2,550 shares of common stock of the Company (which may be represented by CDIs) to Ms. Jan Stern Reed, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

13.

To approve the grant of restricted stock units to acquire 8,675 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 4,925 shares of common stock of the Company (which may be represented by CDIs) to Ms. Jan Stern Reed, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11, in recognition of Ms. Jan Stern Reed being appointed as a new director of the Company during 2021;

14.

To approve the grant of restricted stock units to acquire 95,280 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 55,200 shares of common stock of the Company (which may be represented by CDIs) to the Company’s Chief Executive Officer, Dr. Michael Perry, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

15.	Advisory vote to approve the compensation of the Company’s named executive officers; and

16.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed 5:00 p.m. on October 26, 2021 (Pacific Daylight Time) (being 11:00 a.m. on October 27, 2021 (AEDT)) as the record date for the Annual Meeting and only record holders of shares of the Company’s common stock at that time will be entitled to notice of, and to vote at, the Annual Meeting of Stockholders or any adjournment or adjournments thereof and only holders of CDIs of the Company at that time will be entitled to notice of, and to attend, the Annual Meeting or any adjournment or adjournments thereof. This Proxy Statement and the accompanying proxy and CDI Voting Instruction Form will be mailed on or about November 11, 2021.

By Order of the Board of Directors,

/s/ Donna Shiroma
Donna Shiroma
General Counsel and Secretary

Valencia, CA November 9, 2021

IMPORTANT

THE 2021 ANNUAL MEETING WILL BE HELD VIRTUALLY AND NO ONE WILL PHYSICALLY ATTEND THE MEETING. IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY CARD OR CDI VOTING INSTRUCTION FORM (AS APPLICABLE) AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES (IN RELATION TO THE PROXY CARD) AND WHICH REQUIRES NO POSTAGE IF MAILED IN AUSTRALIA (IN RELATION TO THE CDI VOTING INSTRUCTION FORM)

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON DECEMBER 14, 2021: The Notice of Annual Meeting of Stockholders, Proxy Statement and the Annual Report to Stockholders are available on the following website: www.avitamedical.com/2021proxy

AVITA MEDICAL, INC.

28159 Avenue Stanford, Suite 220

Valencia, CA 91355

PROXY STATEMENT

for

ANNUAL MEETING OF STOCKHOLDERS

to be held on December 14, 2021 at 1:00 pm (Pacific Standard Time)

(being December 15, 2021 at 8:00 am (Australian Eastern Daylight Time (“AEDT”))

SOLICITATION OF PROXY

The accompanying proxy is solicited on behalf of the board of directors (the “Board of Directors”) of AVITA Medical, Inc., a Delaware corporation (“AVITA” or the “Company”), for use at the annual meeting of stockholders of the Company (the “Annual Meeting”) to be held at 1:00 p.m. Pacific Standard Time on December 14, 2021 (being 8:00 am AEDT, December 15, 2021) via webcast at http://www.meetingcenter.io/. This Proxy Statement contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting. In addition to mail, proxies may be solicited by personal interview, telephone or telegraph by our officers and regular employees, without additional compensation. We will bear the cost of solicitation of proxies. Brokerage houses, banks and other custodians, nominees and fiduciaries will be reimbursed for out-of-pocket and reasonable expenses incurred in forwarding proxies and proxy statements.

The Board of Directors has set 5:00 p.m. Pacific Daylight Time on October 26, 2021 (being 11:00 am AEDT on October 27, 2021) as the record date (the “Record Date”) to determine those holders of record of Common Stock, par value US$0.0001 who are entitled to notice of, and to vote at, the Annual Meeting and those holders of CHESS Depositary Interests (“CDIs”) (representing the underlying shares of Common Stock) who are entitled to notice of, and to attend, the Annual Meeting. Each share of Common Stock (including the underlying shares of Common Stock represented by CDIs, with five CDIs representing one share of Common Stock) entitles its owner to one vote. On the Record Date, there were 24,925,118 shares of Common Stock outstanding (including the underlying shares of Common Stock represented by CDIs). On or about November 11, 2021, this Proxy Statement, the proxy card (the “Proxy Card” or “Proxy”) and the CDI Voting Instruction Form (as applicable) are being mailed to stockholders and CDI holders of record as of the Record Date.

IMPORTANT: To ensure that your shares of Common Stock are represented at the Annual Meeting, please vote your shares of Common Stock (or, for CDI holders, direct CHESS Depositary Nominees Pty Ltd (“CDN”) to vote your CDIs) via marking, signing, dating, and returning the enclosed Proxy Card or CDI Voting Instruction Form (as applicable) to the address specified. If you attend the Annual Meeting virtually, you may choose to vote via the online platform at http://meetnow.global/MTJNRZR if you qualify to do so, even if you have previously voted your shares of Common Stock, except that CDI holders may only instruct CDN to vote on their behalf by completing and signing the CDI Voting Instruction Form and may not vote virtually at the Annual Meeting.

ABOUT THE MEETING

What is being considered at the meeting?

You will be voting on the following:

•	The election of seven directors, each to serve until the next annual meeting;

•	The ratification of the appointment of Grant Thornton LLP as our independent public accountants for the 2021—2022 fiscal year;

•

To approve amendments to the Company’s Amended and Restated Bylaws to insert provisions that will provide the Company with the right to implement a sales facility with respect to those CDI holders that hold at the relevant time less than a marketable parcel of the Company’s CDIs for the purposes of the ASX Listing Rules and ASX Settlement Operating Rules, on the terms and conditions set out in this Proxy Statement;

•

To ratify the issue of 3,214,250 shares of common stock in the capital of the Company with an issue price of US$21.50 per share that were issued pursuant to an underwritten registered public offering that was completed in March 2021, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 7.4 and for all other purposes;

•

To approve, for the purposes of ASX Listing Rule 10.17 and the Company’s Amended and Restated Bylaws and for all other purposes, that the maximum aggregate annual cash fee pool from which the non-executive directors of the Company may be paid for their services as members of the board of directors of the Company be increased from US$600,000 per annum to US$750,000 per annum;

•

To approve the grant of restricted stock units to acquire 4,350 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 2,550 shares of common stock of the Company (which may be represented by CDIs) to Mr. Louis Panaccio, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

•

To approve the grant of restricted stock units to acquire 4,350 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 2,550 shares of common stock of the Company (which may be represented by CDIs) to Professor Suzanne Crowe, on the terms and conditions set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

•

To approve the grant of restricted stock units to acquire 4,350 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 2,550 shares of common stock of the Company (which may be represented by CDIs) to Mr. Jeremy Curnock Cook, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

•

To approve the grant of restricted stock units to acquire 4,350 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 2,550 shares of common stock of the Company (which may be represented by CDIs) to Mr. Louis Drapeau, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

•

To approve the grant of restricted stock units to acquire 4,350 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 2,550 shares of common stock of the Company (which may be represented by CDIs) to Mr. James Corbett, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

•

To approve the grant of restricted stock units to acquire 8,675 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 4,925 shares of common stock of the Company (which may be represented by CDIs) to Mr. James Corbett, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11, in recognition of Mr. James Corbett being appointed as a new director of the Company during 2021;

•

To approve the grant of restricted stock units to acquire 4,350 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 2,550 shares of common stock of the Company (which may be represented by CDIs) to Ms. Jan Stern Reed, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

•

To approve the grant of restricted stock units to acquire 8,675 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 4,925 shares of common stock of the Company (which may be represented by CDIs) to Ms. Jan Stern Reed, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11, in recognition of Ms. Jan Stern Reed being appointed as a new director of the Company during 2021;

•

To approve the grant of restricted stock units to acquire 95,280 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 55,200 shares of common stock of the Company (which may be represented by CDIs) to the Company’s Chief Executive Officer, Dr. Michael Perry, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11; and

•	Advisory vote to approve the compensation of the Company’s named executive officers.

Who is entitled to vote at the meeting?

You may vote if you owned Common Stock (including Common Stock represented by CDIs) on the Record Date. Each share of Common Stock is entitled to one vote. Each CDI holder is entitled to direct CDN to vote one vote for every five CDIs held by such holder on the Record Date.

What does it mean to be a holder of CDIs?

CDIs are issued by the Company through CDN and traded on the Australian Securities Exchange (the “ASX”). If you own the Company’s CDIs, then you are the beneficial owner of one share of Common Stock for every five CDIs that you own. CDN or its custodian is considered the shareholder of record for the purposes of voting at our Annual Meeting. As the beneficial owner, you have the right to direct CDN or its custodian as to how to vote the shares in your account. As a beneficial owner, you are invited to attend the Annual Meeting. However, because you are not a stockholder of record, if you personally want to vote the shares of Common Stock underlying your CDIs at the Annual Meeting, you must inform CDN via your CDI Voting Instruction Form that you wish to nominate yourself (or another person, including the Chair of the Annual Meeting) to be appointed as CDN’s proxy for the purposes of virtually attending and voting at the Annual Meeting.

Under the rules governing CDIs, CDN is not permitted to vote on your behalf on any matter to be considered at the Annual Meeting unless you specifically instruct CDN how to vote. We encourage you to communicate your voting decisions to CDN in advance of the Annual Meeting to ensure that your vote will be counted by completing the enclosed CDI Voting Instruction Form and returning it to the address specified on that form.

How many votes must be present to hold the meeting?

Your shares are counted as present at the meeting if you attend the meeting and vote in person (in the case of holders of Common Stock) or if you properly return a Proxy or CDI Voting Instruction Form by mail. To conduct our meeting, a majority of the combined voting power of our Common Stock as of October 26, 2021 must be present at the meeting. This is referred to as a quorum. On October 26, 2021, there were 24,925,118 outstanding shares of Common Stock (including Common Stock represented by CDIs) entitled to vote.

How do I vote if I hold shares of Common Stock?

You can vote in two ways:

•

by attending the meeting by visiting the website http://www.meetingcenter.io/and using the 16-digit Control Number provided in the Notice of Annual Meeting to log in to this website, and beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their shares; or

•	by completing, signing, and returning the enclosed Proxy Card.

How do I vote if I hold CDIs?

Each CDI holder is entitled to direct CDN to vote one vote for every five CDIs held by such holder. Those persons holding CDIs are entitled to receive notice of and to virtually attend the Annual Meeting and any adjournment or postponement thereof. Holders of CDIs may direct CDN to vote their underlying shares of Common Stock at the Annual Meeting by returning the CDI Voting Instruction Form to Computershare Australia, the agent the Company has designated for the collection and processing of voting instructions from the Company’s CDI holders. Votes must be received by Computershare Australia by no later than 1:00 am (Pacific Time)/4:00 am (Eastern Time) on December 9, 2021 (being 7:00 pm (AEDT) on December 9, 2021) in accordance with the instructions on such form. Doing so permits CDI holders to instruct CDN to vote on their behalf in accordance with their written directions.

Alternatively, CDI holders have the following options in order to vote at the Annual Meeting:

•

informing CDN via the CDI Voting Instruction Form that they wish to nominate themselves or another person (including the Chair of the Annual Meeting) to be appointed as CDN’s proxy for the purposes of virtually attending and voting at the Annual Meeting; or

•

converting their CDIs into a holding of shares of Common Stock and voting them using the online platform at http://meetnow.global/MTJNRZR during the meeting (however, if thereafter the former CDI holder wishes to sell their investment on the ASX, it would be necessary to convert shares of Common Stock back into CDIs). This conversion of CDIs into Common Stock must have been completed on or prior to the Record Date for the Annual Meeting.

Holders of CDIs must comply with one of the instructions above if they wish to have their votes cast at the Annual Meeting.

Can I change my mind after I submit my Proxy or CDI Voting Instruction Form?

Yes, if you hold shares of Common Stock, you may change your mind at any time before a vote is taken at the meeting. You can do this by (1) signing another Proxy with a later date and submitting it in the same manner as the prior Proxy was submitted; (2) if you hold your shares in your name, voting again at the meeting; or (3) if you hold your shares in street name, arranging with your broker to vote your shares at the Annual Meeting.

If you are a holder of CDIs and you direct CDN to vote by completing the CDI Voting Instruction Form, you may revoke those directions by delivering to Computershare Australia a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent which notice must be received by Computershare Australia by no later than 7:00 pm (AEDT) on December 9, 2021.

What if I return my Proxy Card or CDI Voting Instruction Form but do not include voting instructions?

Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the nominated directors, FOR the ratification of the appointment of our independent public accountants, FOR the approval of the amendments to the Company’s Amended and Restated Bylaws, FOR the ratification of the

Company’s issue of 3,214,250 shares of common stock, FOR the approval of the increase to the non-executive directors maximum aggregate annual cash fee pool, FOR the approval of the grant of options and restricted stock units to each non-executive director and FOR the approval of the grant of options and restricted stock units to Dr. Michael Perry, but they will not be voted with respect to the advisory vote in relation to executive compensation.

If you hold CDIs, they will not be voted if you do not provide a completed CDI Voting Instruction Form to Computershare Australia by the relevant cut-off date being December 9, 2021 at 7:00 pm AEDT. If a CDI holder does not include voting instructions in the CDI Voting Instruction Form in respect of a proposal no vote will be cast on the proposal for that CDI holder.

What does it mean if I receive more than one Proxy Card or CDI Voting Instruction Form?

If you receive more than one printed set of proxy materials, it means that you hold Common Stock or CDIs registered in more than one account. To ensure that all of your Common Stock or CDIs are voted, please submit proxies or CDI Voting Instruction Forms for all of your shares of Common Stock or CDIs (as applicable).

If possible, we recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent in the United States is Computershare Limited. Computershare Limited’s telephone number is 800-736-3001. Our transfer agent in Australia is Computershare Australia. Computershare Australia’s telephone number is +61 39415 4000 (overseas callers) or 1300 850 505 (for calls within Australia).

Will my shares or CDIs be voted if I do not provide my Proxy or CDI Voting Instruction Form?

If you hold your shares of Common Stock directly in your own name, they will not be voted if you do not provide a Proxy unless you personally vote at the meeting. Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote a customer’s unvoted shares on certain “routine” matters, including approval of the appointment of independent public accountants. When a brokerage firm votes its customer’s unvoted shares, these shares are counted for the purposes of establishing a quorum. At our meeting, these shares will be counted as voted by the brokerage firm in the approval of the appointment of our independent public accountants.

If you hold CDIs, they will not be voted if you do not provide a completed CDI Voting Instruction Form to Computershare Australia by the relevant cut-off date, being December 9, 2021 at 7:00 pm AEDT.

What vote is required to approve each item?

The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the approval of the election of directors and the affirmative vote of a majority of the votes cast is required for (i) the ratification of the appointment of our independent public accountants; (ii) the ratification of the Company’s issue of 3,214,250 shares of Common Stock; (iii) the approval of the amendments to the Company’s Amended and Restated Bylaws; (iv) the approval of the increase to the non-executive directors maximum aggregate annual cash fee pool; (v) the approval of the grant of options and restricted stock units to each non-executive director; and (vi) the approval of the grant of options and restricted stock units to Dr. Michael Perry. The advisory vote to approve executive compensation will be approved, on a non-binding, advisory basis, on the affirmative vote of a majority of the votes cast at the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. In accordance with the requirements of ASX Listing Rule 3.13.2, the Company will disclose to ASX the voting results of the Annual Meeting immediately after the meeting. The Company will also report the results on a current report on Form 8-K filed with the U.S. Securities and Exchange Commission.

Do we currently have, or do we intend to submit for stockholder approval, any anti-takeover device?

Our Certificate of Incorporation, Amended and Restated Bylaws (“Bylaws”) and other corporate documents do not have any provisions that contain material anti-takeover aspects. We have no plans or proposals to submit any other amendments to our Certificate of Incorporation or Bylaws, or other measures in the future, that have anti-takeover effects.

Could emerging developments regarding the coronavirus — or COVID-19 — affect our ability to hold an in-person annual meeting?

We have been monitoring the COVID-19 situation, including the rapidly spreading Delta variant, closely and have determined that holding an in-person annual meeting would pose a risk to the health and safety of our stockholders, employees, and directors, or otherwise be counter to public health directives. Accordingly, the Company has decided to instead hold a virtual Annual Meeting.

To attend and participate in the virtual Annual Meeting, securityholders of record will need to access the live audio webcast of the meeting. To do so, please visit https://meetnow.global/MTJNRZR and use the 16-digit Control Number provided in the Notice of Annual Meeting to log in to this website, and beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their shares. We encourage security holders to log in to this website and access the webcast before the virtual Annual Meeting’s start time.

Proposal No. 1

ELECTION OF DIRECTORS

Our Board of Directors has one class of directors, with each director elected annually for a term of one year in accordance with our Bylaws. Unless specified to be voted otherwise, the persons named in the accompanying Proxy will vote for the election of the following persons as directors, all of whom are presently members of the Board of Directors, to hold office for the terms set forth below or until their respective successors have been elected and qualified. The nominees have consented to serve as directors if elected.

The Board of Directors recommends that you elect the nominees identified below.

Name	Age	Position with the Company and Principal Occupation	Director Since(1)	New Board Term Expires
Louis Panaccio	64	Chairman of the Board of Directors	2014	2022
Dr. Michael Perry	61	Director and Chief Executive Officer	2017	2022
Jeremy Curnock Cook	71	Director	2012	2022
Louis Drapeau	77	Director	2016	2022
Suzanne Crowe	71	Director	2016	2022
James Corbett	63	Director	2021	2022
Jan Stern Reed	61	Director	2021	2022

(1)

Other than James Corbett and Jan Stern Reed, who joined the Board of Directors on July 1, 2021, each of the above directors served on our Board of Directors, prior to June 30, 2020, as a member of the board of AVITA Medical Pty Limited, our predecessor company.

Business Experience

Louis Panaccio has served as Non-Executive Chairman of the Board of Directors since July 2014. Mr. Panaccio is a successful healthcare businessman with extensive experience leading companies from concept to commercialization. Mr. Panaccio possesses more than 30 years of executive leadership experience in healthcare services and life sciences, including more than 20 years of board-level experience. Mr. Panaccio is currently a Non-Executive Director of ASX50 company and one of the world’s largest medical diagnostics companies, Sonic Healthcare Limited, where he has served since 2005. In addition, Mr. Panaccio is Non-Executive Director of Unison Housing Limited, was Non-Executive Chairman of Genera Biosystems Limited until June 2019, and a Non-Executive Director of Rhythm Biosciences Limited, a publicly listed (ASX) development-stage medical diagnostics company. We believe Mr. Panaccio is qualified to serve on our Board of Directors based on his extensive experience in the healthcare services and life sciences sectors and his experience in serving on boards.

Dr. Michael Perry was appointed Executive Director and Chief Executive Officer in June 2017. Prior to this appointment, Dr. Perry served as a Non-Executive Director commencing in February 2013. From 2016 to 2017, he served as Senior Vice President and Chief Scientific Officer of Global Business Development and Licensing for Novartis AG. From 2014 to 2016, Dr. Perry served as Chief Scientific Officer of Novartis’ Cell and Gene Therapy Unit, and from 2012 to 2014 he served as Vice President and Global Head of Stem Cell Therapy for Novartis Pharmaceuticals Corp, a U.S. affiliate of Switzerland-based Novartis AG. Dr. Perry previously served as the Global Head of R&D at Baxter Healthcare, President and CEO of Cell & Gene Therapy at Novartis affiliates Systemix Inc. and Genetic Therapy, Inc., VP Regulatory Affairs at Sandoz Pharmaceuticals Corp., Director of Regulatory Affairs at Schering-Plough Corporation, and Chairman, CEO or CMO at several early-stage biotech companies. He also previously served as a Venture Partner with Bay City Capital, LLC, a life science investment firm managing venture capital funds, based in San Francisco California. Dr. Perry serves as a Director of Arrowhead Pharmaceuticals, a public (NASDAQ) development stage company focused on medicines that treat intractable diseases by silencing genes. He is also a Director at BioScience Managers Pty Ltd. In addition, Dr. Perry serves as Chairman of 7Hills Pharma, LLC, a privately held biotechnology company. We believe Dr. Perry is qualified to serve on our Board of Directors based on our review of his experience, qualifications, attributes, and skills, including his executive leadership experience in the healthcare and biotechnology industries.

Jeremy Curnock Cook has served as a Non-Executive Director since October 2012. He is a veteran in the life sciences/healthcare industry and has been actively supporting the commercialization of healthcare innovations and helping entrepreneurs build their international businesses over the past 45 years. Founder and Managing Director of BioScience Managers, Jeremy brings his decades of international experience to our Board of Directors. Over his career, Mr. Curnock Cook has successfully managed in excess of US $1billion in equity investments. He launched the first dedicated biotechnology fund for the Australian market and is a former head of the life science private equity team at Rothschild Asset Management, an early pioneer and significant investor in the sector. In his early career he founded the International Biochemicals Group which he successfully sold to Royal Dutch Shell. He co-created a European-focused seed fund with Johnson & Johnson and built the International Biotechnology Trust. He has served on more than 40 boards of directors in the life science sector in the UK, Europe, USA, Canada, Japan and Australia. In addition to serving on our Board of Directors, Jeremy currently serves on the following boards: Sea Dragon appointed October 2012, Rex Bionics Pty Ltd appointed February 2012, Armata Pharmaceuticals appointed July 1995, SummatiX Pty Ltd appointed July 2017, Adherium Ltd appointed April 2015, JLCC Ltd appointed December 2019, Bioscience Managers UK Ltd appointed August 2017, Bioscience Managers Pty Ltd appointed January 2003, International BioScience Managers Ltd appointed March 2000, Arecor Ltd appointed October 2018, Smart Matrix Ltd appointed February 2013, Gen InCode appointed July 2020 and CRiL appointed November 2020. We believe Mr. Curnock Cook is qualified to serve on our Board of Directors based on his extensive experience in the life sciences sector.

Louis Drapeau has served as a Non-Executive Director since January 2016. Mr. Drapeau has considerable expertise in both the biotech sector and with the financial reporting and other requirements of U.S. public companies. From March 2011 until May 2019, Mr. Drapeau served as an Independent Director at AmpliPhi Biosciences Corporation, Inc., a public (NYSE) clinical-stage biotechnology company focused on the development of bacteriophage-based therapies for the treatment of antibiotic-resistant bacterial infections. Mr. Drapeau has held senior positions with Insite Vision Inc., Nektar Therapeutics and BioMarin Pharmaceutical, Inc., and served as an Audit Partner at Arthur Andersen LLP. Mr. Drapeau was previously an Independent Director at Bio-Rad Laboratories, a public (NYSE) company manufacturing products for the life science research and clinical diagnostics markets, and InterMune, Inc., a public (NASDAQ) commercial-stage biotech company. He has an MBA from Stanford University. We believe Mr. Drapeau is qualified to serve on our Board of Directors based on his experience with financial reporting and other requirements of U.S. public companies, and considerable expertise in the biotech sector.

Professor Suzanne Crowe AO has served as a Non-Executive Director since January 2016. Australian-based, she is a physician-scientist with expertise in supporting companies with their medical and scientific strategies. A Fellow of the Australian Institute of Company Directors, she is currently a Non-Executive Director of St Vincent’s Health Australia Ltd, the country’s largest not-for-profit health and aged care provider, and Non-Executive Director of Sonic Healthcare Ltd, a large global medical diagnostic company. She was appointed Emeritus Professor, Monash University, Melbourne in 2020. After 35 years at both, she has recently retired from the Burnet Institute, having served as Associate Director Clinical Research, and the university-affiliated Alfred Hospital Melbourne, where she held the appointment of Senior Specialist Physician in Infectious Diseases. She was appointed as Officer of the Order of Australia in June 2020 in recognition of her distinguished services to health, clinical governance, biomedical research, and education. She has medical and MD degrees from Monash University, an internal medicine specialist qualification in Infectious Diseases from the Royal Australasian College of Physicians, and a Diploma in Medical Laboratory Technology from the Royal Melbourne Institute of Technology. We believe Professor Crowe is qualified to serve on our Board of Directors based on her technical experience and extensive expertise in supporting companies with their medical and scientific strategies.

James Corbett has served as a Non-Executive Director since July 2021. He has approximately 40 years of leadership experience in the medical device field, most recently as CEO of CathWorks Ltd., a software-based medical technology company. Mr. Corbett has extensive global commercial and operating experience, serving as an expatriate General Manager of Baxter Japan and later as General Manager and President of Scimed Life Systems Inc. and Boston Scientific International, respectively. During his career he has served as CEO of three publicly listed companies: Microtherapeutics Inc (MTIX), ev3 Inc (evvv) and Alphatec Spine (ATEC). Mr. Corbett has also led two privately funded companies as CEO: Home Diagnostics Inc. and Vertos Medical. Mr. Corbett has extensive capital market and governance experience from both public and private environments. Mr. Corbett holds a Bachelor of Science in Business Administration from the University of Kansas. We believe Mr. Corbett is qualified to serve on our Board of Directors based on his considerable expertise in the life sciences sector.

Jan Stern Reed has served as a Non-Executive Director since July 2021. She has more than 35 years of legal, management and business leadership experience primarily within the healthcare industry, and brings significant expertise in corporate governance, compliance, and risk management. Ms. Reed served as Senior Vice President, General Counsel and Corporate Secretary at Walgreens Boots Alliance, Inc., a global pharmacy-led, health and wellbeing company. Prior to Walgreens, Ms. Reed was Executive Vice President, Human Resources, General Counsel and Corporate Secretary of Solo Cup Company, where she was responsible for the legal, human resources, internal audit, corporate communications, and compliance functions. Prior to Solo Cup Company, she was Associate General Counsel, Corporate Secretary and Chief Corporate Governance Officer at Baxter International, Inc. Ms. Reed holds a Bachelor of Arts degree from the University of Michigan and a Juris Doctor from the Northwestern University Pritzker School of Law. Ms. Reed currently serves as a board member of Stepan Co. (NYSE:SCL), a major manufacturer of specialty and intermediate chemicals used in a broad range of industries, and AngioDynamics, Inc. (NASDAQ: ANGO), a leading provider of innovative, minimally invasive medical devices for vascular access, peripheral vascular disease, and oncology. We believe Ms. Reed is qualified to serve on our Board of Directors based on her extensive experience in legal, management and business leadership within the healthcare industry.

Committee Table

On September 8, 2021, the Board appointed Jan Stern Reed and James Corbett to each serve as an Independent Director on the Company’s Audit Committee and its Compensation Committee, effective September 8, 2021. Additionally, on September 8, 2021 the Board appointed Jan Stern Reed to serve as an Independent Director on the Nominations & Corporate Governance Committee of the Board, effective September 8, 2021. Ms. Reed and Mr. Corbett’s appointments to the above stated committees were made pursuant to the Board’s determination that Ms. Reed and Mr. Corbett satisfy all applicable requirements to serve on the above stated committees, including without limitation, the applicable requirements of the ASX Listing Rules and the Securities Exchange Act of 1934, as amended. Jeremy Curnock Cook stepped down from his role as a member of the Audit Committee on September 8, 2021, being the same day that Jan Stern Reed and James Corbett were appointed to the Audit Committee.

The current committees of the Board and their respective members are as follows:

Director	Independent	Compensation Committee	Audit Committee	Nominations & Corporate Governance Committee
Louis Panaccio	X		Member
Jeremy Curnock Cook	X	Member		Member
Louis Drapeau	X	Member	Chair	Member
Professor Suzanne Crowe	X	Chair		Chair
Jan Stern Reed	X	Member	Member	Member
James Corbett	X	Member	Member

Board Meetings

During the fiscal year ended June 30, 2021, the Board of Directors met a total of nine times (August 7, 2020, August 25, 2020, September 30, 2020, October 8, 2020, November 17, 2020, December 22, 2020, January 6, 2021, February 10, 2021, and May 11, 2021) and had attendance of all six members of the Board of Directors at six of the nine meetings, and at least four or more members of the Board of Directors at the other three of the nine meetings.

Board Leadership Structure

The current Non-Executive Chairman of the Board of Directors is Louis Panaccio, who is an independent director under NASDAQ listing standards and for the purposes of the ASX Listing Rules and the ASX Corporate Governance Council’s Corporate Governance Principles and Recommendations 4th Edition. The roles of Chairman of the Board and Chief Executive Officer are separate. The Board of Directors believes that the separation of the offices of the Chairman of the Board and Chief Executive Officer allows the Company’s Chief Executive Officer to focus primarily on the Company’s business strategy, operations, and corporate vision. The Board of Directors consists of a majority of independent non-executive directors, and each of the committees of the Board of Directors is comprised solely of independent non-executive directors. The Company does not have a policy mandating an independent lead director. The independent directors meet at least annually in executive session without the presence of non-independent directors.

Risk Oversight

While management is responsible for assessing and managing risks to the Company on a day-to-day basis, the Company’s Board of Directors oversees management’s efforts to assess and manage risk. The Board (in conjunction particularly with the Audit Committee) monitors and receives advice on areas of operational and financial risk and considers strategies for appropriate risk management arrangements. Specific areas of risk which are regularly considered at Board meetings include foreign currency, performance of activities, human resources, acceptance by regulatory authorities of the Company’s products, markets, manufacturing, the environment, statutory compliance, and continuous disclosure obligations. Additional areas of focus for the Board of Directors include, but are not limited to:

•	managing the Company’s long-term growth;

•	strategic and operational planning, including significant acquisitions and the evaluation of the Company’s capital structure; and

•	legal and regulatory compliance.

More broadly, risks are considered in virtually every business decision and process and as part of the Company’s overall business strategy. While the Board of Directors has the ultimate oversight responsibility for the Company’s risk management policies and processes, the committees of the Board of Directors also have responsibility for risk oversight. As noted above, our Audit Committee assists the Board of Directors to meet its oversight responsibilities in respect of various areas of risk for the Company including risks associated with our financial statements and financial reporting, internal control structure, risk management procedures and the internal (as applicable) and external audit function as well as mergers and acquisitions, credit and liquidity, and business conduct compliance. Our Compensation Committee considers the risks associated with our compensation policies and practices with respect to both executive compensation and employee compensation. Our Nominations and Corporate Governance Committee oversees risks associated with our overall governance practices and the leadership structure of the Board of Directors. Our Board of Directors stays informed of each committee’s risk oversight and other activities via regular reports of the committee chairs to the full Board of Directors. Our Board of Directors’ role in risk oversight is consistent with our leadership structure, with the Chief Executive Officer and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board of Directors and committees providing oversight in connection with those efforts.

Vote Required

Approval of this Proposal No. 1 requires the affirmative vote of a plurality of votes cast by the Company’s stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Proposal. Directors are elected by a plurality of the votes cast at the Annual Meeting, which means that the seven director nominees receiving the highest number of “FOR” votes will be elected as directors of the Company. Abstentions and broker non-votes are not counted as votes cast with respect to each director, and will have no direct effect on the outcome of the election of directors.

Proposal No. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors, on the recommendation of the Audit Committee, has appointed Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022.

The Board of Directors recommends that you vote to ratify such appointment.

Representatives of Grant Thornton LLP are expected to be available at the virtually held Annual Meeting of stockholders with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Vote Required

Ratification of the appointment of Grant Thornton LLP requires a number of “FOR” votes that is a majority of the votes cast by the Company’s stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Proposal, with abstentions counting as votes against the Proposal.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Grant Thornton. LLP.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists our Board in its oversight of our financial reporting process. All three members* of the Audit Committee qualify as independent directors under NASDAQ listing standards for public companies and the independence requirements of Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”) and one is qualified as an audit committee financial expert within the meaning of Item 407(d)(5) of Regulation S-K, promulgated under the Exchange Act. All three members* of the Audit Committee are also considered to be independent for the purposes of the ASX Listing Rules and the ASX Corporate Governance Council’s Corporate Governance Principles and Recommendations (4th Edition). The Audit Committee’s charter can be viewed online on our website at https://ir.avitamedical.com/corporate-governance.

In fulfilling its duties, the Audit Committee reviewed and discussed the audited financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2021 with management and the independent auditor, Grant Thornton LLP. Management is responsible for the financial statements and the reporting process, including the systems for internal control over financial reporting. The independent auditor is responsible for performing an independent audit of the Company’s financial statements in accordance with accounting principles generally accepted in the United States, and for expressing an opinion on these financial statements based on the audit.

The Audit Committee met with the independent auditor with and without management present and discussed those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the U.S. Securities and Exchange Commission. The Audit Committee has also received the written disclosures and the letter from the independent auditor required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence and discussed with the independent auditor its independence.

Based on the above reviews and discussions, the Audit Committee recommended to our Board, and our Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2021, for filing with the U.S. Securities and Exchange Commission.

Submitted by the Audit Committee*:

Louis Drapeau, Chair of the Audit Committee

Jeremy Curnock Cook

Lou Panaccio

Date: November 9, 2021

*

Jan Stern Reed and James Corbett joined the Audit Committee on September 8, 2021, following the Audit Committee review. Jeremy Curnock Cook ceased to be a member of the Audit Committee on September 8, 2021.

Proposal No. 3

APPROVAL OF AMENDMENTS TO THE COMPANY’S AMENDED AND RESTATED BYLAWS

Background

Proposal No. 3 seeks approval from the Company’s stockholders of proposed amendments to the Company’s Amended and Restated Bylaws (“Bylaws”).

The Company is proposing to amend its Bylaws by inserting a new Section 7.10 (as set out below) that will give the Company the right to sell on behalf of a CDI holder the CDIs held by that CDI holder where the holding constitutes less than a marketable parcel of CDIs for the purposes of the ASX Listing Rules and the ASX Settlement Operating Rules.

Section 7.6 of the Bylaws provides that the Bylaws may be amended by either the Board of Directors or the stockholders.

The Company is seeking to have this amendment to the Bylaws approved by stockholders. If this Proposal No. 3 is approved, the amendments to the Bylaws will take effect from December 14, 2021 (Pacific Standard Time).

Reasons for the proposed amendments to the Bylaws

The Company has a large number of CDI holders on its register that hold less than a “marketable parcel” of CDIs. A marketable parcel is a CDI holding worth at least A$500. As at October 18, 2021, 5,737 CDI holders held less than a marketable parcel of CDIs. For a CDI holder that holds less than a marketable parcel of the Company’s CDIs, it may be difficult and/or expensive for them to sell those CDIs. It is also expensive and inefficient for the Company to maintain these small holdings given there are share registry fees and other administrative costs associated with maintaining such small holdings on the Company’s CDI register.

Our Board of Directors may, if it deems it appropriate to do so and if our Bylaws permit it, elect to implement a small holdings sale facility in relation to CDI holders that hold less than a marketable parcel of CDIs (“Sale Facility”) at the relevant time. Such a facility would, if implemented by the Company, provide a process pursuant to which the CDI holdings of CDI holders that hold less than a marketable parcel of CDIs could be compulsorily sold on their behalf by the Company (unless the holder gives notice to the Company that it does not wish its CDIs to be sold) without the CDI holder having to pay brokerage or other fees on the sale as such fees would be borne by the Company or the purchaser of the CDIs. The CDI holders would, however, still be responsible for any tax payable in connection with the sale of their CDIs and if a Sale Facility was to be implemented in the future it is recommended that the relevant CDI holders seek their own advice in relation to the implications for them of participating in a Sale Facility.

In order to implement a Sale Facility, the ASX Listing Rules require that a company’s constitution or bylaws must provide for certain matters that are set out in ASX Listing Rule 15.13. The Company’s Bylaws do not currently provide for the matters required by ASX Listing Rule 15.13.

Therefore, the Company is seeking the approval of stockholders under this Proposal No. 3 to amend its Bylaws to include the matters required by ASX Listing Rule 15.13. These matters will be set out in the proposed new Section 7.10 of the Bylaws. If approved, the new Section 7.10 of the Bylaws will allow the Company to implement a Sale Facility pursuant to which the Company can compulsorily sell the securities of a CDI holder who holds less than a marketable parcel of CDIs provided certain conditions are met (which include allowing the holders of less than a marketable parcel of CDIs a minimum 6-week period in which to opt-out of the automatic sale process, should they not wish to have their small holding sold on their behalf). The proceeds of the sale of the CDIs held by the relevant CDI holders would be paid to them in the manner and on the basis set out in the relevant Sale Facility documentation that would be sent to the CDI holders at the time of implementing a Sale Facility.

A Sale Facility can be utilized on multiple occasions by the Company but cannot be used more than once in any 12-month period.

If this Proposal No. 3 is approved, a Sale Facility will only be able to be used in relation to CDI holders. The Company does not intend to adopt a Sale Facility for use with respect to the holders of the Company’s common stock.

The Company has no current plans to implement a Sale Facility and there is no certainty that a Sale Facility will be implemented at any time in the future, if at all. In the event that this Proposal No. 3 is approved and a Sale Facility is subsequently implemented, further details of such Sale Facility will be provided by the Company to CDI holders at the relevant time.

Proposed amendments to the Bylaws

If this Proposal No. 3 is approved, the following new Section 7.10 will be inserted into the Bylaws immediately after Section 7.9:

“Section 7.10. Small holdings sale facility.

(A)	In this Section 7.10:

“CDI” means a CHESS Depositary Interest, being a unit of beneficial ownership in 1/5 of a share of common stock of the Corporation or such other ratio as may be adopted by the Corporation from time to time.

“CDI holder” means a holder of the Corporation’s CDIs.

“Marketable Parcel” means a number of CDIs equal to a marketable parcel as defined in the ASX Listing Rules and the ASX Settlement Operating Rules, calculated on the day before the Corporation gives notice under Section 7.10(B).

“takeover” means a takeover bid (as that term is defined in section 9 of the Corporations Act 2001 (Cth)) or a similar bid under the laws of a foreign jurisdiction outside of Australia.

(B)

For so long as the Corporation is admitted to the official list of the ASX, the Corporation may sell the CDI holding of a CDI holder who holds less than a Marketable Parcel of CDIs, provided that the Corporation complies with each of the following: (i) the Corporation may do so only once in any 12-month period; (ii) the Corporation must notify the CDI holder in writing of its intention to sell such CDIs in accordance with this Section 7.10; (iii) the CDI holder must be given at least 6 weeks from the date the notice is sent in which to tell the Corporation that the CDI holder wishes to retain its CDI holding; (iv) if the CDI holder tells the Corporation in accordance with Section 7.10(B)(iii) that the CDI holder wishes to retain its CDI holding, the Corporation will not sell the holding; (v) the power to sell lapses following the announcement of a takeover but the procedure may be started again after the close of the offers made under the takeover; (vi) the Corporation or the purchaser must pay the costs of the sale; and (vii) the proceeds of the sale will not be distributed until the Corporation has received any certificate relating to the CDIs (or is satisfied that the certificate has been lost or destroyed).

(C)	The Corporation may, before a sale is effected under this Section 7.10, revoke a notice given or suspend or terminate the operation of this Section 7.10 either generally or in specific cases.

(D)

If a CDI holder is registered in respect of more than one parcel of securities (whether CDIs or shares of common stock), the Corporation may treat the CDI holder as a separate CDI holder in respect of each of those parcels so that this Section 7.10 will operate as if each parcel was held by different CDI holders.”

Recommendation

The Board recommends that stockholders vote FOR Proposal No. 3 for the reasons set out above.

If this Proposal No. 3 is approved, the Company’s Bylaws will give the Company the right to implement a Sale Facility whereby any CDI holder, who holds less than a marketable parcel of the Company’s CDIs and does not opt out of the automatic sale process under the Sale Facility during the minimum 6 week notice period, may have their CDIs sold on their behalf and, if sold, have the resulting proceeds paid to them in the manner and on the basis set out in the relevant Sale Facility documentation. If this Proposal No. 3 is not approved, the proposed amendments will not be incorporated into the Company’s Bylaws and as a result the Company will not be permitted to implement a Sale Facility in respect of the CDIs held by those CDI holders who hold less than a marketable parcel of CDIs.

Vote Required

Approval of this Proposal No. 3 requires a number of “FOR” votes that is a majority of the votes cast by the Company’s stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Proposal.

Proposal No. 4

RATIFICATION OF THE ISSUE OF 3,214,250 SHARES OF COMMON STOCK

Background

On February 24, 2021 (United States) / February 25, 2021 (Australia), the Company announced that it had commenced an underwritten registered public offering of its common stock (“Offering”). On March 1, 2021 (United States) / March 2, 2021 (Australia), the Company confirmed that it had successfully closed the Offering and had issued 3,214,250 shares of common stock at the Offering price of US$21.50 per share (inclusive of 419,250 shares of common stock that were issued upon the exercise in full by the underwriters of their option to purchase additional shares in the Company). The gross proceeds from the Offering were approximately US$69.1 million, before deducting underwriting discounts and commissions and estimated Offering expenses.

ASX Listing Rules 7.1 and 7.4

The Company is seeking stockholder ratification pursuant to ASX Listing Rule 7.4 for the issue of the 3,214,250 shares of common stock that were issued under the Offering.

The Company is seeking this approval because ASX Listing Rule 7.1 provides that a company must not issue or agree to issue more equity securities during any 12-month period than that amount which represents 15% of the number of fully paid ordinary securities on issue at the commencement of that 12-month period without the approval of its shareholders (subject to specified exceptions).

As the issue of the shares of common stock under the Offering did not fall within any of the specified exceptions to ASX Listing Rule 7.1 and has not yet been approved by the Company’s stockholders, the Offering has used up part of the Company’s 15% placement capacity under ASX Listing Rule 7.1 and has thereby reduced the Company’s capacity to issue further equity securities without stockholder approval over the 12-month period from the date of issue of the shares of common stock under the Offering.

ASX Listing Rule 7.4 sets out an exception to ASX Listing Rule 7.1. Under ASX Listing Rule 7.4, where a company in general meeting ratifies a previous issue of securities (made without stockholder approval under ASX Listing Rule 7.1), those securities will be excluded from the calculation of the number of securities that can be issued by the company in any 12-month period within the 15% limit set out in ASX Listing Rule 7.1.

By ratifying the issue of the 3,214,250 shares of common stock that were issued under the Offering, such issue will be excluded from the calculation of the number of securities that can be issued by the Company in the 12-month period from the date of issue of the shares of common stock under the Offering for the purposes of ASX Listing Rule 7.1, thereby providing the Company with flexibility to issue further securities during the 12-month period from the date of issue of the shares of common stock under the Offering without the requirement to obtain prior stockholder approval, if the Board of Directors considers it is in the best interests of the Company and its stockholders to do so.

Information required under ASX Listing Rule 7.5

For the purposes of ASX Listing Rules 7.4 and 7.5, the following information is provided:

•

(ASX Listing Rule 7.5.1): The shares of common stock the subject of the Offering were issued to professional and sophisticated investors. The recipients were identified through a bookbuild process, which involved the joint book-running managers, Piper Sandler & Co and Cowen and Company, LLC, BTIG LLC as lead manager and Lake Street Capital Markets, LLC as co-manager (together, the “Underwriters”) seeking expressions of interest to participate in the Offering from non-related parties of the Company. The Underwriters were also granted a 30-day option to purchase up to 419,250 shares of common stock of the Company which was exercised in full.

•	(ASX Listing Rule 7.5.2): 3,214,250 shares of common stock of the Company were issued under the Offering.

•	(ASX Listing Rule 7.5.3): Not applicable.

•	(ASX Listing Rule 7.5.4): The 3,214,250 shares of common stock of the Company were issued on March 1, 2021 (United States) / March 2, 2021 (Australia).

•

(ASX Listing Rule 7.5.5): The Company received gross proceeds of approximately US$69.1 million for the issue of the 3,214,250 shares of common stock of the Company (priced at US$21.50 per share of common stock issued).

•

(ASX Listing Rule 7.5.6): The purpose of the issue was for the Company to raise funds for working capital, including to fund the Company’s current product development pipeline, to pursue approvals of its products for additional indications and for general corporate purposes (which may include licensing arrangements).

•

(ASX Listing Rule 7.5.7): The shares of common stock were issued under the Offering pursuant to a shelf registration statement on Form S-3 (File No. 333-249419) that was filed with the Securities and Exchange Commission (“SEC”) on October 9, 2020 and declared effective on October 16, 2020 and that was also publicly released on the ASX. The final prospectus supplement relating to and describing the terms of the Offering was filed with the SEC and released on the ASX. In addition to the shelf registration statement and prospectus supplement, the Offering was made pursuant a purchase agreement between the Company and Piper Sandler & Co. and Cowen and Company, LLC dated February 24, 2021 (the “Purchase Agreement”). The Purchase Agreement was filed with the SEC on a Form 8-K dated March 1, 2021.

Recommendation

The Board recommends that stockholders vote FOR Proposal No. 4 for the reasons set out above.

As noted above, if the issue of the 3,214,250 shares of common stock that were the subject of the Offering is ratified under this Proposal No. 4, such issue will be excluded from the calculation of the number of securities that can be issued by the Company in the 12 month period from the date of issue of the shares of common stock under the Offering for the purposes of ASX Listing Rule 7.1, thereby providing the Company with flexibility to issue further securities in the 12 month period from the date of issue of the shares of common stock under the Offering without the requirement to obtain prior stockholder approval, if the Board of Directors considers it is in the best interests of the Company and its stockholders to do so. If the issue of the 3,214,250 shares of common stock is not ratified under this Proposal No. 4, this will not impact the validity of the issue of the shares of common stock under the Offering but will limit the Company’s ability to issue additional securities without stockholder approval in the 12 month period from the date of issue of the shares of common stock under the Offering (such period ending on March 1, 2022 (United States) / March 2, 2022 (Australia)).

Vote Required

Approval of this Proposal No. 4 requires a number of “FOR” votes that is a majority of the votes cast by the Company’s stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Proposal.

Voting Exclusion Statement

The Company will disregard any votes cast in favor of Proposal No. 4 by or on behalf of any person who participated in the Offering or who was a counterparty to the Purchase Agreement or their associates.

However, the Company need not disregard a vote cast in favor of Proposal No. 4 by:

•	a person as proxy or attorney for a person who is entitled to vote on the Proposal, in accordance with directions given to the proxy or attorney to vote on the Proposal in that way; or

•

the chair of the annual meeting as proxy or attorney for a person who is entitled to vote on the Proposal, in accordance with a direction given to the chair to vote on the Proposal as the chair decides; or

•	a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:

•	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the Proposal; and

•	the holder votes on the Proposal in accordance with directions given by the beneficiary to the holder to vote in that way.

Proposal No. 5

APPROVAL TO INCREASE THE MAXIMUM AGGREGATE ANNUAL CASH FEE POOL FOR NON-EXECUTIVE DIRECTORS

Background

In accordance with ASX Listing Rule 10.17 and section 2.10 of the Company’s Amended and Restated Bylaws, any proposed increase to the maximum aggregate annual cash fee pool from which non-executive directors of the Company may be paid for their services as members of the Board of Directors must be approved by stockholders at an annual or special meeting of stockholders.

There are currently six non-executive directors of the Company – Mr. Louis Panaccio, Professor Suzanne Crowe, Mr. Jeremy Curnock Cook, Mr. Louis Drapeau, Ms. Jan Stern Reed and Mr. James Corbett. The current maximum aggregate annual cash fee pool from which all of the non-executive directors of the Company may be paid for their services as members of the Board of Directors is US$600,000. The remuneration of each non-executive director for the year ended June 30, 2021 is detailed in the Company’s Annual Report on Form 10-K dated August 27, 2021.

The purpose of this Proposal No. 5 is to approve an increase in the maximum aggregate annual cash fee pool from US$600,000 per annum to US$750,000 per annum. This would represent an increase to the current cash fee pool of US$150,000. If approved, the amount of US$750,000 would be the total annual cash amount that could be divided amongst all of the non-executive directors. The approval of this increase does not necessarily mean that the full annual cash fee pool of US$750,000 will be utilized. The current annualized rate of compensation for the non-executive directors is US$580,000.

Reasons for the proposed increase

The current maximum aggregate annual cash fee pool amount is US$600,000, which was the amount that was approved by the Company’s stockholders at the Company’s adjourned annual meeting held on November 9, 2020 (United States). At the time at which the cash fee pool of US$600,000 was approved, the Company had four non-executive directors (given that one non-executive director had retired on the same date that the cash fee pool of US$600,000 was approved). In response to this retirement, the Board of Directors appointed two additional highly qualified U.S. based non-executive directors, so that the Company now has a total of six non-executive directors.

The Board of Directors considers that it is reasonable and appropriate at this time to seek stockholder approval for an increase in the maximum aggregate annual cash fee pool as these extra funds will assist the Company to appropriately remunerate the larger number of non-executive directors that are currently appointed to the Board of Directors. The proposed increase in the maximum aggregate annual cash fee pool will also enable the Company to continue to attract and retain members of the Board of Directors in an increasingly competitive environment for the recruitment and retention of non-executive directors. Further, the proposed cash fee pool increase may be necessary to remunerate any newly elected non-executive directors that the Board of Directors may seek to appoint in order to enhance corporate governance or to ensure compliance with certain U.S. state government requirements for board diversity.

The Board of Directors has further determined that the proposed amount of US$750,000 is a reasonable annual cash fee pool amount for a United States life sciences company that is listed on The NASDAQ Stock Market LLC and the ASX. The Board of Directors’ view is supported by Compensia, a premier independent compensation advisory firm with a focus on technology and life sciences companies. Compensia was engaged by the Company’s Compensation Committee to complete a detailed review of the Company’s compensation arrangements for non-executive directors to ensure that the Company’s compensation practices are competitive and aligned with U.S. compensation practices. Alignment with U.S. compensation practices has become increasingly important following the Company’s redomiciliation from Australia to the U.S., its predominant focus on U.S. markets for its FDA approved RECELL® product, and its completion of a U.S. institutional investor-based NASDAQ stock market public offering earlier this year (see Proposal No. 4). For the review, Compensia developed a peer group of 20 US-based public companies of similar size, industry, revenue, and market cap, using a rules-based approach.

Compensia provided the Company with recommendations in relation to non-executive director fees against competitive market data and confirmed to the Company that, in its view, the increase in the maximum aggregate annual cash fee pool from which all of the non-executive directors may be paid to US$750,000 is reasonable and “at market”. The Board of Director’s total cost of governance on an annualized basis if the proposed aggregate annual cash fee pool is increased to US$750,000 and the NED Securities proposed to be issued under Proposal No.’s 6 – 10 and 12 are approved (i.e. excluding those grants proposed to be made to Mr. Corbett and Ms. Reed in recognition of their appointment as non-executive directors of the Company under Proposal No’s 11 and 13) would be less than the 50th percentile of peer group data set out in Compensia’s analysis.

If this Proposal No.5 is passed, the maximum aggregate annual cash fee pool from which non-executive directors may be paid for their services as members of the Board of Directors will be US$750,000. If this Proposal No.5 is not passed, the amount will remain at US$600,000.

Securities issued to non-executive directors under ASX Listing Rule 10.11 or 10.14

ASX Listing Rule 10.17 requires that the Company provide details of any securities issued to a non-executive director under ASX Listing Rule 10.11 or 10.14 with stockholder approval at any time within the preceding three years.

The Company confirms that no securities have been issued by the Company to any non-executive director under ASX Listing Rule 10.11 or 10.14 with stockholder approval within the past three years. If, however, Proposal No’s 6 – 13 (inclusive) are approved, restricted stock units and options in the Company (as applicable) will be issued to the Company’s non-executive directors under ASX Listing Rule 10.11 on the terms set out in this Proxy Statement in respect of those Proposals.

The Company’s predecessor, AVITA Medical Pty Limited, obtained approval at the annual general meeting of its shareholders on November 29, 2016 to issue a number of shares in AVITA Medical Pty Limited over the following three years (being the 2017, 2018 and 2019 financial years) under its employee share plan to each of its non-executive directors, namely Mr. Louis Panaccio, Mr. Jeremy Curnock Cook, Mr. Louis Drapeau, Professor Suzanne Crowe (who are also non-executive directors of the Company), Mr. Damien McDonald (who has since resigned as a non-executive director of the Company) and Dr. Michael Perry (who at the time was a non-executive director of AVITA Medical Pty Limited, but is now an executive director of the Company) in exchange for all or part of the directors’ fees otherwise payable to them. That approval was obtained for the purposes of section 195(4) and section 208 of the Corporations Act 2001 (Cth) and ASX Listing Rule 10.14 and for all other purposes.

Within the last three years, shares in AVITA Medical Pty Limited were issued to the non-executive directors during 2019 pursuant to that approval. The below table sets out those ordinary shares in AVITA Medical Pty Limited that were issued to non-executive directors in 2019. No other securities in AVITA Medical Pty Limited have been issued to non-executive directors under ASX Listing Rule 10.14 in the last three years. As a result of the redomiciliation of the Avita Group from Australia to the United States, the below mentioned securities were exchanged for equivalent securities in the Company in accordance with the relevant exchange ratios detailed in AVITA Medical Pty Limited’s Scheme Booklet dated 11 May 2020 (being 1:100). The current interests of each of the directors of the Company have been disclosed to ASX and are available on ASX’s website (www.asx.com.au).

Non-Executive Director	Securities in AVITA Medical Pty Limited that were issued*	Date issued
Louis Panaccio (held indirectly by Tercus Pty Ltd ATF The Panaccio Superannuation Fund)	• 345,024 ordinary shares (exchanged in 2020 for 3,450 shares of common stock** in AVITA Medical, Inc.)	August 1, 2019

	• 12,948 ordinary shares (exchanged in 2020 for 129 shares of common stock** in AVITA Medical, Inc.)	August 23, 2019

Suzanne Crowe (held jointly by Suzanne Crowe and John Mills)	• 168,301 ordinary shares (exchanged in 2020 for 1,683 shares of common stock** in AVITA Medical, Inc.)	August 1, 2019

	• 6,316 ordinary shares (exchanged in 2020 for 63 shares of common stock** in AVITA Medical, Inc.)	August 23, 2019

Damien McDonald	• 1,011,003 ordinary shares (exchanged in 2020 for 10,110 shares of common stock** in AVITA Medical, Inc.)	August 1, 2019

	• 41,669 ordinary shares (exchanged in 2020 for 4,167 shares of common stock** in AVITA Medical, Inc.)	August 23, 2019

*

As noted above, the ordinary shares that were issued by AVITA Medical Pty Limited to each of the non-executive directors were issued in exchange for all or part of the directors’ fees otherwise payable to each director.

**	Or, where applicable, CDIs in AVITA Medical, Inc., where five CDIs are equal to one share of common stock.

No securities in AVITA Medical Pty Limited have been issued to any of its non-executive directors under ASX Listing Rule 10.11 with the approval of shareholders within the last three years.

Recommendation

The Board recommends that stockholders vote FOR Proposal No. 5 for the reasons set out above.

As noted above, if this Proposal No.5 is passed, the maximum aggregate annual cash fee pool from which non-executive directors may be paid for their services as members of the Board of Directors will be US$750,000. If this Proposal No.5 is not passed, the amount will remain at US$600,000.

Vote Required

Approval of this Proposal No. 5 requires a number of “FOR” votes that is a majority of the votes cast by the Company’s stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Proposal.

Voting Exclusion Statement

The Company will disregard any votes cast in favor of Proposal No. 5 by or on behalf of any director of the Company or their associates.

However, the Company need not disregard a vote cast in favor of Proposal No. 5 by:

•	a person as proxy or attorney for a person who is entitled to vote on the Proposal, in accordance with directions given to the proxy or attorney to vote on the Proposal in that way; or

•

the chair of the annual meeting as proxy or attorney for a person who is entitled to vote on the Proposal, in accordance with a direction given to the chair to vote on the Proposal as the chair decides; or

•	a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:

•	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the Proposal; and

•	the holder votes on the Proposal in accordance with directions given by the beneficiary to the holder to vote in that way.

Proposal No’s 6 - 13

APPROVAL OF THE GRANT OF OPTIONS AND RESTRICTED STOCK UNITS TO NON-EXECUTIVE DIRECTORS

Background

Proposal No’s 6 – 13 (inclusive) seek the approval of stockholders under ASX Listing Rule 10.11 to the grant of both restricted stock units (“RSUs”) and options to acquire shares of common stock (including, if so elected, in the form CDIs) of the Company to each of the Company’s non-executive directors (“NED Securities”) in the respective amounts set out in the below tables. Each RSU on vesting will entitle the relevant non-executive director to be issued one fully paid share of common stock of the Company for no monetary consideration. Each option on vesting and payment of the applicable exercise price by the non-executive director (being the closing price of the Company’s shares of common stock at close of trading on NASDAQ on the date on which the options are granted) will entitle the relevant non-executive director to be issued one fully paid share of common stock of the Company. On vesting of an RSU or option, the non-executive director (except where a cashless exercise program is implemented in respect of the relevant option) elect to acquire CDIs in place of common stock of the Company with five CDIs being equal to one share of common stock of the Company.

In connection with the proposal to grant the NED Securities, the Board engaged Compensia, a premier independent compensation advisory firm with a focus on technology and life sciences companies in the U.S., to complete a detailed review of the Company’s compensation arrangements for non-executive directors to ensure that the Company’s compensation practices are competitive and aligned with U.S. compensation practices. Alignment with U.S. compensation practices has become increasingly important following the Company’s redomiciliation from Australia to the U.S., its predominant focus on U.S. markets for its FDA approved RECELL product, and its completion of a U.S. institutional investor-based NASDAQ stock market public offering earlier this year (see Proposal No. 4).

For the analysis, Compensia developed a peer group of 20 U.S. based public companies of similar size, industry, revenue, and market cap, using a rules-based approach. They provided recommendations in relation to non-executive director fees against competitive market data. The Company’s Compensation Committee based the proposed grant of the awards to the non-executive directors set out in table 2 below at just above the 25th percentile of board equity compensation compared with peer data as per Compensia’s analysis, whilst the proposed grant of the new non-executive director awards set out in table 1 below are based on the approximate midpoint between the 25th and 50th percentile of board equity compensation compared with peer data as per Compensia’s analysis.

The Board is of the view that the grant of the NED Securities to the non-executive directors is a reasonable and appropriate method to provide cost effective remuneration to the non-executive directors as the non-cash form of this remuneration will allow the Company to spend a greater proportion of its cash reserves on its operations than it would if alternative cash forms of remuneration were required to be given to the non-executive directors instead of the NED Securities.

Consistent with common U.S. company non-executive director equity remuneration practices as reported by Compensia, table 1 below reflects new director awards proposed to be granted to the Company’s two new non-executive directors that were appointed in July 2021, while table 2 below reflects awards proposed to be granted to each non-executive director in respect of the fiscal year ending June 30, 2022.

Table 1: Initial awards to new non-executive directors

Non-executive director	New non-executive director options and RSUs to be granted	Vesting schedule
James Corbett	• RSUs to acquire 8,675 shares of common stock(1) (to be granted as an ‘initial grant’ in connection with Mr. Corbett being appointed as a non-executive director of the Company)	• RSUs to vest on the first, second and third anniversary of the grant date in equal amounts (i.e. 1/3 of the RSUs will vest on each anniversary). .

	• Options to acquire 4,925 shares of common stock(2) (to be granted as an ‘initial grant’ in connection with Mr. Corbett being appointed as a non-executive director of the Company)	• Options to vest on the first, second and third anniversary of the grant date in equal amounts (i.e. 1/3 of the options will vest on each anniversary)

Note: Mr. Corbett may elect to acquire CDIs in place of common stock, where five CDIs are equal to one share of common stock

Jan Stern Reed	• RSUs to acquire 8,675 shares of common stock(1) (to be granted as an ‘initial grant’ in connection with Ms. Reed being appointed as a non-executive director of the Company)	• RSUs to vest on the first, second and third anniversary of the grant date in equal amounts (i.e. 1/3 of the RSUs will vest on each anniversary).

	• Options to acquire 4,925 shares of common stock(2) (to be granted as an ‘initial grant’ in connection with Ms. Reed being appointed as a non-executive director of the Company)	• Options to vest on the first, second and third anniversary of the grant date in equal amounts (i.e. 1/3 of the options will vest on each anniversary).

Note: Ms. Reed may elect to acquire CDIs in place of common stock, where five CDIs are equal to one share of common stock

Table 2: 2021 awards to non-executive directors

Non-executive director	2021 options and RSUs to be granted to each non-executive director	Vesting schedule
Louis Panaccio

•  RSUs to acquire 4,350 shares of common stock(1)

•  Options to acquire 2,550 shares of common stock(2)

Note: Mr. Panaccio may elect to acquire CDIs in place of common stock, where five CDIs are equal to one share of common stock

• RSUs to vest 12 months from the grant date. • Options to vest 12 months from the grant date with an expiration date of ten years from the grant date.

Non-executive director	2021 options and RSUs to be granted to each non-executive director	Vesting schedule
Suzanne Crowe

•  RSUs to acquire 4,350 shares of common stock(1)

•  Options to acquire 2,550 shares of common stock(2)

Note: Professor Crowe may elect to acquire CDIs in place of common stock, where five CDIs are equal to one share of common stock

• RSUs to vest 12 months from the grant date. • Options to vest 12 months from the grant date with an expiration date of ten years from the grant date.

Jeremy Curnock Cook

•  RSUs to acquire 4,350 shares of common stock(1)

•  Options to acquire 2,550 shares of common stock(2)

Note: Mr. Curnock Cook may elect to acquire CDIs in place of common stock, where five CDIs are equal to one share of common stock

• RSUs to vest 12 months from the grant date. • Options to vest 12 months from the grant date with an expiration date of ten years from the grant date.

Louis Drapeau

•  RSUs to acquire 4,350 shares of common stock(1)

•  Options to acquire 2,550 shares of common stock(2)

Note: Mr. Drapeau may elect to acquire CDIs in place of common stock, where five CDIs are equal to one share of common stock

• RSUs to vest 12 months from the grant date. • Options to vest 12 months from the grant date with an expiration date of ten years from the grant date.

James Corbett

•  RSUs to acquire 4,350 shares of common stock(1)

•  Options to acquire 2,550 shares of common stock(2)

Note: Mr. Corbett may elect to acquire CDIs in place of common stock, where five CDIs are equal to one share of common stock

• RSUs to vest 12 months from the grant date. • Options to vest 12 months from the grant date with an expiration date of ten years from the grant date.

Jan Stern Reed

•  RSUs to acquire 4,350 shares of common stock(1)

•  Options to acquire 2,550 shares of common stock(2)

Note: Ms. Reed may elect to acquire CDIs in place of common stock, where five CDIs are equal to one share of common stock

• RSUs to vest 12 months from the grant date. • Options to vest 12 months from the grant date with an expiration date of ten years from the grant date.

(1)

Upon the vesting of an RSU, the holder will be entitled to be issued the relevant number of shares of common stock (or CDIs) of the Company without the payment of any cash or other form of consideration

(2)

The exercise price payable for each share of common stock the subject of the option will be the closing price of the Company’s shares of common stock on NASDAQ on the date on which the options are granted

An RSU is a “restricted stock unit”, which is an unfunded and unsecured contractual entitlement to be issued or transferred a share of common stock of the Company for each RSU on a future date (after the vesting of the relevant RSU entitlement).

If stockholder approval is obtained, the NED Securities proposed to be granted to each non-executive director will be granted under and subject to the terms and conditions of a template option agreement (in respect of the options) and a template RSU agreement (in respect of the RSUs) to be entered into between the relevant non-executive director and the Company (“NED Security Agreements”), the terms of which are summarized below.

Each of Proposal No’s 6 – 13 (inclusive) are separate Proposals to be considered by stockholders independently. In addition, Proposal No’s 6 – 13 (inclusive) are not interdependent Proposals, meaning that the approval of one Proposal will not impact the outcome of another Proposal (e.g., if Proposal No.6 is not approved, this does not impact the ability of Proposal No.7 to be approved). Accordingly, if only some of Proposal No’s 6 – 13 are approved by stockholders, those Proposals that are approved will remain valid even if certain of Proposal No’s 6 – 13 are not approved by stockholders.

Those non-executive directors who have the grant of NED Securities to them approved will be entitled to be granted those NED Securities whereas those non-executive directors who do not have the grant of NED Securities to them approved will not be entitled to be granted those NED Securities.

ASX Listing Rule 10.11

ASX Listing Rule 10.11 provides that a company must not, subject to specified exceptions, issue or agree to issue any equity securities to a related party, which includes a director, without stockholder approval. If stockholder approval in relation to Proposal No’s 6 – 13 is received, approval is not required under ASX Listing Rule 7.1 and the subsequent issue of the shares of common stock (or CDIs) the subject of the options and RSUs will not be counted towards the Company’s 15% placement capacity restriction set out in ASX Listing Rule 7.1.

Reasons for the grant of NED Securities

The Board has approved the proposed grant of the NED Securities in order to promote ownership in the Company by the non-executive directors and to align their interests with stockholders by linking part of their compensation to the long-term success of the Company and its financial performance. The provision of the NED Securities is an essential component of compensation for U.S. based non-executive directors of NASDAQ listed companies and the Board believes that the grant of the NED Securities should assist the Company in retaining members of the Board of Directors in an increasingly competitive environment for the recruitment and retention of non-executive directors.

As noted above, the Board is of the view that the grant of the NED Securities to the non-executive directors is a reasonable and appropriate method to provide cost effective remuneration to the non-executive directors as the non-cash form of this remuneration will allow the Company to spend a greater proportion of its cash reserves on its operations than it would if alternative cash forms of remuneration were required to be given to the non-executive directors instead of the NED Securities.

Material terms of the NED Security Agreements

In addition to the number, vesting schedules and other terms of the options and RSUs summarized in the tables above, the following is a summary of other material terms of the NED Security Agreements. This summary is qualified in its entirety by reference to the template NED Security Agreements, copies of which are attached as Exhibits to this Proxy Statement.

Option Agreements

a)	Grant Price: There is no consideration payable for the grant of the options.

b)

Exercise Price: As noted above, the exercise price payable for each share of common stock the subject of the option will be the closing price of the Company’s shares of common stock on NASDAQ on the date on which the options are granted.

c)

Method of payment of Exercise Price: Each non-executive director may pay the applicable exercise price by personal check (or readily available funds), wire transfer, cashier’s check or by consideration received by the Company pursuant to a broker-assisted cashless exercise program implemented by the “Administrator” under the Option Agreement. Under a cashless exercise, also known as a same-day sale, a broker facilitates the exercise of options by the grantee so that the grantee may exercise options without making an upfront purchase of shares. The grantee exercises the options, and then immediately sells enough shares of common stock to repay the broker and cover any associated costs with the transaction. The grantee then retains the net number of shares of common stock.

d)

Shares of common stock (and not CDI(s) issued under a cashless exercise: When a cashless exercise program is implemented, only shares of common stock (and not CDIs) may be issued to the non-executive director.

e)	Vesting Conditions: The relevant vesting conditions for the options are set out in the above tables. Once an option has vested it may be exercised at any time during the option term applicable to it.

f)

Option term: The options will expire at the close of business at the Company’s headquarters on the applicable expiration date (being 10 years from the grant date of the relevant option), unless the relevant Option Agreement terminates earlier in connection with the non-executive director no longer serving as a director of the Company or in the event of a change of control occurring with respect to the Company.

g)

Lapsing on cessation as a director: If a non-executive director ceases to be a director of the Company prior to the relevant expiration date of the option (other than for cause), the unvested portion of the director’s options will automatically expire on the director’s date of termination, and the vested portion of the director’s options will remain outstanding and exercisable for the following periods (unless otherwise determined by the Company’s Compensation Committee): (i) three months following termination for any reason other than cause, disability or death; (ii) six months following a termination due to disability; and (iii) 12 months following the date of the director’s death, if they die while serving as a director or during the period provided in (i) or (ii).

If a non-executive director ceases to be a director of the Company prior to the relevant expiration date of the option due to being terminated for cause, the option will terminate and be forfeited immediately upon the director’s termination, and the director will be prohibited from exercising any portion (including any vested portion) of the option on or after the date of termination. If the director’s service as a non-executive director of the Company is suspended pending an investigation as to whether the director will be terminated for cause, all of the director’s rights under the option, including the right to exercise any vested options, will be suspended during the investigation period.

h)

Subject to the ASX Listing Rules: While the Company is subject to the ASX Listing Rules, there are additional restrictions that will apply to each non-executive director under the terms of the relevant Option Agreement including, amongst other things, restrictions on the director’s ability as an option holder to participate in new issues of shares of common stock (where a new issue is offered to existing holders of the Company’s shares of common stock) where it relates to the shares of common stock the subject of the option and restrictions in relation to the amendment or modification of the terms of the options (unless such amendment or modification is made to comply with the ASX Listing Rules or unless otherwise permitted by the ASX Listing Rule or by a waiver granted by the ASX).

i)

Adjustment of shares of common stock: If the number of the Company’s outstanding shares of common stock is changed or the value of the Company’s shares of common stock are otherwise affected by the occurrence of certain specified corporate actions, then the maximum number and class of shares of common stock or type of security reserved for issuance and the exercise price and number and class of shares of common stock or type of security subject to the relevant option grant will, subject to any required action by the Board of Directors or the Company’s stockholders and subject to compliance with, and to the extent permitted by, all “Applicable Laws” (as defined in the Option Agreement), be proportionately adjusted or adjusted in such manner as the Company’s Compensation Committee determines to be equitably required, provided that fractions of a share of common stock will not be issued. In this respect, where the ASX Listing Rules apply, the Compensation Committee will make such adjustments as are necessary and in accordance with the ASX Listing Rules to the number, class or type of shares of common stock or securities that are subject to the option grant or the exercise price and such other adjustments as are appropriate in the discretion of the Compensation Committee and in accordance with the ASX Listing Rules. Such adjustments may provide for the elimination of fractional shares that may otherwise be subject to the option grant without any payment therefor.

j)

Minimum number of shares of common stock: The option granted to each non-executive director under the Option Agreement may be exercised on multiple occasions during the option term, however the Company may impose a minimum number of shares of common stock in respect of which the option may be exercised at any one time.

k)

Change in control: In the event that the Company is subject to a change of control (as that term is defined in the Option Agreement), any unvested portion of the relevant option outstanding as of immediately prior to the change in control will vest in full as of the change in control.

RSU Agreements

a)	Grant Price: There is no consideration payable for the grant of the RSUs.

b)

Vesting Conditions: The relevant vesting conditions for the RSUs are set out in table 1 and table 2 above in respect of each non-executive director (as applicable). The Company will issue to the non-executive director shares of common stock (or CDIs) on or as soon as administratively practical (and within 20 business days in accordance with the terms of the RSU Agreement) following the relevant vesting date of the RSUs.

c)

Lapsing on cessation as a director: If a non-executive director’s continuous service as a non-executive director of the Company terminates for any reason, all unvested RSUs will be forfeited to the Company, and all rights of the non-executive director to such RSUs will immediately terminate without payment of any consideration to the non-executive director.

d)

Adjustment of shares of common stock: If the number of the Company’s outstanding shares of common stock is changed or the value or the Company’s shares of common stock are otherwise affected by the occurrence of certain specified corporate actions, then the maximum number and class of shares of common stock or type of security reserved for issuance under the RSU will, subject to any required action by the Board of Directors or the Company’s stockholders and subject to compliance with, and to the extent permitted by, all “Applicable Laws” (as defined in the RSU Agreement), be proportionately adjusted or adjusted in such manner as the Company’s Compensation Committee determines to be equitably required, provided that fractions of a share of common stock will not be issued. In this respect, where the ASX Listing Rules apply, the Compensation Committee will make such adjustments as are necessary and in accordance with the ASX Listing Rules to the number, class or type of shares of common stock or securities that are subject to the RSU grant and such other adjustments as are appropriate in the discretion of the Compensation Committee and in accordance with the ASX Listing Rules. Such adjustments may provide for the elimination of fractional shares that may otherwise be subject to RSU grants without any payment therefor.

e)

Change in control: In the event that the Company is subject to a change of control (as that term is defined in the RSU Agreement), any unvested portion of the relevant RSUs outstanding as of immediately prior to the change in control will vest in full as of the change in control.

Certain US Federal Income Tax Consequences

The following is a brief summary of certain of the US federal income tax consequences of certain transactions under the NED Security Agreements based on US federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on this Proposal and not for award grantees, is not intended to be complete and does not describe federal taxes other than income taxes, such as Medicare and Social Security taxes, state taxes, local taxes, or foreign taxes.

There are generally no US income tax consequences for the Company or the option holder upon the grant of a nonstatutory stock option. In general, when a nonstatutory stock option is exercised, the recipient will recognize ordinary income equal to the excess of the fair market value of the shares of common stock for which the option is exercised on the date of exercise over the aggregate exercise price. Upon the sale of shares of common stock acquired from exercising an option, the recipient will realize a capital gain (or loss) equal to the difference between the proceeds received and the fair market value of the shares of common stock on the date of exercise. The capital gain (or loss) will be a long-term capital gain (or loss) if the participant held the shares of common stock for more than a year after the exercise of the option, or otherwise a short-term capital gain (or loss).

RSUs will not have US tax consequences for the Company or the recipient at the time of grant. Income will be realized when the awards vest. At that time, the recipient will realize ordinary income equal to the fair market value of the shares of common stock issued to them. Upon the sale of shares of common stock received in settlement of RSUs, the recipient will realize a capital gain or loss equal to the difference between the sale proceeds and income previously realized with respect to the shares of common stock. The capital gain (or loss) will be a long-term capital gain (or loss) if the recipient held the shares of common stock for more than one year after realizing income attributable to the shares of common stock, or otherwise a short-term capital gain (or loss).

To the extent that an award recipient recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which they perform services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the U.S. Internal Revenue Code of 1986, as amended (“Code”) and is not disallowed by the US$1 million limitation on certain executive compensation under Section 162(m) of the Code.

Information required under ASX Listing Rules 10.11 and 10.13

For the purposes of ASX Listing Rules 10.11 and 10.13, the following information is provided:

•

(ASX Listing Rule 10.13.1): The NED Securities are proposed to be granted to the Company’s non-executive directors, namely Mr. Louis Panaccio, Professor Suzanne Crowe, Mr. Jeremy Curnock Cook, Mr. Louis Drapeau, Ms. Jan Stern Reed and Mr. James Corbett.

•

(ASX Listing Rule 10.13.2): Each of Mr. Louis Panaccio, Professor Suzanne Crowe, Mr. Jeremy Curnock Cook, Mr. Louis Drapeau, Ms. Jan Stern Reed and Mr. James Corbett are directors of the Company, and therefore fall into the category under ASX Listing Rule 10.11.1.

•	(ASX Listing Rule 10.13.3): The number and class of securities to be issued to each non-executive director are set out in the above table.

•

(ASX Listing Rule 10.13.4): The securities proposed to be granted under Proposal No’s 6 – 13 (inclusive) are the NED Securities, comprising RSUs and options to acquire fully paid shares of common stock (which each non-executive director may elect to receive as CDIs, where five CDIs are equal to one share of common stock except in the case of a cashless exercise of an option). The material terms of the NED Securities are set out above.

•

(ASX Listing Rule 10.13.5): Any NED Securities to be granted to the non-executive directors, if approved under Proposal No’s 6 – 13, will be granted no later than one month after the date of the Annual Meeting.

•

(ASX Listing Rule 10.13.6): The Company will receive no form of consideration for the grant of the RSUs (or for the common stock (or CDIs) to be issued upon the vesting of the RSUs). In relation to the options, once vested, the relevant non-executive director will be required to pay the exercise price for the number of shares of common stock of the Company (which may be represented as CDIs) that the director requests be issued under the option. The exercise price payable for each share of common stock to be issued under the option will be the closing price of the Company’s shares of common stock at close of trading on NASDAQ on the date on which the options is granted. For example, if the option was granted on October 6, 2021 (United States), the exercise price for each share of common stock to be issued under the option would be US$17.03, being the closing price of the Company’s shares of common stock at close of trading on NASDAQ on October 6, 2021. Where a non-executive director elects to receive CDIs instead of shares of common stock, the total exercise price will remain the same however the non-executive director will receive five CDIs for each share of common stock that the director would have otherwise received.

•

(ASX Listing Rule 10.13.7): As noted above, the purpose of the proposed grant of the NED Securities is to promote ownership in the Company by the non-executive directors and to align their interests with stockholders by linking part of their compensation to the long-term success of the Company and its financial performance.

•	(ASX Listing Rule 10.13.8): The details of each non-executive director’s current total remuneration package (in US dollars) is set out below.

•

(ASX Listing Rule 10.13.9): The NED Securities are proposed to be granted in accordance with the terms and conditions of the NED Security Agreements. The material terms of the NED Security Agreements are set out above.

Non-Executive Director’s Current Total Remuneration Table:

	Current Non-Executive Directors Cash Fee Compensation (1)
Amounts in USD	Board Member	Board Chair	Audit Chair	Audit Committee	Compensation Chair	Compensation Committee	Nomination Chair	Nomination Committee	Total
Lou Panacio	$70,000	$35,000		$10,000				$5,000	$120,000
Suzanne Crowe	70,000				15,000		10,000		95,000
Jeremy Curnock Cook	70,000					7,500		5,000	82,500
Lous Drapeau	70,000		20,000			7,500		5,000	102,500
Jim Corbett (2)	70,000			10,000		7,500			87,500
Jan Stern Reed (2)	70,000			10,000		7,500		5,000	92,500

Total	$420,000	$35,000	$20,000	$30,000	$15,000	$30,000	$10,000	$20,000	$580,000

(1)	Non-executive director’s remuneration package as of September 8, 2021
(2)	Board members appointed July 1, 2021

Recommendation

The Board (other than Mr. Louis Panaccio, who abstains given his personal interest in Proposal No. 6) recommends that stockholders vote FOR Proposal No. 6.

The Board (other than Professor Suzanne Crowe, who abstains given her personal interest in Proposal No. 7) recommends that stockholders vote FOR Proposal No. 7.

The Board (other than Mr. Jeremy Curnock Cook, who abstains given his personal interest in Proposal No. 8) recommends that stockholders vote FOR Proposal No. 8.

The Board (other than Mr. Louis Drapeau, who abstains given his personal interest in Proposal No. 9) recommends that stockholders vote FOR Proposal No. 9.

The Board (other than Mr. James Corbett, who abstains given his personal interest in Proposals No. 10 and No. 11) recommends that stockholders vote FOR Proposals No. 10 and No. 11.

The Board (other than Ms. Jan Stern Reed, who abstains given her personal interest in Proposals No. 12 and No. 13) recommends that stockholders vote FOR Proposals No. 12 and No. 13.

As noted above, Proposal No’s 6 – 13 (inclusive) are not interdependent Proposals. Accordingly, if only some of Proposal No’s 6 – 13 are approved by stockholders, those Proposals that are approved will remain valid even if certain of Proposal No’s 6 – 13 are not approved by stockholders. If this occurs, those non-executive directors who have the grant of NED Securities to them approved will be entitled to be granted those NED Securities whereas those non-executive directors who do not have the grant of NED Securities to them approved will not be entitled to be granted those NED Securities.

Vote Required

Approval of each of Proposal No’s 6 – 13 requires a number of “FOR” votes that is a majority of the votes cast by the Company’s stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the relevant Proposal.

Voting Exclusion Statement

The Company will disregard any votes cast in favor of:

•

Proposal No. 6 by on or behalf of Mr. Panaccio and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal No. 6 (except a benefit solely by reason of being a holder of the Company’s shares of common stock (or CDI(s)) or their associates;

•

Proposal No. 7 by or on behalf of Professor Crowe and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal No. 7 (except a benefit solely by reason of being a holder of the Company’s shares of common stock (or CDI(s)) or their associates;

•

Proposal No. 8 by or on behalf of Mr. Curnock Cook and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal No. 8 (except a benefit solely by reason of being a holder of the Company’s shares of common stock (or CDI(s)) or their associates;

•

Proposal No. 9 by or on behalf of Mr. Drapeau and any other person who will obtain a material benefit as a result of the securities under Proposal No. 9 (except a benefit solely by reason of being a holder of the Company’s shares of common stock (or CDI(s)) or their associates;

•

Proposal No. 10 and No. 11 by or on behalf of Mr. Corbett and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal No. 10 and No. 11 (except a benefit solely by reason of being a holder of the Company’s shares of common stock (or CDI(s)) or their associates; and

•

Proposals No. 12 and No. 13 by or on behalf of Ms. Stern Reed and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal No. 12 and No. 13 (except a benefit solely by reason of being a holder of the Company’s shares of common stock (or CDI(s)) or their associates;

however, the Company need not disregard a vote cast in favor of any of the above Proposals by:

•

a person as proxy or attorney for a person who is entitled to vote on the relevant Proposal, in accordance with directions given to the proxy or attorney to vote on the relevant Proposal in that way; or

•

the chair of the annual meeting as proxy or attorney for a person who is entitled to vote on the relevant Proposal, in accordance with a direction given to the chair to vote on the relevant Proposal as the chair decides; or

•	a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:

•	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the relevant Proposal; and

•	the holder votes on the relevant Proposal in accordance with directions given by the beneficiary to the holder to vote in that way.

Proposal No. 14

APPROVAL OF GRANT OF RESTRICTED STOCK UNITS AND OPTIONS TO DR. MICHAEL PERRY

Background

Proposal No. 14 seeks the approval of stockholders under ASX Listing Rule 10.11 to the grant of both RSUs and options to acquire shares of common stock of the Company (including, if so elected, in the form of CDIs) to the Company’s Chief Executive Officer, Dr. Michael Perry (“CEO Securities”), on the terms and conditions of an RSU agreement (“RSU Agreement”) and an option agreement (“Option Agreement”) (as applicable) to be entered into between Dr. Perry and the Company, the proposed terms of which are respectively set out below. Each RSU on vesting will entitle Dr. Perry to be issued one fully paid share of common stock of the Company for no monetary consideration. Each option on vesting and payment of the applicable exercise price by Dr. Perry (being the closing price of the Company’s shares of common stock at close of trading on NASDAQ on the date on which the options are granted) will entitle Dr. Perry to be issued one fully paid share of common stock of the Company. Dr. Perry may (except where a cashless exercise program is implemented in respect of the relevant option) elect to acquire CDIs in place of common stock of the Company, with five CDIs being equal to one share of common stock of the Company. The RSU Agreement and the Option Agreement are referred to collectively as the “CEO Security Agreements”.

If stockholder approval is obtained, the CEO Securities will be granted under and subject to the terms of the RSU Agreement and the Option Agreement (as applicable). If stockholder approval is not obtained, the CEO Securities will not be granted to Dr. Perry.

An RSU is a “restricted stock unit”, which is an unfunded and unsecured contractual entitlement to be issued or transferred a share of common stock of the Company for each RSU on a future date (after the vesting of the entitlement).

ASX Listing Rule 10.11

ASX Listing Rule 10.11 provides that a company must not, subject to specified exceptions, issue or agree to issue any equity securities to a related party, which includes a director, without stockholder approval. If stockholder approval in relation to Proposal No. 14 is received, approval is not required under ASX Listing Rule 7.1 and the subsequent issue of the shares of common stock (or CDIs) upon vesting (and exercise, as applicable) of the CEO Securities will not be counted towards the Company’s 15% placement capacity restriction set out in ASX Listing Rule 7.1.

Reasons for the grant of the CEO Securities

In order to continue to incentivize the CEO in his role with the Company, the Board has approved the proposed grant of the CEO Securities to Dr. Perry.

To assist it in determining the appropriate equity awards to be granted to Dr. Perry, the Board engaged Compensia, a premier independent compensation advisory firm with a focus on technology and life sciences companies in the U.S., to complete a detailed review of the Company’s compensation arrangements for Dr. Perry to ensure that the Company’s compensation practices are competitive and aligned with U.S. compensation practices. Utilizing the data provided by Compensia, the Compensation Committee recommended to the full Board and the full Board approved the proposed grant of the CEO Securities to Dr. Perry on the basis that it believes that the CEO Securities represent reasonable remuneration for Dr. Perry. For the analysis, Compensia developed a peer group of 20 U.S. based public companies of similar size, industry, revenue, and market cap, using a rules based approach.

The CEO Securities includes both RSUs (70% of the total grant value) and options (30% of the total grant value), with a portion of the award based on Dr. Perry’s tenure (25% of the total grant value) and the remaining portion of the award being based on specific performance objectives (75% of the total grant value). Furthermore, 67% of the performance objective grant (i.e. 50% of the total grant) is based on “stretch” performance milestones. The Board considers that the split between RSUs and options, the division between tenure-based and performance-based awards, and the vesting conditions are consistent with the strategic goals and targets of the Company and appropriately incentivize Dr. Perry, while creating a strong alignment between Dr. Perry and the Company’s stockholders.

Non-stretch performance milestones for the CEO Securities are aimed at a potential target between the 50th -60th percentile for CEO equity remuneration of market peers based on Compensia data and vest immediately upon achievement of the performance metric. The additional stretch performance milestones for the CEO Securities would potentially bring Dr. Perry’s equity award close to the 75th percentile for CEO equity remuneration of market peers based on Compensia data and vest on a 3-year pro-rata basis upon achievement of the relevant performance metric.

Number of CEO Securities and vesting conditions

A summary of the CEO Securities proposed to be granted to Dr. Perry, and the vesting conditions that apply, is set forth below.

Number of RSUs and options	Vesting conditions	Number that vest upon satisfaction of the vesting condition	Vesting date schedule
Tenure based RSUs and options at 70:30

23,800 RSUs and 13,800 options	Tenure based – the RSUs and options will vest on an annual basis if Dr. Perry continues to either be employed by the Company as Chief Executive Officer or is otherwise serving in an executive director capacity

5,950 RSUs to vest each year on the annual vesting date as indicated in the adjacent vesting date schedule column (subject to the relevant tenure condition being met)

3,450 options to vest each year on the annual vesting date as indicated in the adjacent vesting date schedule column (subject to the relevant tenure vesting condition being met) which may then be exercised (subject to the payment by Dr. Perry of the exercise price)(1) with an expiration date of ten years from the grant date

Year 1: December 14, 2022 Year 2: December 14, 2023 Year 3: December 14, 2024 Year 4: December 14, 2025

Number of RSUs and options	Vesting conditions	Number that vest upon satisfaction of the vesting condition	Vesting date schedule
Performance based RSUs and options

5,960 RSUs and 3,450 options	Achieve Centers for Medicare and Medicaid Services reimbursement for out-patient transitional pass-through payment code (TPT) by June 30, 2022

All of the 5,960 RSUs will vest

All of the 3,450 options will vest which may then be exercised (subject to the payment by Dr. Perry of the exercise price)(1) with an expiration date of ten years from the grant date

Immediately upon satisfying the vesting condition prior to or on June 30, 2022

5,960 RSUs and 3,450 options	Achieve Japanese approval from Pharmaceuticals and Medical Device Agency (PMDA) and reimbursement code by September 30, 2022

All of the 5,960 RSUs will vest

All of the 3,450 options will vest which may then be exercised (subject to the payment by Dr. Perry of the exercise price)(1) with an expiration date of ten years from the grant date.

Immediately upon satisfying the vesting condition prior to or on September 30, 2022

5,960 RSUs and 3,450 options	Achieve profitability of the Company’s Burns business for two consecutive quarters by March 31, 2023

All of the 5,960 RSUs will vest

All of the 3,450 options will vest which may then be exercised (subject to the payment by Dr. Perry of the exercise price)(1) with an expiration date of ten years from the grant date

Immediately upon satisfying the vesting condition prior to or on March 31, 2023

5,960 RSUs and 3,450 options	Achieve US FDA approval of vitiligo indication by December 31, 2023

All of the 5,960 RSUs will vest

All of the 3,450 options will vest which may then be exercised (subject to the payment by Dr. Perry of the exercise price)(1) with an expiration date of ten years from the grant date

Immediately upon satisfying the vesting condition prior to or on December 31, 2023

Number of RSUs and options	Vesting conditions	Number that vest upon satisfaction of the vesting condition	Vesting date schedule

Stretch-performance based RSUs and options

23,820 RSUs and 13,800 options	Achieve a doubling (based upon a 10-day volume-weighted average price) of the Company’s share price as of the date of the 2021 Annual Meeting (being December 14, 2021) by June 30, 2023

The RSUs and options will vest in equal portions (as calculated in the manner below) as follows:

•  the first portion will vest immediately on satisfaction of the vesting condition (being the first vesting date);

•  the second portion will vest on December 14 of the calendar year after the year in which the first portion vests; and

•  any subsequent portion(s) will vest each year on the anniversary of the date in which the previous portion vested, with the grant being 100% vested as of December 14, 2025 (being the final vesting date), provided that:

•  where the first vesting date occurs on or prior to December 31, 2021, the total number of vesting dates will be 5 (i.e., initial vesting date in 2021 and 4 additional vesting dates on December 14 in 2022, 2023, 2024 and 2025) and the portion that vests on each vesting date will be 20% of the total number of options and RSUs;

For example, if the vesting condition was satisfied on May 30, 2023:

•  33.3% of the 23,820 RSUs and 33.3% of the 13,800 options will vest immediately on May 30, 2023

•  33.3% of the 23,820 RSUs and 33.3% of the 13,800 options will vest on December 14, 2024

•  33.3% of the 23,820 RSUs and 33.3% of the 13,800 options will vest on December 14, 2025

Number of RSUs and options	Vesting conditions	Number that vest upon satisfaction of the vesting condition	Vesting date schedule

•  where the first vesting date occurs at any time during 2022, the total number of vesting dates will be 4 (i.e., initial vesting date in 2022 and 3 additional vesting dates on December 14 in 2023, 2024 and 2025) and the portion that vests on each vesting date will be 25% of the total number of options and RSUs; and

•  where the first vesting date occurs during the period between January 1, 2023 and June 30, 2023, the total number of vesting dates will be 3 (i.e., initial vesting date on or prior to June 30, 2023 and 2 additional vesting dates on December 14 in 2024 and 2025) and the portion that vests on each vesting date will be 33.33% of the total number of options and RSUs Options may be exercised once vested (subject to the payment by Dr. Perry of the exercise price)(1) with an expiration date of ten years from the grant date

Number of RSUs and options	Vesting conditions	Number that vest upon satisfaction of the vesting condition	Vesting date schedule
23,820 RSUs and 13,800 options	Achieve market capitalization of the Company of greater than or equal to US$1.25 billion (as compared to market capitalization of ~US$435M as of October 14, 2021), and maintain that market capitalization for at least 30 consecutive calendar days on or before December 31, 2024

The RSUs and options will vest in equal portions (as calculated in the manner below) as follows:

•  the first portion will vest immediately on satisfaction of the vesting condition (being the first vesting date);

•  the second portion will vest on the earlier of December 14 of the calendar year after the year in which the first portion vests and December 14, 2025; and

•  any subsequent portion(s) will vest each year on the anniversary of the date on which the previous portion vested, with the grant being 100% vested as of December 14, 2025 (being the final vesting date), provided that:

•  where the first vesting date occurs on or prior to December 31, 2021, the total number of vesting dates will be 5 (i.e., initial vesting date in 2021 and 4 additional vesting dates on December 14 in 2022, 2023, 2024 and 2025) and the portion that vests on each vesting date will be 20% of the total number of options and RSUs;

For example, if the vesting condition was satisfied on November 30, 2024:

•  50% of the 23,820 RSUs and 50% of the 13,800 options will vest immediately on November 30, 2024

•  50% of the 23,820 RSUs and 50% of the 13,800 options will vest on December 14, 2025

Number of RSUs and options	Vesting conditions	Number that vest upon satisfaction of the vesting condition	Vesting date schedule

•  where the first vesting date occurs at any time during 2022, the total number of vesting dates will be 4 (i.e., initial vesting date in 2022 and 3 additional vesting dates on December 14 in 2023, 2024 and 2025) and the portion that vests on each vesting date will be 25% of the total number of options and RSUs;

•  where the first vesting date occurs at any time during 2023, the total number of vesting dates will be 3 (i.e., initial vesting date in 2023 and 2 additional vesting dates on December 14 in 2024 and 2025) and the portion that vests on each vesting date will be 33.33% of the total number of options and RSUs; and

•  where the first vesting date occurs at any time during 2024, the total number of vesting dates will be 2 (i.e., initial vesting date in 2024 and 1 additional vesting date on December 14, 2025) and the portion that vests on each vesting date will be 50% of the total number of options and RSUs

Options may be exercised once vested (subject to the payment by Dr. Perry of the exercise price)(1) with an expiration date of ten years from the grant date

(1)

The exercise price payable for each share of common stock to be issued under the option will be the closing price of the Company’s shares of common stock at close of trading on NASDAQ on the date on which the option is granted. For example, if the option was granted on October 6, 2021 (United States), the exercise price payable for each share of common stock to be issued under the option would be US$17.03, being the closing price of the Company’s shares of common stock at close of trading on NASDAQ on October 6, 2021. As noted above, Dr. Perry may elect to acquire CDIs in place of common stock of the Company (except where a cashless exercise program is implemented in respect of the relevant option), with five CDIs being equal to one share of common stock of the Company

Material terms of the CEO Security Agreements

In addition to the number, vesting conditions and other terms of the RSUs and options summarized in the table above, the following is a summary of other principal terms of the RSU Agreement and Option Agreement. This summary is qualified in its entirety by reference to the template RSU Agreement and template Option Agreement, copies of which are attached as Exhibits to this Proxy Statement.

Option Agreement

a)	Grant Price: There is no consideration payable for the grant of the options.

b)

Exercise Price: As noted above, the exercise price payable for each share of common stock to be issued under the option will be the closing price of the Company’s shares of common stock on NASDAQ on the date on which the options are granted.

c)

Method of payment of Exercise Price: Dr. Perry may pay the applicable exercise price by personal check (or readily available funds), wire transfer, cashier’s check or by consideration received by the Company pursuant to a broker-assisted cashless exercise program implemented by the “Administrator” under the Option Agreement. Under a cashless exercise, also known as a same-day sale, a broker would facilitate the exercise of options by Dr. Perry so that Dr. Perry may exercise options without making an upfront purchase of shares. Dr. Perry would exercise the options, and then immediately sell enough shares of common stock to repay the broker and cover any associated taxes and costs with the transaction. Dr. Perry would then retain the net number of shares of common stock.

d)	Shares of common stock (and not CDIs) issued under a cashless exercise: Where a cashless exercise program is implemented, only shares of common stock (and not CDIs) may be issued to Dr. Perry.

e)	Vesting Conditions: The relevant vesting conditions for the options are set out in the above table. Once an option has vested it may be exercised at any time during the option term applicable to it.

f)

Option term: The options will expire at the close of business at the Company’s headquarters on the applicable expiration date (being 10 years from the grant date of the relevant option), unless the Option Agreement terminates earlier in connection with Dr. Perry no longer serving as either the CEO or a director of the Company or in the event of a change of control.

g)

Lapsing on cessation as CEO and director: If Dr. Perry ceases to be neither the CEO nor a director of the Company prior to the relevant expiration date of the option (other than for cause), the unvested portion of Dr. Perry’s options will automatically expire on the date that Dr. Perry ceases to be neither the CEO nor a director of the Company, and the vested portion of Dr. Perry’s options will remain outstanding and exercisable for the following periods (unless otherwise determined by the Company’s Compensation Committee): (i) three months following termination for any reason other than cause, disability or death; (ii) six months following a termination due to disability; and (iii) 12 months following the date of Dr. Perry’s death, if he dies while serving as either the CEO or a director of the Company or during the period provided in (i) or (ii). If Dr. Perry ceases to be the CEO of the Company but remains as a director or vice versa, his service with the Company will not be treated as having been terminated or ceased for the purposes of the Option Agreement.

If Dr. Perry ceases to be neither a director nor CEO of the Company prior to the relevant expiration date of the option due to being terminated for cause, the option will terminate and be forfeited immediately upon Dr. Perry’s termination, and Dr. Perry will be prohibited from exercising any portion (including any vested portion) of the option on or after the date of termination. If Dr. Perry’s service as a director or CEO of the Company is suspended pending an investigation as to whether he will be terminated for cause, all of Dr. Perry’s rights under the option, including the right to exercise any vested options, will be suspended during the investigation period. If Dr. Perry ceases to be the CEO of the Company but remains as a director or vice versa, his service with the Company will not be treated as having been terminated or ceased for the purposes of the Option Agreement.

h)

Subject to the ASX Listing Rules: While the Company is subject to the ASX Listing Rules, there are additional restrictions that will apply to Dr. Perry under the terms of the Option Agreement including, amongst other things, restrictions on Dr. Perry’s ability as an option holder to participate in new issues of shares of common stock (where a new issue is offered to existing holders of the Company’s shares of common stock) where it relates to the shares of common stock the subject of the option and restrictions in relation to the amendment or modification of the terms of the options (unless such amendment or modification is made to comply with the ASX Listing Rules or unless otherwise permitted by the ASX Listing Rule or by a waiver granted by the ASX).

i)

Adjustment of shares of common stock: If the number of the Company’s outstanding shares of common stock is changed or the value or the Company’s shares of common stock are otherwise affected by the occurrence of certain specified corporate actions, then the maximum number and class of shares of common stock or type of security reserved for issuance and the exercise price and number and class of shares of common stock or type of security subject to the option grant will, subject to any required action by the Board of Directors or the Company’s stockholders and subject to compliance with, and to the extent permitted by, all “Applicable Laws” (as defined in the Option Agreement), be proportionately adjusted or adjusted in such manner as the Company’s Compensation Committee determines to be equitably required, provided that fractions of a share of common stock will not be issued. In this respect, where the ASX Listing Rules apply, the Compensation Committee will make such adjustments as are necessary and in accordance with the ASX Listing Rules to the number, class or type of shares of common stock or securities that are subject to the option grant or the exercise price and such other adjustments as are appropriate in the discretion of the Compensation Committee and in accordance with the ASX Listing Rules. Such adjustments may provide for the elimination of fractional shares that may otherwise be subject to the option grant without any payment therefor.

j)

Minimum number of shares of common stock: The option granted to Dr. Perry under the Option Agreement may be exercised on multiple occasions during the option term, however the Company may impose a minimum number of shares of common stock in respect of which the option may be exercised at any one time.

k)

Change in control: In the event that the Company is subject to a change of control (as that term is defined in the Option Agreement), any unvested portion of the relevant option outstanding as of immediately prior to the change in control will vest in full as of the change in control.

RSU Agreement

a)	Grant Price: There is no consideration payable for the grant of the RSUs.

b)

Vesting Conditions: The relevant vesting conditions for the RSU are set out in the above table. The Company will issue to Dr. Perry shares of common stock (or CDIs) on or as soon as administratively practical (and in accordance with the terms of the RSU Agreement) following the relevant vesting date of the RSUs.

c)

Termination: If Dr. Perry ceases to be neither the CEO nor a director of the Company for any reason, all unvested RSUs will be forfeited to the Company, and all rights of Dr. Perry to such RSUs will immediately terminate without payment of any consideration to Dr. Perry.

d)

Adjustment of shares of common stock: If the number of the Company’s outstanding shares of common stock is changed or the value or the Company’s shares of common stock are otherwise affected by the occurrence of certain specified corporate actions, then the maximum number and class of shares of common stock or type of security reserved for issuance will, subject to any required action by the Board of Directors or the Company’s stockholders and subject to compliance with, and to the extent permitted by, all “Applicable Laws” (as defined in the RSU Agreement), be proportionately adjusted or adjusted in such manner as the Company’s Compensation Committee determines to be equitably required, provided that fractions of a share of common stock will not be issued. In this respect, where the ASX Listing Rules apply, the Compensation Committee will make such adjustments as are necessary and in accordance with the ASX Listing Rules to the number, class or type of shares of common stock or securities that are subject to the RSU grant and such other adjustments as are appropriate in the discretion of the Compensation Committee and in accordance with the ASX Listing Rules.

e)

Change in control: In the event that the Company is subject to a change of control (as that term is defined in the RSU Agreement), any unvested portion of the relevant RSUs outstanding as of immediately prior to the change in control will vest in full as of the change in control.

Certain US Federal Income Tax Consequences

The following is a brief summary of certain of the US federal income tax consequences of certain transactions under the CEO Security Agreements based on US federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on this Proposal and not for the award grantee, is not intended to be complete and does not describe federal taxes other than income taxes, such as Medicare and Social Security taxes, state taxes, local taxes, or foreign taxes.

There are generally no US income tax consequences for the Company or the option holder upon the grant of a non-statutory stock option. In general, when a non-statutory stock option is exercised, the recipient will recognize ordinary income equal to the excess of the fair market value of the shares of common stock for which the option is exercised on the date of exercise over the aggregate exercise price. Upon the sale of shares of common stock acquired from exercising an option, the recipient will realize a capital gain (or loss) equal to the difference between the proceeds received and the fair market value of the shares of common stock on the date of exercise. The capital gain (or loss) will be a long-term capital gain (or loss) if the participant held the shares of common stock for more than a year after the exercise of the option, or otherwise a short-term capital gain (or loss).

RSUs will not have US tax consequences for the Company or the recipient at the time of grant. Income will be realized when the awards vest. At that time, the recipient will realize ordinary income equal to the fair market value of the shares of common stock issued to them. Upon the sale of shares of common stock received in settlement of RSUs, the recipient will realize a capital gain or loss equal to the difference between the sale proceeds and income previously realized with respect to the shares of common stock. The capital gain (or loss) will be a long-term capital gain (or loss) if the recipient held the shares of common stock for more than one year after realizing income attributable to the shares of common stock, or otherwise a short-term capital gain (or loss).

To the extent that an award recipient recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which they perform services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the US$1 million limitation on certain executive compensation under Section 162(m) of the Code.

Information required under ASX Listing Rules 10.11 and 10.13

For the purposes of ASX Listing Rules 10.11 and 10.13, the following information is provided:

•	(ASX Listing Rule 10.13.1): The CEO Securities are proposed to be granted to the Company’s Chief Executive Officer, Dr. Michael Perry.

•	(ASX Listing Rule 10.13.2): Dr. Perry is an executive director of the Company, and therefore falls into the category under ASX Listing Rule 10.11.1.

•	(ASX Listing Rule 10.13.3): The number and class of securities to be issued to Dr. Perry are set out in the above table.

•

(ASX Listing Rule 10.13.4): The securities proposed to be granted to Dr. Perry, if approved under Proposal No. 14, are the CEO Securities, comprising RSUs and options to acquire fully paid shares of common stock (which Dr. Perry may elect to receive as CDIs, where five CDIs are equal to one share of common stock, except in the case of a cashless exercise of an option). The material terms of the CEO Securities are set out above.

•	(ASX Listing Rule 10.13.5): If approved under Proposal No. 14, the CEO Securities will be granted to Dr. Perry by no later than one month after the date of the Annual Meeting.

•

(ASX Listing Rule 10.13.6): The Company will receive no form of consideration for the grant of the RSUs or for the common stock (or CDIs) to be issued to Dr. Perry upon their vesting, other than the continued provision of employment or director services and the satisfaction of the applicable vesting conditions by Dr. Perry. In relation to options, once vested, Dr. Perry will be required to pay the exercise price for the number of shares of common stock of the Company (which may be represented as CDIs) that he requests to be issued under the option. The exercise price payable for each share of common stock to be issued under the option will be the closing price of the Company’s shares of common stock at close of trading on NASDAQ on the date on which the option is granted. For example, if the option was granted on October 6, 2021 (United States), the exercise price payable for each share of common stock to be issued under the option would be US$17.03, being the closing price of the Company’s shares of common stock at close of trading on NASDAQ on October 6, 2021. Where Dr. Perry elects to receive CDIs instead of shares of common stock, the total exercise price will remain the same however Dr. Perry will receive five CDIs for each share of common stock that he would have otherwise received.

•

(ASX Listing Rule 10.13.7): As noted above, the purpose of the proposed grant of the CEO Securities is to appropriately incentivize Dr. Perry’s continued performance as the vesting conditions are consistent with the strategic goals and targets of the Company, particularly growth in shareholder value, and the ability of Dr. Perry to share in this growth by having his CEO Securities vest on achieving the relevant vesting conditions helps to create a strong alignment between Dr. Perry’s performance and that of the Company.

•	(ASX Listing Rule 10.13.8): The details of Dr. Perry’s current total remuneration package (in US dollars), as set out in the Company’s Annual Report on Form 10-K, is as follows:

Name	Year	Salary(1) ($)	Bonus(2) ($)	All other compensation(3) ($)	Total ($)
Michael Perry	2021	497,087	414,960	146,800	1,058,847

(1)	Dollar value of base salary (cash and non-cash) earned during the 2021 fiscal year.
(2)	Dollar value of bonus (cash and non-cash) earned during the 2021 fiscal year.
(3)

Comprises (a) US$114,408 in relation to the travel, flight and accommodation costs associated with Dr. Perry commuting from his home in Colorado to the Company’s offices in Valencia, California (including an amount necessary to gross up these costs for income tax purposes under U.S. Federal, California and Colorado State laws); (b) US$26,217 associated with medical benefits (including an amount necessary to gross up these costs for income tax purposes under U.S. Federal, California and Colorado State laws); and (c) US$6,175 associated with 401-k matching contributions.

•

(ASX Listing Rule 10.13.9): The RSUs are proposed to be granted in accordance with the terms and conditions of the RSU Agreement. The material terms of the RSU Agreement are set out above. The options are proposed to be granted in accordance with the terms and conditions of the Option Agreement. The material terms of the Option Agreement are set out above.

Recommendation

The Board (other than Dr. Michael Perry, who abstains given his personal interest in Proposal No. 14) recommends that stockholders vote FOR Proposal No. 14.

As noted above, if stockholder approval of this Proposal No. 14 is obtained, the CEO Securities will be granted under and subject to the terms of the RSU Agreement and Option Agreement (as applicable). If stockholder approval of this Proposal No. 14 is not obtained, the CEO Securities will not be granted to Dr. Perry.

Vote Required

Approval of Proposal No. 14 requires a number of “FOR” votes that is a majority of the votes cast by the Company’s stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Proposal.

Voting Exclusion Statement

•	a person as proxy or attorney for a person who is entitled to vote on the Proposal, in accordance with directions given to the proxy or attorney to vote on the Proposal in that way; or

•

the chair of the annual meeting as proxy or attorney for a person who is entitled to vote on the Proposal, in accordance with a direction given to the chair to vote on the Proposal as the chair decides; or

•	a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:

•	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the Proposal; and

•	the holder votes on the Proposal in accordance with directions given by the beneficiary to the holder to vote in that way.

Proposal No. 15

SAY ON PAY

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT UNDER “EXECUTIVE COMPENSATION”

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) provides stockholders with the opportunity to vote, on an advisory basis, to approve the Company’s compensation policies. The Board of Directors believes that the Company’s compensation policies and procedures are aligned with the long-term interests of stockholders. As described in detail under the Executive Compensation discussion section in the Annual Report on Form 10-K, which was filed with the SEC and ASX on August 26, 2021 (United States) / August 27, 2021 (Australia) (the “10-K”), we believe that our compensation program is designed to support our long-term business strategies and creation of stockholder value by emphasizing long-term alignment with our stockholders and pay-for-performance. You are encouraged to read the Executive Compensation discussion section of the 10-K for additional details on our executive compensation, including our philosophy and objectives and the 2020-2021 compensation of our named executive officers. This non-binding advisory “say-on-pay” vote gives you as a stockholder the opportunity to endorse our executive compensation program through the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Executive Compensation discussion, compensation tables and narrative discussion contained in our 10-K is hereby APPROVED.”

As an advisory vote, this Proposal is non-binding. However, the Board of Directors and the Compensation Committee value the opinions of stockholders and will consider the outcome of the vote when making future compensation decisions for the named executive officers.

Our Board of Directors recommends a vote “FOR” the advisory approval of the compensation of our named executive officers as disclosed in our 10-K under the heading “Executive Compensation.”

Vote Required

Non-binding, advisory approval of the advisory proposal on the compensation of our named executive officers as disclosed in the “Executive Compensation” discussion section in the Annual Report on the 10-K requires the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or represented by proxy at the Annual Meeting. Abstentions will have the same effect as votes “AGAINST” this Proposal, whereas “broker non-votes” will not be counted for the purposes of determining whether this advisory proposal has been approved.

The Board recommends a vote “FOR” the approval on an advisory basis of the compensation of our Named Executive Officers.

OTHER MATTERS

The Board of Directors does not know of any matters other than those mentioned above to be presented at the meeting. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his or her best judgment.

ANNUAL REPORT

Our annual report to stockholders concerning our operations during the fiscal year ended June 30, 2021, including audited financial statements, has been distributed to all stockholders as of the Record Date. The annual report is not incorporated in the proxy statement and is not to be considered a part of the soliciting material.

UPON WRITTEN REQUEST, WE WILL PROVIDE, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2021 TO EACH STOCKHOLDER OF RECORD, TO EACH HOLDER OF CDIS OR TO EACH STOCKHOLDER WHO OWNED OUR COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER, AS NOMINEE, AT THE CLOSE OF BUSINESS ON OCTOBER 26, 2021 AT 5:00 PM (PACIFIC STANDARD TIME) (BEING OCTOBER 27, 2021 AT 11:00 AM AEDT). ANY REQUEST BY A STOCKHOLDER OR CDI HOLDER FOR OUR ANNUAL REPORT ON FORM 10-K SHOULD BE SENT TO INVESTOR RELATIONS AT AVITA MEDICAL, INC., 28159 AVENUE STANFORD, SUITE 220, VALENCIA, CA 91355.

REQUIREMENTS FOR STOCKHOLDER PROPOSALS TO BE BROUGHT BEFORE THE 2022 ANNUAL MEETING OF STOCKHOLDERS

Stockholders’ proposals intended to be presented at next year’s Annual Meeting of Stockholders must be submitted in writing to General Counsel at AVITA Medical, Inc., 28159 Avenue Stanford, Suite 220, Valencia, CA 91355 no later than July 9, 2022 for inclusion in the Company’s proxy statement and form of proxy for that meeting. In addition, all proposals will need to comply with Rule 14a-8 of the Exchange Act, which lists the requirements for the inclusion of stockholder proposals in Company-sponsored proxy materials.

The proxy solicited by the Company for the 2022 Annual Meeting of Stockholders will confer discretionary authority on the Company’s proxies to vote on any proposal presented by a stockholder at that meeting for which the Company has not been provided with notice on or prior to September 1, 2022.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly, and special reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements, or other information that we file at the SEC’s public reference room in Washington, D.C. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room. Our public filings are also available from commercial document retrieval services and at the SEC’s website located at http://www.sec.gov.

Copies of announcements made by the Company to the ASX are available on ASX’s website (www.asx.com.au).

STOCKHOLDERS AND CDI HOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES (INCLUDING SHARES REPRESENTED BY CDIS) AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED NOVEMBER 9,

2021. STOCKHOLDERS AND CDI HOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

By Order of the Board of Directors,

/s/ Donna Shiroma
Donna Shiroma
General Counsel and Secretary

AVITA MEDICAL, INC.

TEMPLATE RESTRICTED STOCK UNIT GRANT AGREEMENT1

NON-EMPLOYEE DIRECTOR

Notice of Restricted Stock Unit Grant

AVITA Medical, Inc. (formerly, AVITA Therapeutics, Inc.) (the “Company”) has awarded to you (“Grantee”) restricted stock units (“Restricted Stock Units”) covering the number of shares of Common Stock set forth below (the “Restricted Stock Unit Grant” or “Grant”).

Grantee Name:

Employee ID:

Grant ID:

Date of Grant:

Number of Restricted Stock Units:

Country at Grant:

Vesting Commencement Date:

Vesting Schedule:	[insert applicable vesting schedule]

Capitalized terms used but not defined in this Notice of Restricted Stock Unit Grant (this “Notice”) have the meanings specified in the attached Restricted Stock Unit Terms and Conditions (including any appendices and exhibits attached thereto). The Notice and the Restricted Stock Unit Terms and Conditions are collectively referred to as the “Grant Agreement” applicable to the Restricted Stock Units.

By accepting (whether electronically or otherwise) the Restricted Stock Unit Grant, Grantee acknowledges and agrees to the following:

1.	The Restricted Stock Unit Grant is governed by the terms and conditions of this Grant Agreement.

2.

Grantee has received a copy of this Grant Agreement, the prospectus (if required under Applicable Law), and the Trading Policy, and represents that he or she has read these documents and is familiar with their terms. Grantee further agrees to accept as binding, conclusive, and final all decisions and interpretations of the Committee regarding any questions relating to the Restricted Stock Unit Grant.

3.

Vesting of the Restricted Stock Units is subject to Grantee’s Continuous Service Status as a Director, which is for an unspecified duration and may be terminated at any time, with or without Cause, and nothing in this Grant Agreement changes the nature of that relationship.

4.

The Company is not providing any tax, legal, financial or financial product advice, nor is the Company making any recommendations or statements of opinion that are intended to influence Grantee in making a decision regarding Grantee’s acceptance of this Grant Agreement. Grantee should consult with his or her own personal independent tax, legal, and financial advisors regarding this Grant Agreement who are appropriately licensed to give advice as to whether participation in the Grant is appropriate in light of his or her circumstances and to clarify his or her taxation position in relation to participation in this Restricted Stock Unit Grant before taking any action related to this Grant Agreement.

5.	This Restricted Stock Unit Grant, if received in Australia, is made without disclosure to investors in reliance on an applicable exemption under the Corporations Act.

[1]	Note to Draft—This template is intended to be further tailored to reflect any individualized terms and conditions.

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6.	Grantee consents to electronic delivery and participation as set forth in this Grant Agreement.

7.

If Grantee does not accept or decline this Restricted Stock Unit Grant within 30 days of the Date of Grant or by such other date that may be communicated to Grantee by the Company, the Company will accept this Restricted Stock Unit Grant on Grantee’s behalf and Grantee will be deemed to have accepted the terms and conditions of the Restricted Stock Units set forth in this Grant Agreement. If Grantee wishes to decline this Restricted Stock Unit Grant, Grantee should promptly notify Donna Shiroma at dshiroma@avitamedical.com. If Grantee declines this Restricted Stock Unit Grant, the Restricted Stock Units will be cancelled and no benefits from the Restricted Stock Units nor any compensation or benefits in lieu of the Restricted Stock Units will be provided to Grantee.

AVITA Medical, Inc.	Grantee

By:	Signature:

Title:	Date:

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AVITA MEDICAL, INC.

TEMPLATE RESTRICTED STOCK UNIT GRANT AGREEMENT

NON-EMPLOYEE DIRECTOR

Restricted Stock Unit Terms and Conditions

1.

Grant of Restricted Stock Units. Capitalized terms used in the Grant Agreement but not otherwise defined therein will have the meanings specified in Section 22. A Restricted Stock Unit is a non-voting unit of measurement which is deemed solely for bookkeeping purposes to be equivalent to one outstanding share of Common Stock (a “Share”). The Restricted Stock Units are used solely as a device to determine the number of Shares to eventually be issued to Grantee if such Restricted Stock Units vest. The Restricted Stock Units shall not be treated as property or as a trust fund of any kind.

2.

Settlement. Subject to compliance by the Company and Grantee with all Applicable Laws, on or as soon as administratively practical (and within 20 business days) following the applicable date of vesting under the Vesting Schedule set forth in the Notice (a “Vesting Date”), the Company will deliver to Grantee a number of Shares (either by delivering one or more certificates for such Shares or by entering such Shares in book entry form, as determined by the Company in its discretion) equal to the number of Restricted Stock Units subject to the Restricted Stock Unit Grant that vest on the applicable Vesting Date, subject to the satisfaction of any applicable withholding obligations for Tax-Related Items. No fractional Restricted Stock Units or rights for fractional Shares shall be created pursuant to this Grant Agreement. Shares acquired pursuant to this Grant may be issued as CDIs

3.

Dividend and Voting Rights. Unless and until such time as Shares are issued in settlement of vested Restricted Stock Units, Grantee will have no ownership of the Shares allocated to the Restricted Stock Units, and will have no rights to vote such Shares and no rights to dividends.

4.

Non-Transferability of Restricted Stock Units. The Restricted Stock Units and any interest therein must not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of in any manner other than by will or by the laws of descent or distribution or court order. The terms of this Grant Agreement will be binding upon the executors, administrators, heirs, successors, and assigns of Grantee.

5.

Termination. If Grantee’s Continuous Service Status terminates for any reason, all unvested Restricted Stock Units will be forfeited to the Company, and all rights of Grantee to such Restricted Stock Units will immediately terminate without payment of any consideration to Grantee. The Committee shall have the exclusive discretion to determine when Grantee is no longer actively providing services for the purposes of this Restricted Stock Unit Grant (including whether Grantee may still be considered to be providing services while on a leave of absence, provided that the Grantee’s Continuous Service Status will not be considered terminated in the case of leave taken in accordance with Applicable Law).

6.	Taxes.

a.

Responsibility for Taxes. By accepting this Restricted Stock Unit Grant, Grantee acknowledges that, regardless of any action taken by the Company or, if different, any Parent, Subsidiary, or Affiliate that employs Grantee (the “Employer”), the ultimate liability for all Tax-Related Items is and remains Grantee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Grantee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Unit Grant, including, but not limited to, the grant, vesting, or settlement of the Restricted Stock Unit Grant, the subsequent sale of Shares acquired pursuant to such settlement, and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Unit Grant to reduce or eliminate Grantee’s liability for Tax-Related Items or achieve any particular tax result. Further, if

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Grantee is subject to Tax-Related Items in more than one jurisdiction, as applicable, Grantee acknowledges that the Company and/or the Employer may be required to withhold or account for Tax-Related Items in more than one jurisdiction. Grantee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Grantee’s acceptance of this Grant that cannot be satisfied by the means described in this Section. The Company may refuse to issue or deliver the Shares, or the proceeds of the sale of Shares, if Grantee fails to comply with Grantee’s obligations in connection with the Tax-Related Items.

b.

Withholding. Prior to the relevant taxable or tax withholding event, as applicable, Grantee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Grantee authorizes the Company or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

i.	withholding from Grantee’s wages or other cash compensation paid to Grantee by the Company and/or the Employer or any Parent, Subsidiary, or Affiliate;

ii.

withholding from proceeds of the sale of Shares acquired on settlement of the Restricted Stock Units either through a voluntary sale or through a mandatory sale arranged by the Company (on Grantee’s behalf pursuant to this authorization and without further consent);

iii.

withholding Shares to be issued upon settlement of the Restricted Stock Units, provided the Company only withholds a number of Shares necessary to satisfy no more than the withholding amounts determined based on the maximum permitted statutory rate applicable in Grantee’s jurisdiction;

iv.	Grantee’s payment of a cash amount (including by check representing readily available funds or a wire transfer); or

v.	any other arrangement approved by the Committee and permitted under Applicable Law.

Withholding for Tax-Related Items will be made in accordance with this Grant Agreement and such rules and procedures as may be established by the Administrator, and in compliance with the Trading Policy, if applicable. In the event the Company or the Employer withholds more than the Tax-Related Items using one of the methods described above, Grantee may receive a refund of any over-withheld amount in cash but will have no entitlement to the Shares sold or withheld.

7.

Nature of Grant. In accepting this Grant, Grantee acknowledges, understands and agrees that: (a) this Grant Agreement is established voluntarily by the Company, is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by this Grant Agreement; (b) the grant of this Grant is voluntary and occasional and does not create any contractual or other right to receive future grants, or benefits in lieu of grants, even if grants have been made in the past; (c) all decisions with respect to future grants, if any, will be at the sole discretion of the Company; (d) Grantee is voluntarily accepting this Grant Agreement; (e) this Grant and the Shares allocated to this Grant are not intended to replace any pension rights or compensation and are outside the scope of Grantee’s employment contract, if any; (f) this Grant and the Shares allocated to this Grant, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of- service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments; (g) unless otherwise provided in this Grant Agreement or by the Company in its discretion, this Grant and the benefits evidenced by this Grant Agreement do not create any entitlement to have this Grant or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and

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(h) neither the Company nor any of its Affiliates shall be liable for any foreign exchange rate fluctuation between Grantee’s local currency and the United States Dollar or the selection by the Company or any one of its Affiliates in its sole discretion of an applicable foreign exchange rate that may affect the value of this Grant (or the calculation of income or Tax-Related Items thereunder) or of any amounts due to Grantee pursuant to the settlement of this Grant or the subsequent sale of the Shares allocated to this Grant.

8.

Code Section 409A. It is intended that the terms of the Restricted Stock Unit Grant will not result in the imposition of any tax liability pursuant to Section 409A of the Code, and this Grant Agreement shall be construed and interpreted consistent with that intent. To the extent that any amount constituting deferred compensation under Section 409A of the Code would become payable under this Grant Agreement by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Code Section 409A. If the Restricted Stock Unit Grant constitutes deferred compensation under Section 409A of the Code and the Grantee is a specified employee within the meaning of Section 409A of the Code, no distribution or payment of any amount that is payable because of a separation from service (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Grantee’s separation from service or, if earlier, the date of the Grantee’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule. Each payment payable under this Grant Agreement is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2). In no event will the Grantee have a right to payment or reimbursement or otherwise from the Company or its Affiliates, or their successors or assigns, for any taxes imposed or other costs incurred as a result of Section 409A of the Code.

9.

Data Privacy. Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Grantee’s personal data as described in this Grant Agreement and any other grant materials by and among the Company and its Affiliates for the purpose of implementing, administering and managing Grantee’s Grant. Grantee understands that the Company and its Affiliates may hold certain personal information about Grantee, including, but not limited to, Grantee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all grants, or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Grantee’s favor (“Data”), for the purpose of implementing, administering and managing this Grant Agreement. Grantee understands that Data will be transferred to such stock plan service provider as may be selected by the Company, presently or in the future, which may be assisting the Company with the implementation, administration and management of this Grant Agreement. Grantee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than Grantee’s country. Grantee authorizes the Company, the stock plan service provider as may be selected by the Company, and any other possible recipients which may assist the Company, presently or in the future, with implementing, administering and managing this Grant Agreement to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing Grantee’s Grant. Further, Grantee understands that he or she is providing the consents herein on a purely voluntary basis. If Grantee does not consent, or if Grantee later seeks to revoke his or her consent, or instructs the Company to cease the processing of the Data, his or her Continuous Service Status will not be adversely affected; the only adverse consequence of refusing or withdrawing Grantee’s consent or instructing the Company to cease processing, is that the Company would not be able to grant Grantee Grants, Awards or any other equity awards or administer or maintain such

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awards. Therefore, Grantee understands that refusing or withdrawing his or her consent may affect Grantee’s ability to receive or retain this Grant. For more information on the consequences of Grantee’s refusal to consent or withdrawal of consent, Grantee understands that he or she may contact his or her local human resources representative. Further, Grantee consents to disclosure of Data to the Australian Tax Office, where required in accordance with the Company’s or relevant Affiliate’s reporting obligations under Australian tax legislation. Grantee acknowledges that he or she can access further information regarding data privacy in the Company’s Privacy Policy (which is available on the Company’s website), including about how Grantee can access and seek correction of his or her personal information and make a complaint if he or she has any concerns regarding the treatment of Data.

10.

Governing Law and Venue. This Grant Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. For the purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this Grant or this Grant Agreement, the parties hereby submit to the exclusive jurisdiction of the State of Delaware and agree that such litigation shall be conducted only in the state or federal courts located in such State, and no other courts, where this Grant is made and/or to be performed.

11.

Entire Agreement; Enforcement of Rights; Amendment. This Grant Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, agreements, commitments, negotiations and arrangements between them. Except as contemplated by this Grant Agreement, no modification of or amendment to this Grant Agreement, nor any waiver of any rights under this Grant Agreement, shall be effective unless in writing signed by the parties to this Grant Agreement to the extent it would materially impair the rights of Grantee. The failure by either party to enforce any rights under this Grant Agreement shall not be construed as a waiver of any rights of such party. Notwithstanding anything to the contrary in this Grant Agreement but subject to Applicable Law, the Company reserves the right to revise this Grant Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Grantee, to comply with Section 409A of the Code or to otherwise avoid imposition of any additional tax or income recognition or costs under Section 409A of the Code in connection with this Grant.

12.

Severability. If one or more provisions of this Grant Agreement are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Grant Agreement, (b) the balance of this Grant Agreement shall be interpreted as if such provision were so excluded, and (c) the balance of this Grant Agreement shall be enforceable in accordance with its terms.

13.

Language. If Grantee has received this Grant Agreement or any other document related to this Grant translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

14.

Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Restricted Stock Unit Grant and on any Shares acquired under this Grant Agreement, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Grantee to accept any additional agreements or undertakings that may be necessary to accomplish the foregoing. This Grant will be subject to clawback or recoupment under any clawback or recoupment policy adopted by the Board or the Committee in compliance with Applicable Law or required by Applicable Law during the term of Grantee’s employment or other service with the Company that is applicable to Officers, Employees, Directors or other service providers of the Company. No recovery of compensation under such a clawback or recoupment policy will be an event giving rise to a right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan or agreement with the Company.

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15.

Notices. Any notice, demand or request required or permitted to be given under this Grant Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email or fax, or forty-eight (48) hours after being deposited in the U.S. mail or a comparable foreign mail service, as certified or registered mail with postage or shipping charges prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address, email or fax number set forth in the Company’s books and records.

16.

Counterparts. This Grant Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Facsimile, email or other electronic execution and delivery of this Grant Agreement (including but not limited to execution by electronic signature or click-through electronic acceptance) shall constitute valid and binding execution and delivery for all purposes and shall be deemed to be, and have the effect of, an original signature.

17.	Successors and Assigns. The rights and benefits of this Grant Agreement shall inure to the benefit of, and be enforceable by, the Company’s successors and assigns.

18.

Consent to Electronic Delivery and Participation. By accepting the Restricted Stock Units, Grantee agrees to participate through an on-line or electronic system established and maintained by the Company or a third party designated by the Company, and consents to the electronic delivery of the Grant Agreement, account statements, prospectuses (if any), and all other documents, communications, or information related to the Restricted Stock Units. Electronic delivery may include the delivery of a link to the Company intranet or the internet site of a third party involved in administering the Grant, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion. Grantee acknowledges that Grantee may receive from the Company a paper copy of any documents delivered electronically at no cost if Grantee contacts the Company by telephone, through a postal service or electronic mail to Stock Administration.

19.

Adjustment of Shares. If the number of the Company’s outstanding Shares is changed or the value of the Shares is otherwise affected by a stock dividend, extraordinary dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), recapitalization, stock split, reverse stock split, subdivision, combination, consolidation, reclassification, spin-off or similar change in the capital structure of the Company or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto), without consideration (a “Capitalization Adjustment”), the number and class of Shares or type of security subject to this Grant, will, subject to any required action by the Board or the stockholders of the Company and subject to compliance with, and to the extent permitted by, all Applicable Laws be proportionately adjusted or adjusted in such other manner as the Committee determines to be equitably required; provided that fractions of a Share will not be issued. In this respect, where the ASX Listing Rules apply, the Committee shall make such adjustments as are necessary and in accordance with the ASX Listing Rules to the number, class or type of Shares or securities that are subject to the Grant and such other adjustments as are appropriate in the discretion of the Committee and in accordance with the ASX Listing Rules. Such adjustments may provide for the elimination of fractional Shares that may otherwise be subject to Grants without any payment therefor.

20.

Change in Control. In the event that the Company is subject to a Change in Control, any unvested portion of the Restricted Stock Units outstanding as of immediately prior to the Change in Control shall vest in full as of the Change in Control.

21.	Definitions. As used in this Grant Agreement, the following definitions will apply to the capitalized terms indicated below:

“Administrator” means one or more Officers or Employees designated by the Committee to administer this Grant Agreement and the Company’s other equity incentive programs.

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“Affiliate” means a Parent, a Subsidiary or any corporation or other Entity that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company.

“Applicable Law” means any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any governmental or regulatory body or self-regulatory organization (including the New York Stock Exchange, the ASX, Nasdaq Stock Market and the Financial Industry Regulatory Authority). For clarity, at all times while the Company’s securities are admitted to the official list of the ASX, this definition includes the ASX Listing Rules.

“ASX” means ASX Limited (ABN 98 008 624 691), or the securities market which it operates, as the context requires.

“ASX Listing Rules” means the official listing rules of the ASX.

“Board” means the Board of Directors of the Company.

“business day” means a day that is not a Saturday, Sunday or a public holiday or bank holiday in Valencia, California.

“Cause” will have the meaning ascribed to such term in any written agreement between the Grantee and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Grantee, the occurrence of any of the following events: (a) Grantee’s unauthorized misuse of the Company’s trade secrets or proprietary information; (b) Grantee’s conviction of or plea of nolo contendere to a felony or a crime involving moral turpitude; (c) Grantee’s committing an act of fraud against the Company; or (d) Grantee’s gross negligence or willful misconduct in the performance of his or her duties that has had or is likely to have a material adverse effect on the Company. For the purposes of this definition, the term “Company” will be interpreted to include any Subsidiary, Parent or Affiliate of the Company, as appropriate.

“CDI” means a CHESS Depositary Interest, being a unit of beneficial ownership in 1/5 of a share of Common Stock in the Company or such other ratio as may be adopted by the Company from time to time.

“Change in Control” means:

a.

the consummation of any consolidation or merger of the Company with any other entity, other than a transaction which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such consolidation or merger;

b.

any Exchange Act Person becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities; provided, however, that for the purposes of this subclause (b) the acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Change in Control;

c.

the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets, except where such sale, lease, transfer or other disposition is made to the Company or one or more wholly owned Subsidiaries of the Company; or

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d.

a change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purpose of this subclause (d), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control.

For purposes of this definition, Persons will be considered to be acting as a group if they are owners of an Entity that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

“Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

“Committee” means the Compensation Committee of the Board or the Board acting as the Compensation Committee.

“Common Stock” means the common stock of the Company, and the common stock of any successor entity.

“Company” means AVITA Medical, Inc., a Delaware corporation, or any successor corporation.

“Continuous Service Status” means continued service as a Director. The Committee or the Administrator, in that party’s sole discretion, shall determine whether a Grantee’s Continuous Service Status has ceased and the effective date of such termination.

“Corporations Act” means the Australian Corporations Act 2001 (Cth).

“Director” means a member of the Board.

“Effective Date” means the date the Grant is approved by the stockholders of the Company.

“Employee” means any person employed by the Company, or any Affiliate, with the status of employment determined pursuant to such factors as are deemed appropriate by the Administrator in its sole discretion, subject to any requirements of Applicable Law, including the Code. Service as a Director or payment by the Company or an Affiliate of a director’s fee shall not be sufficient to constitute “employment” of such Director by the Company or any Affiliate.

“Entity” means a corporation, partnership, limited liability company or other entity.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Act Person” or “Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

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“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of Entities beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Tax-Related Items” means all income tax, social insurance, payroll tax, fringe benefits tax, payment on account, employment tax, stamp tax or other tax-related items related to the Restricted Stock Units and legally applicable to the Grantee, including any employer liability for which the Grantee is liable.

“Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber shares of the Company’s capital stock, as in effect from time to time.

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AVITA MEDICAL, INC.

TEMPLATE STOCK OPTION GRANT AGREEMENT1

NON-EMPLOYEE DIRECTOR

Notice of Stock Option Grant

AVITA Medical, Inc. (formerly, AVITA Therapeutics, Inc.) (the “Company”) has awarded to you (“Grantee”) an option to purchase up to the number of shares of Common Stock set forth below (this “Option” or “Grant”).

Grantee Name:

Employee ID:

Grant ID:

Date of Grant:

Exercise Price per Share:

Number of Shares:

Type of Option:	Nonstatutory Stock Option

Country at Grant:

Expiration Date:

Vesting Commencement Date:

Vesting Schedule:	[insert applicable vesting schedule]

Capitalized terms used but not defined in this Notice of Stock Option Grant (this “Notice”) have the meanings specified in the attached Option Terms and Conditions (including any appendices and exhibits). The Notice and the Option Terms and Conditions are collectively referred to as the “Grant Agreement” applicable to this Option.

By accepting this Option (whether electronically or otherwise), Grantee acknowledges and agrees to the following:

1.	This Option is governed by the terms and conditions of this Grant Agreement.

2.

Grantee has received a copy of this Grant Agreement, the prospectus (if required under Applicable Law), and the Trading Policy, and represents that he or she has read these documents and is familiar with their terms. Grantee further agrees to accept as binding, conclusive, and final all decisions and interpretations of the Committee regarding any questions relating to this Option.

3.

Vesting of this Option is subject to Grantee’s Continuous Service Status as a Director, which is for an unspecified duration and may be terminated at any time, with or without Cause, and nothing in this Grant Agreement changes the nature of that relationship.

4.

The Company is not providing any tax, legal, financial or financial product advice, nor is the Company making any recommendations or statements of opinion that are intended to influence Grantee in making a decision regarding Grantee’s acceptance of this Grant Agreement. Grantee should consult with his or her own personal independent tax, legal, and financial advisors regarding this Grant Agreement who are appropriately licensed to give advice as to whether participation in the Grant is appropriate in light of his or her circumstances and to clarify his or her taxation position in relation to participation in this Grant before taking any action related to this Grant Agreement.

[1]	This template is intended to be further tailored to reflect any individualized terms and conditions.

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5.	This Grant, if received in Australia, is made without disclosure to investors in reliance on an applicable exemption under the Corporations Act.

6.	Grantee consents to electronic delivery and participation as set forth in this Grant Agreement.

7.

If Grantee does not accept or decline this Option within 30 days of the Date of Grant or by such other date that may be communicated to Grantee by the Company, the Company will accept this Option on Grantee’s behalf and Grantee will be deemed to have accepted the terms and conditions of this Option and this Grant Agreement. If Grantee wishes to decline this Option, Grantee should promptly notify Donna Shiroma at dshiroma@avitamedical.com. If Grantee declines this Option, this Option will be cancelled and no benefits from this Option nor any compensation or benefits in lieu of this Option will be provided to Grantee.

AVITA Medical, Inc.	Grantee

By:	Signature:

Title:	Date:

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AVITA MEDICAL, INC.

TEMPLATE STOCK OPTION GRANT AGREEMENT

NON-EMPLOYEE DIRECTOR

Option Terms and Conditions

1.

Grant of Option. Capitalized terms used in the Grant Agreement but not otherwise defined therein will have the meanings specified in Section 24. Grantee has been granted an Option to purchase up to the number of Shares set forth in the Notice at the Exercise Price set forth in the Notice. The Exercise Price will be such price as is determined by the Committee and set forth in the Notice; provided that the Exercise Price will be no less than one hundred percent (100%) of the Fair Market Value on the date of the Grant. Dividend Equivalent Rights shall not be granted in connection with this Option.

2.

Exercise of Option. This Option is exercisable during its term in accordance with the Vesting Schedule contained in the Notice and the applicable provisions of the Grant Agreement and subject to compliance with all Applicable Laws. Grantee may exercise the vested portion of this Option only by following the option exercise procedures established by the Administrator and payment of the aggregate Exercise Price for the Shares to be purchased, together with any applicable Tax-Related Items. This Option will be deemed exercised only when the Company receives: (a) notice of exercise (in such form as the Administrator may specify from time to time, including via electronic execution through an authorized third-party administrator) from the person entitled to exercise the Option; (b) full payment of the applicable Exercise Price in accordance with this Grant Agreement, and (c) payment of applicable Tax-Related Items, as determined by the Administrator. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except in connection with a Capitalization Adjustment. Shares acquired pursuant to this Option may be issued as CDIs (except where a cashless exercise program is implemented in respect of the Option, in which case only Common Stock may be issued).

This Option may be exercised only with respect to whole Shares. The Administrator may also specify a reasonable minimum number of Shares that may be purchased on any exercise of the Option, provided that such minimum number will not prevent Grantee from exercising the Option for the full number of Shares for which it is then exercisable. The Committee may, or may authorize the Administrator to, prohibit the exercise of the Option during a period of up to thirty (30) days prior to the consummation of any pending Capitalization Adjustment or Change in Control, or any other change affecting the Shares or their Fair Market Value, for reasons of administrative convenience.

3.

Method of Payment. Grantee may always pay the Exercise Price by personal check (or readily available funds), wire transfer, cashier’s check or, where the Grantee is issued Shares (and not CDIs), by consideration received by the Company pursuant to a broker-assisted cashless exercise program implemented by the Administrator in connection with this Grant whereby the amount of Shares equal to the sum of the applicable taxes and the aggregate Exercise price in connection with the Option exercise is sold to pay those costs and the Grantee retains the net Shares. The Administrator may also allow any other method of payment permitted by this Grant Agreement in its discretion at the time of exercise, and any restrictions deemed necessary or appropriate to facilitate compliance with Applicable Law or administration of this Grant Agreement (including to avoid the recognition of additional compensation expenses for financial reporting purposes).

4.	Option Term.

a.

Maximum Term. This Option will in all events expire at the close of business at Company headquarters on the Expiration Date specified in the Notice, unless it terminates earlier in connection with the termination of Grantee’s Continuous Service Status (as provided below) or a Change in Control (as provided below).

b.	Post-Termination Exercise Period. If Grantee’s Continuous Service Status terminates prior to the Expiration Date of this Option other than for Cause, the unvested portion of this Option

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will automatically expire on Grantee’s date of termination, and the vested portion of this Option will remain outstanding and exercisable for the following periods, unless otherwise determined by the Committee:

i.	three (3) months following a termination for any reason other than Cause, Disability, or death;

ii.	six (6) months following a termination due to Disability; and

iii.	twelve (12) months following the date of Grantee’s death, if Grantee dies while in Continuous Service Status, or during the period provided in clauses (i) or (ii) above.

c.

Termination for Cause. If Grantee’s Continuous Service Status is terminated for Cause, this Option will terminate and be forfeited immediately upon such Grantee’s termination of Continuous Service Status, and Grantee will be prohibited from exercising any portion (including any vested portion) of this Option on or after the date of such termination of Continuous Service Status. If Grantee’s Continuous Service Status is suspended pending an investigation of whether Grantee’s Continuous Service Status will be terminated for Cause, all of Grantee’s rights under this Option, including the right to exercise such Grants, shall be suspended during the investigation period.

d.

Determination of Termination Date. For the purposes of this Option, Grantee’s Continuous Service Status will be considered terminated as of the date Grantee is no longer actively providing services to the Company or one of its Parents, Subsidiaries, or Affiliates (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Grantee is employed or the terms of Grantee’s employment agreement, if any). The Committee shall have the exclusive discretion to determine when Grantee is no longer actively providing services for the purposes of this Option (including whether Grantee may still be considered to be providing services while on a leave of absence, provided that the Grantee’s Continuous Service Status will not be considered terminated in the case of leave taken in accordance with Applicable Law).

e.

No Notice of Option Expiration. Grantee is responsible for keeping track of the Expiration Date and the post-termination exercise periods following Grantee’s termination of Continuous Service Status for any reason. The Company is not obligated to provide further notice of such periods. In no event will this Option be exercised later than the Expiration Date set forth in the Notice.

5.

Non-Transferability of Option. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution or court order and may be exercised during the lifetime of Grantee only by Grantee and after the Grantee’s death, by the legal representative of the Grantee’s heirs or legatees. The terms this Grant Agreement will be binding upon the executors, administrators, heirs, successors, and assigns of Grantee.

6.

New Issues of Shares. While the Company is subject to the ASX Listing Rules, Grantee shall not have the right to participate in new issues of Shares to existing holders of Shares (e.g. a “rights offering”) with respect to Shares subject to his or her Option, unless Grantee has exercised the Option and is registered as the holder of the underlying Shares prior to the record date for the determination of entitlements to participate in the new issue.

7.	Amendment or Cancellation of Option. While the Company is subject to the ASX Listing Rules:

a.

Under no circumstances may the terms of this Option be amended or modified so as to have any of the following effects unless the amendment or modification is made to comply with the ASX Listing Rules or unless otherwise permitted by the ASX Listing Rules or by a waiver granted by the ASX: (1) reducing the Exercise Price of this Option, (2) increasing the period for exercise of this Option, or (3) increasing the number of Shares received on exercise of this Option. Further, any other amendment or modification to the terms of this

4

Option (i.e. any amendment or modification that is not prohibited pursuant to the first sentence of this Section 8a) can only be made with stockholder approval or on the provision of a waiver granted by ASX from the ASX Listing Rules.

b.

Under no circumstances may any amendment or modification be made to the terms of this Option which has the effect of cancelling the Option unless (1) stockholder approval has been obtained for the cancellation of the Option, (2) no consideration is provided to Grantee in connection with the cancellation of the Option, or (3) the amendment or modification is made to comply with the ASX Listing Rules.

c.

The Exercise Price for the Shares to be issued pursuant to the exercise of this Option and / or the number of Shares over which this Option can be exercised may be changed in accordance with rule 6.22.2, 6.22.2A and 6.22.3 of the ASX Listing Rules.

8.	Taxes.

a.

Responsibility for Taxes. By accepting this Option, Grantee acknowledges that, regardless of any action taken by the Company or, if different, any Parent, Subsidiary, or Affiliate that employs Grantee (the “Employer”), the ultimate liability for all Tax-Related Items is and remains Grantee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Grantee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Option, including, but not limited to, the grant, vesting, or exercise of this Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of this Option to reduce or eliminate Grantee’s liability for Tax-Related Items or achieve any particular tax result. Further, if Grantee is subject to Tax-Related Items in more than one jurisdiction, as applicable, Grantee acknowledges that the Company and/or the Employer may be required to withhold or account for Tax-Related Items in more than one jurisdiction. Grantee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Grantee’s acceptance of this Option that cannot be satisfied by the means described in this Section. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if Grantee fails to comply with Grantee’s obligations in connection with the Tax-Related Items.

b.

Withholding. Prior to the relevant taxable or tax withholding event, as applicable, Grantee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Grantee authorizes the Company or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

i.	withholding from Grantee’s wages or other cash compensation paid to Grantee by the Company and/or the Employer or any Parent, Subsidiary, or Affiliate;

ii.

withholding from proceeds of the sale of Shares acquired at exercise of this Option either through a voluntary sale or through a mandatory sale arranged by the Company (on Grantee’s behalf pursuant to this authorization and without further consent);

iii.

withholding Shares to be issued upon exercise of this Option, provided the Company only withholds a number of Shares necessary to satisfy no more than the withholding amounts determined based on the maximum permitted statutory rate applicable in Grantee’s jurisdiction;

iv.	Grantee’s payment of a cash amount (including by check representing readily available funds or a wire transfer); or

v.	any other arrangement approved by the Committee and permitted under Applicable Law.

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Withholding for Tax-Related Items will be made in accordance with this Grant Agreement and such rules and procedures as may be established by the Administrator, and in compliance with the Trading Policy, if applicable. In the event the Company or the Employer withholds more than the Tax-Related Items using one of the methods described above, Grantee may receive a refund of any over-withheld amount in cash but will have no entitlement to the Shares sold or withheld.

9.

Nature of Grant. In accepting this Grant, Grantee acknowledges, understands and agrees that: (a) this Grant Agreement is established voluntarily by the Company, is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by this Grant Agreement; (b) the grant of this Grant is voluntary and occasional and does not create any contractual or other right to receive future grants, or benefits in lieu of grants, even if grants have been made in the past; (c) all decisions with respect to future grants, if any, will be at the sole discretion of the Company; (d) Grantee is voluntarily accepting this Grant Agreement; (e) this Grant and the Shares allocated to this Grant are not intended to replace any pension rights or compensation and are outside the scope of Grantee’s employment contract, if any; (f) this Grant and the Shares allocated to this Grant, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments; (g) unless otherwise provided in this Grant Agreement or by the Company in its discretion, this Grant and the benefits evidenced by this Grant Agreement do not create any entitlement to have this Grant or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and (h) neither the Company nor any of its Affiliates shall be liable for any foreign exchange rate fluctuation between Grantee’s local currency and the United States Dollar or the selection by the Company or any one of its Affiliates in its sole discretion of an applicable foreign exchange rate that may affect the value of this Grant (or the calculation of income or Tax-Related Items thereunder) or of any amounts due to Grantee pursuant to the settlement of this Grant or the subsequent sale of the Shares allocated to this Grant.

10.

Code Section 409A. It is intended that the terms of this Option will not result in the imposition of any tax liability pursuant to Section 409A of the Code, and this Grant Agreement shall be construed and interpreted consistent with that intent. In no event will the Grantee have a right to payment or reimbursement or otherwise from the Company or its Affiliates, or their successors or assigns, for any taxes imposed or other costs incurred as a result of Section 409A of the Code.

11.

Data Privacy. Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Grantee’s personal data as described in this Grant Agreement and any other grant materials by and among the Company and its Affiliates for the purpose of implementing, administering and managing Grantee’s Grant. Grantee understands that the Company and its Affiliates may hold certain personal information about Grantee, including, but not limited to, Grantee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all grants, or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Grantee’s favor (“Data”), for the purpose of implementing, administering and managing this Grant Agreement. Grantee understands that Data will be transferred to such stock plan service provider as may be selected by the Company, presently or in the future, which may be assisting the Company with the implementation, administration and management of this Grant Agreement. Grantee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than Grantee’s country. Grantee authorizes the Company, the stock plan service provider as may be selected by the Company, and any other possible recipients which may assist the Company, presently or in the future, with implementing, administering and managing this Grant Agreement to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing

6

Grantee’s Grant. Further, Grantee understands that he or she is providing the consents herein on a purely voluntary basis. If Grantee does not consent, or if Grantee later seeks to revoke his or her consent, or instructs the Company to cease the processing of the Data, his or her Continuous Service Status will not be adversely affected; the only adverse consequence of refusing or withdrawing Grantee’s consent or instructing the Company to cease processing, is that the Company would not be able to grant Grantee Grants, Awards or any other equity awards or administer or maintain such awards. Therefore, Grantee understands that refusing or withdrawing his or her consent may affect Grantee’s ability to receive or retain this Grant. For more information on the consequences of Grantee’s refusal to consent or withdrawal of consent, Grantee understands that he or she may contact his or her local human resources representative. Further, Grantee consents to disclosure of Data to the Australian Tax Office, where required in accordance with the Company’s or relevant Affiliate’s reporting obligations under Australian tax legislation. Grantee acknowledges that he or she can access further information regarding data privacy in the Company’s Privacy Policy (which is available on the Company’s website), including about how Grantee can access and seek correction of his or her personal information and make a complaint if he or she has any concerns regarding the treatment of Data.

12.

Governing Law and Venue. This Grant Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. For the purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this Grant or this Grant Agreement, the parties hereby submit to the exclusive jurisdiction of the State of Delaware and agree that such litigation shall be conducted only in the state or the federal courts located in such State, and no other courts, where this Grant is made and/or to be performed.

13.

Entire Agreement; Enforcement of Rights; Amendment. This Grant Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, agreements, commitments, negotiations and arrangements between them. Except as contemplated by this Grant Agreement, no modification of or amendment to this Grant Agreement, nor any waiver of any rights under this Grant Agreement, shall be effective unless in writing signed by the parties to this Grant Agreement to the extent it would materially impair the rights of Grantee. The failure by either party to enforce any rights under this Grant Agreement shall not be construed as a waiver of any rights of such party. Notwithstanding anything to the contrary in this Grant Agreement but subject to Applicable Law, the Company reserves the right to revise this Grant Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Grantee, to comply with Section 409A of the Code or to otherwise avoid imposition of any additional tax or income recognition or costs under Section 409A of the Code in connection with this Grant.

14.

Severability. If one or more provisions of this Grant Agreement are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Grant Agreement, (b) the balance of this Grant Agreement shall be interpreted as if such provision were so excluded, and (c) the balance of this Grant Agreement shall be enforceable in accordance with its terms.

15.

Language. If Grantee has received this Grant Agreement or any other document related to this Grant translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

16.

Imposition of Other Requirements. The Company reserves the right to impose other requirements on this Option and on any Shares purchased upon exercise of this Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Grantee to accept any additional agreements or undertakings that may be necessary to accomplish the foregoing. This Grant will be subject to clawback or recoupment under any clawback or recoupment policy adopted by the Board or the Committee in compliance with Applicable Law or required by Applicable

7

Law during the term of Grantee’s employment or other service with the Company that is applicable to Officers, Employees, Directors or other service providers of the Company. No recovery of compensation under such a clawback or recoupment policy will be an event giving rise to a right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan or agreement with the Company.

17.

Notices. Any notice, demand or request required or permitted to be given under this Grant Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email or fax, or forty-eight (48) hours after being deposited in the U.S. mail or a comparable foreign mail service, as certified or registered mail with postage or shipping charges prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address, email or fax number set forth in the Company’s books and records.

18.

Counterparts. This Grant Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Facsimile, email or other electronic execution and delivery of this Grant Agreement (including but not limited to execution by electronic signature or click-through electronic acceptance) shall constitute valid and binding execution and delivery for all purposes and shall be deemed to be, and have the effect of, an original signature.

19.	Successors and Assigns. The rights and benefits of this Grant Agreement shall inure to the benefit of, and be enforceable by, the Company’s successors and assigns.

20.

Consent to Electronic Delivery and Participation. By accepting this Option, Grantee agrees to participate through an on-line or electronic system established and maintained by the Company or a third party designated by the Company, and consents to the electronic delivery of the Grant Agreement, account statements, prospectuses (if any), and all other documents, communications, or information related to this Option. Electronic delivery may include the delivery of a link to the Company intranet or the internet site of a third party involved in administering the Grant, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion. Grantee acknowledges that Grantee may receive from the Company a paper copy of any documents delivered electronically at no cost if Grantee contacts the Company by telephone, through a postal service, or electronic mail to Stock Administration.

21.

Adjustment of Shares. If the number of outstanding Shares is changed or the value of the Shares is otherwise affected by a stock dividend, extraordinary dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), recapitalization, stock split, reverse stock split, subdivision, combination, consolidation, reclassification, spin-off or similar change in the capital structure of the Company or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto), without consideration (a “Capitalization Adjustment”), then the maximum number and class of Shares or type of security reserved for issuance and the Exercise Price and number and class of Shares or type of security subject to this Grant, will, subject to any required action by the Board or the stockholders of the Company and subject to compliance with, and to the extent permitted by, all Applicable Laws be proportionately adjusted or adjusted in such other manner as the Committee determines to be equitably required; provided that fractions of a Share will not be issued. In this respect, where the ASX Listing Rules apply, the Committee shall make such adjustments as are necessary and in accordance with the ASX Listing Rules to the number, class or type of Shares or securities that are subject to the Grant or the Exercise Price of the Grant and such other adjustments as are appropriate in the discretion of the Committee and in accordance with the ASX Listing Rules. Such adjustments may provide for the elimination of fractional Shares that may otherwise be subject to Grants without any payment therefor.

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22.

Change in Control. In the event that the Company is subject to a Change in Control, any unvested portion of the Option outstanding as of immediately prior to the Change in Control shall vest in full as of the Change in Control.

23.	Definitions. As used in this Grant Agreement, the following definitions will apply to the capitalized terms indicated below:

“Administrator” means one or more Officers or Employees designated by the Committee to administer this Grant Agreement and the Company’s other equity incentive programs.

“Affiliate” means a Parent, a Subsidiary or any corporation or other Entity that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company.

“Applicable Law” means any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any governmental or regulatory body or self-regulatory organization (including the New York Stock Exchange, the ASX, Nasdaq Stock Market and the Financial Industry Regulatory Authority). For clarity, at all times while the Company’s securities are admitted to the official list of the ASX, this definition includes the ASX Listing Rules.

“ASX” means ASX Limited (ABN 98 008 624 691), or the securities market which it operates, as the context requires.

“ASX Listing Rules” means the official listing rules of the ASX.

“Board” means the Board of Directors of the Company.

“Cause” will have the meaning ascribed to such term in any written agreement between the Grantee and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Grantee, the occurrence of any of the following events: (a) Grantee’s unauthorized misuse of the Company’s trade secrets or proprietary information; (b) Grantee’s conviction of or plea of nolo contendere to a felony or a crime involving moral turpitude; (c) Grantee’s committing an act of fraud against the Company; or (d) Grantee’s gross negligence or willful misconduct in the performance of his or her duties that has had or is likely to have a material adverse effect on the Company. For the purposes of this definition, the term “Company” will be interpreted to include any Subsidiary, Parent or Affiliate of the Company, as appropriate.

“CDI” means a CHESS Depositary Interest, being a unit of beneficial ownership in 1/5 of a share of Common Stock in the Company or such other ratio as may be adopted by the Company from time to time.

“Change in Control” means:

a.

the consummation of any consolidation or merger of the Company with any other entity, other than a transaction which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such consolidation or merger;

b.

any Exchange Act Person becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities; provided, however, that for the purposes of this subclause (b) the

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acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Change in Control;

c.

the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets, except where such sale, lease, transfer or other disposition is made to the Company or one or more wholly owned Subsidiaries of the Company; or

d.

a change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purpose of this subclause (d), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control.

For purposes of this definition, Persons will be considered to be acting as a group if they are owners of an Entity that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

“Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

“Committee” means the Compensation Committee of the Board or the Board acting as the Compensation Committee.

“Common Stock” means the common stock of the Company, and the common stock of any successor entity.

“Company” means AVITA Medical, Inc., a Delaware corporation, or any successor corporation.

“Continuous Service Status” means continued service as a Director. The Committee or the Administrator, in that party’s sole discretion, shall determine whether a Grantee’s Continuous Service Status has ceased and the effective date of such termination.

“Corporations Act” means the Australian Corporations Act 2001 (Cth).

“Director” means a member of the Board.

“Disability” means that the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. The Committee may rely on any determination that a Grantee is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Grantee participates.

“Dividend Equivalent Right” means the right of a Grantee, granted at the discretion of the Committee or as otherwise provided by the Grant Agreement, to receive a credit for the account of such Grantee in an amount equal to the cash, stock or other property dividends in amounts equivalent to cash, stock or other property dividends for each Share represented by a Grant held by such Grantee.

“Effective Date” means the date the Grant is approved by the stockholders of the Company.

“Employee” means any person employed by the Company, or any Affiliate, with the status of employment determined pursuant to such factors as are deemed appropriate by the Administrator in its sole discretion, subject to any requirements of Applicable Law, including the Code. Service as a Director or payment by the Company or an Affiliate of a director’s fee shall not be sufficient to constitute “employment” of such Director by the Company or any Affiliate.

“Entity” means a corporation, partnership, limited liability company or other entity.

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“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Act Person” or “Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

“Exercise Price” means, with respect to an Option, the price per Share at which a holder may purchase the Shares issuable upon exercise of an Option.

“Fair Market Value” means, as of any date, the per Share value of the Common Stock determined as follows:

a.

If such Common Stock is publicly traded and is then listed on a national securities exchange in the United States, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Administrator deems reliable, unless another method is approved by the Committee and subject to compliance with Applicable Law (including Section 409A of the Code).

b.

If such Common Stock is publicly traded and is only listed on the official list of the ASX in the form of CDIs, the closing price of a CDI as reported on the ASX on such date, adjusted as necessary to reflect the CDI / per Share of Common Stock ratio, or if CDIs are not traded on the ASX on such date, then on the next preceding day that CDIs are traded on the ASX, as reported on the ASX on such date unless another method is approved by the Committee and subject to compliance with Applicable Law (including Section 409A of the Code).

c.

If such Common Stock is publicly traded but neither listed nor admitted to trading on a national securities exchange in the United States or the ASX, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable.

d.	If none of the foregoing is applicable, by the Board or the Committee in good faith (and in accordance with Section 409A of the Code, as applicable).

“Nonstatutory Stock Option” means any Option that does not qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

“Option” means a contract right to purchase Shares at a fixed Exercise Price per Share, subject to certain conditions, if applicable, granted pursuant to this Grant Agreement.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Shares” means shares of Common Stock.

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“Subsidiary” means any corporation (other than the Company) in an unbroken chain of Entities beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Tax-Related Items” means all income tax, social insurance, payroll tax, fringe benefits tax, payment on account, employment tax, stamp tax or other tax-related items related to the Options and legally applicable to the Grantee, including any employer liability for which the Grantee is liable.

“Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber shares of the Company’s capital stock, as in effect from time to time.

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AVITA MEDICAL, INC.

TEMPLATE RESTRICTED STOCK UNIT GRANT AGREEMENT1

CHIEF EXECUTIVE OFFICER

Notice of Restricted Stock Unit Grant

AVITA Medical, Inc. (formerly, AVITA Therapeutics, Inc.) (the “Company”) has awarded to you (“Grantee”) restricted stock units (“Restricted Stock Units”) covering the number of shares of Common Stock set forth below (the “Restricted Stock Unit Grant” or “Grant”).

Grantee Name:

Employee ID:

Grant ID:

Date of Grant:

Number of Restricted Stock Units:

Country at Grant:

Vesting Commencement Date:

Vesting Schedule:	[insert applicable vesting schedule]

Capitalized terms used but not defined in this Notice of Restricted Stock Unit Grant (this “Notice”) have the meanings specified in the attached Restricted Stock Unit Terms and Conditions (including any appendices and exhibits attached thereto). The Notice and the Restricted Stock Unit Terms and Conditions are collectively referred to as the “Grant Agreement” applicable to the Restricted Stock Units.

By accepting (whether electronically or otherwise) the Restricted Stock Unit Grant, Grantee acknowledges and agrees to the following:

1.	The Restricted Stock Unit Grant is governed by the terms and conditions of this Grant Agreement.

2.

Grantee has received a copy of this Grant Agreement, the prospectus (if required under Applicable Law), and the Trading Policy, and represents that he or she has read these documents and is familiar with their terms. Grantee further agrees to accept as binding, conclusive, and final all decisions and interpretations of the Committee regarding any questions relating to the Restricted Stock Unit Grant.

3.

Vesting of the Restricted Stock Units is subject to Grantee’s Continuous Service Status as either Chief Executive Officer of the Company or Director, which is for an unspecified duration and may be terminated at any time, with or without Cause, and nothing in this Grant Agreement changes the nature of that relationship. For clarity, if Grantee ceases to be the Chief Executive Officer of the Company but remains a Director or vice versa, Grantee’s Continuous Service Status with the Company will not be treated as having been terminated or ceased for the purposes of this Grant Agreement.

4.

The Company is not providing any tax, legal, financial or financial product advice, nor is the Company making any recommendations or statements of opinion that are intended to influence Grantee in making a decision regarding Grantee’s acceptance of this Grant Agreement. Grantee should consult with his or her own personal independent tax, legal, and financial advisors regarding this Grant Agreement who are appropriately licensed to give financial advice as to whether participation in the Grant is appropriate in light of his or her circumstances and to clarify his or her taxation position in relation to participation in this Restricted Stock Unit Grant before taking any action related to this Grant Agreement.

[1]	Note to Draft—This template is intended to be further tailored to reflect any individualized terms and conditions.

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5.	This Restricted Stock Unit Grant, if received in Australia, is made without disclosure to investors in reliance on an applicable exemption under the Corporations Act.

6.	Grantee consents to electronic delivery and participation as set forth in this Grant Agreement.

7.

If Grantee does not accept or decline this Restricted Stock Unit Grant within 30 days of the Date of Grant or by such other date that may be communicated to Grantee by the Company, the Company will accept this Restricted Stock Unit Grant on Grantee’s behalf and Grantee will be deemed to have accepted the terms and conditions of the Restricted Stock Units set forth in this Grant Agreement. If Grantee wishes to decline this Restricted Stock Unit Grant, Grantee should promptly notify Donna Shiroma at dshiroma@avitamedical.com. If Grantee declines this Restricted Stock Unit Grant, the Restricted Stock Units will be cancelled and no benefits from the Restricted Stock Units nor any compensation or benefits in lieu of the Restricted Stock Units will be provided to Grantee.

AVITA Medical, Inc.	Grantee

By:	Signature:

Title:	Date:

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AVITA MEDICAL, INC.

TEMPLATE RESTRICTED STOCK UNIT GRANT AGREEMENT

CHIEF EXECUTIVE OFFICER

Restricted Stock Unit Terms and Conditions

1.

Grant of Restricted Stock Units. Capitalized terms used in the Grant Agreement but not otherwise defined therein will have the meanings specified in Section 22. A Restricted Stock Unit is a non-voting unit of measurement which is deemed solely for bookkeeping purposes to be equivalent to one outstanding share of Common Stock (a “Share”). The Restricted Stock Units are used solely as a device to determine the number of Shares to eventually be issued to Grantee if such Restricted Stock Units vest. The Restricted Stock Units shall not be treated as property or as a trust fund of any kind.

2.

Determination of Achievement. The Committee shall determine the extent to which a performance-based vesting condition has been met in its sole discretion, including the manner of calculating the performance criteria and the measure of whether and to what degree such performance goals have been attained. The Committee may, subject to compliance with and only to the extent permitted by Applicable Law, reduce or waive any criteria with respect to a performance goal, or adjust a performance goal (or method of calculating the attainment of a performance goal) to take into account unanticipated events, including changes in law and accounting or tax rules, as the Committee deems necessary or appropriate, or to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships. The Committee may also adjust or eliminate the compensation or economic benefit due upon attainment of performance goals in its sole discretion, subject to any limitations contained in the Grant Agreement and under Applicable Law.

3.

Settlement. Subject to compliance by the Company and Grantee with all Applicable Laws, on or as soon as administratively practical (and within 20 business days) following the applicable date of vesting under the Vesting Schedule set forth in the Notice (a “Vesting Date”), the Company will deliver to Grantee a number of Shares (either by delivering one or more certificates for such Shares or by entering such Shares in book entry form, as determined by the Company in its discretion) equal to the number of Restricted Stock Units subject to the Restricted Stock Unit Grant that vest on the applicable Vesting Date, subject to the satisfaction of any applicable withholding obligations for Tax-Related Items. No fractional Restricted Stock Units or rights for fractional Shares shall be created pursuant to this Grant Agreement. Shares acquired pursuant to this Grant may be issued as CDIs.

4.

Dividend and Voting Rights. Unless and until such time as Shares are issued in settlement of vested Restricted Stock Units, Grantee will have no ownership of the Shares allocated to the Restricted Stock Units, and will have no rights to vote such Shares and no rights to dividends.

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5.

Non-Transferability of Restricted Stock Units. The Restricted Stock Units and any interest therein must not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of in any manner other than by will or by the laws of descent or distribution or court order. The terms of this Grant Agreement will be binding upon the executors, administrators, heirs, successors, and assigns of Grantee.

6.

Termination. If Grantee’s Continuous Service Status terminates for any reason, all unvested Restricted Stock Units will be forfeited to the Company, and all rights of Grantee to such Restricted Stock Units will immediately terminate without payment of any consideration to Grantee. The Committee shall have the exclusive discretion to determine when Grantee is no longer actively providing services for the purposes of this Restricted Stock Unit Grant (including whether Grantee may still be considered to be providing services while on a leave of absence, provided that the Grantee’s Continuous Service Status will not be considered terminated in the case of leave taken in accordance with Applicable Law).

7.	Taxes.

a.

Responsibility for Taxes. By accepting this Restricted Stock Unit Grant, Grantee acknowledges that, regardless of any action taken by the Company or, if different, any Parent, Subsidiary, or Affiliate that employs Grantee (the “Employer”), the ultimate liability for all Tax-Related Items is and remains Grantee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Grantee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Unit Grant, including, but not limited to, the grant, vesting, or settlement of the Restricted Stock Unit Grant, the subsequent sale of Shares acquired pursuant to such settlement, and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Unit Grant to reduce or eliminate Grantee’s liability for Tax-Related Items or achieve any particular tax result. Further, if Grantee is subject to Tax-Related Items in more than one jurisdiction, as applicable, Grantee acknowledges that the Company and/or the Employer may be required to withhold or account for Tax-Related Items in more than one jurisdiction. Grantee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Grantee’s acceptance of this Grant that cannot be satisfied by the means described in this Section. The Company may refuse to issue or deliver the Shares, or the proceeds of the sale of Shares, if Grantee fails to comply with Grantee’s obligations in connection with the Tax-Related Items.

b.

Withholding. Prior to the relevant taxable or tax withholding event, as applicable, Grantee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Grantee authorizes the Company or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

i.	withholding from Grantee’s wages or other cash compensation paid to Grantee by the Company and/or the Employer or any Parent, Subsidiary, or Affiliate;

ii.

withholding from proceeds of the sale of Shares acquired on settlement of the Restricted Stock Units either through a voluntary sale or through a mandatory sale arranged by the Company (on Grantee’s behalf pursuant to this authorization and without further consent);

iii.

withholding Shares to be issued upon settlement of the Restricted Stock Units, provided the Company only withholds a number of Shares necessary to satisfy no more than the withholding amounts determined based on the maximum permitted statutory rate applicable in Grantee’s jurisdiction;

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iv.	Grantee’s payment of a cash amount (including by check representing readily available funds or a wire transfer); or

v.	any other arrangement approved by the Committee and permitted under Applicable Law.

Withholding for Tax-Related Items will be made in accordance with this Grant Agreement and such rules and procedures as may be established by the Administrator, and in compliance with the Trading Policy, if applicable. In the event the Company or the Employer withholds more than the Tax-Related Items using one of the methods described above, Grantee may receive a refund of any over-withheld amount in cash but will have no entitlement to the Shares sold or withheld.

8.

Nature of Grant. In accepting this Grant, Grantee acknowledges, understands and agrees that: (a) this Grant Agreement is established voluntarily by the Company, is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by this Grant Agreement; (b) the grant of this Grant is voluntary and occasional and does not create any contractual or other right to receive future grants, or benefits in lieu of grants, even if grants have been made in the past; (c) all decisions with respect to future grants, if any, will be at the sole discretion of the Company; (d) Grantee is voluntarily accepting this Grant Agreement; (e) this Grant and the Shares allocated to this Grant are not intended to replace any pension rights or compensation and are outside the scope of Grantee’s employment contract, if any; (f) this Grant and the Shares allocated to this Grant, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of- service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments; (g) unless otherwise provided in this Grant Agreement or by the Company in its discretion, this Grant and the benefits evidenced by this Grant Agreement do not create any entitlement to have this Grant or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and (h) neither the Company nor any of its Affiliates shall be liable for any foreign exchange rate fluctuation between Grantee’s local currency and the United States Dollar or the selection by the Company or any one of its Affiliates in its sole discretion of an applicable foreign exchange rate that may affect the value of this Grant (or the calculation of income or Tax-Related Items thereunder) or of any amounts due to Grantee pursuant to the settlement of this Grant or the subsequent sale of the Shares allocated to this Grant.

9.

Code Section 409A. It is intended that the terms of the Restricted Stock Unit Grant will not result in the imposition of any tax liability pursuant to Section 409A of the Code, and this Grant Agreement shall be construed and interpreted consistent with that intent. To the extent that any amount constituting deferred compensation under Section 409A of the Code would become payable under this Grant Agreement by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Code Section 409A. If the Restricted Stock Unit Grant constitutes deferred compensation under Section 409A of the Code and the Grantee is a specified employee within the meaning of Section 409A of the Code, no distribution or payment of any amount that is payable because of a separation from service (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Grantee’s separation from service or, if earlier, the date of the Grantee’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule. Each payment payable under this Grant Agreement is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2). In no event will the Grantee have a right to payment or reimbursement or otherwise from the Company or its Affiliates, or their successors or assigns, for any taxes imposed or other costs incurred as a result of Section 409A of the Code.

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10.

Data Privacy. Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Grantee’s personal data as described in this Grant Agreement and any other grant materials by and among the Company and its Affiliates for the purpose of implementing, administering and managing Grantee’s Grant. Grantee understands that the Company and its Affiliates may hold certain personal information about Grantee, including, but not limited to, Grantee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all grants, or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Grantee’s favor (“Data”), for the purpose of implementing, administering and managing this Grant Agreement. Grantee understands that Data will be transferred to such stock plan service provider as may be selected by the Company, presently or in the future, which may be assisting the Company with the implementation, administration and management of this Grant Agreement. Grantee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than Grantee’s country. Grantee authorizes the Company, the stock plan service provider as may be selected by the Company, and any other possible recipients which may assist the Company, presently or in the future, with implementing, administering and managing this Grant Agreement to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing Grantee’s Grant. Further, Grantee understands that he or she is providing the consents herein on a purely voluntary basis. If Grantee does not consent, or if Grantee later seeks to revoke his or her consent, or instructs the Company to cease the processing of the Data, his or her Continuous Service Status will not be adversely affected; the only adverse consequence of refusing or withdrawing Grantee’s consent or instructing the Company to cease processing, is that the Company would not be able to grant Grantee Grants, Awards or any other equity awards or administer or maintain such awards. Therefore, Grantee understands that refusing or withdrawing his or her consent may affect Grantee’s ability to receive or retain this Grant. For more information on the consequences of Grantee’s refusal to consent or withdrawal of consent, Grantee understands that he or she may contact his or her local human resources representative. Further, Grantee consents to disclosure of Data to the Australian Tax Office, where required in accordance with the Company’s or relevant Affiliate’s reporting obligations under Australian tax legislation. Grantee acknowledges that he can access further information regarding data privacy in the Company’s Privacy Policy (which is available on the Company’s website), including about how Grantee can access and seek correction of his personal information and make a complaint if he or she has any concerns regarding the treatment of Data.

11.

Governing Law and Venue. This Grant Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. For the purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this Grant or this Grant Agreement, the parties hereby submit to the exclusive jurisdiction of the State of Delaware and agree that such litigation shall be conducted only in the state or federal courts located in such State, and no other courts, where this Grant is made and/or to be performed.

12.

Entire Agreement; Enforcement of Rights; Amendment. This Grant Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, agreements, commitments, negotiations and arrangements between them. Except as contemplated by this Grant Agreement, no modification of or amendment to this Grant Agreement, nor any waiver of any rights under this Grant Agreement, shall be effective unless in writing signed by the parties to this Grant Agreement to the extent it would materially impair the rights of Grantee. The failure by either party to enforce any rights under this Grant Agreement shall not be construed as a waiver of any rights of such party. Notwithstanding anything to the contrary in this Grant Agreement but subject to Applicable Law, the Company reserves the right to revise this Grant

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Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Grantee, to comply with Section 409A of the Code or to otherwise avoid imposition of any additional tax or income recognition or costs under Section 409A of the Code in connection with this Grant.

13.

Severability. If one or more provisions of this Grant Agreement are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Grant Agreement, (b) the balance of this Grant Agreement shall be interpreted as if such provision were so excluded, and (c) the balance of this Grant Agreement shall be enforceable in accordance with its terms.

14.

Language. If Grantee has received this Grant Agreement or any other document related to this Grant translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

15.

Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Restricted Stock Unit Grant and on any Shares acquired under this Grant Agreement, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Grantee to accept any additional agreements or undertakings that may be necessary to accomplish the foregoing. This Grant will be subject to clawback or recoupment under any clawback or recoupment policy adopted by the Board or the Committee in compliance with Applicable Law or required by Applicable Law during the term of Grantee’s employment or other service with the Company that is applicable to Officers, Employees, Directors or other service providers of the Company. No recovery of compensation under such a clawback or recoupment policy will be an event giving rise to a right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan or agreement with the Company.

16.

Notices. Any notice, demand or request required or permitted to be given under this Grant Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email or fax, or forty-eight (48) hours after being deposited in the U.S. mail or a comparable foreign mail service, as certified or registered mail with postage or shipping charges prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address, email or fax number set forth in the Company’s books and records.

17.

Counterparts. This Grant Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Facsimile, email or other electronic execution and delivery of this Grant Agreement (including but not limited to execution by electronic signature or click-through electronic acceptance) shall constitute valid and binding execution and delivery for all purposes and shall be deemed to be, and have the effect of, an original signature.

18.	Successors and Assigns. The rights and benefits of this Grant Agreement shall inure to the benefit of, and be enforceable by, the Company’s successors and assigns.

19.

Consent to Electronic Delivery and Participation. By accepting the Restricted Stock Units, Grantee agrees to participate through an on-line or electronic system established and maintained by the Company or a third party designated by the Company, and consents to the electronic delivery of the Grant Agreement, account statements, prospectuses (if any), and all other documents, communications, or information related to the Restricted Stock Units. Electronic delivery may include the delivery of a link to the Company intranet or the internet site of a third party involved in administering the Grant, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion. Grantee acknowledges that Grantee may receive from the Company a paper copy of any documents delivered electronically at no cost if Grantee contacts the Company by telephone, through a postal service or electronic mail to Stock Administration.

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20.

Adjustment of Shares. If the number of the Company’s outstanding Shares is changed or the value of the Shares is otherwise affected by a stock dividend, extraordinary dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), recapitalization, stock split, reverse stock split, subdivision, combination, consolidation, reclassification, spin-off or similar change in the capital structure of the Company or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto), without consideration (a “Capitalization Adjustment”), the number and class of Shares or type of security subject to this Grant, will, subject to any required action by the Board or the stockholders of the Company and subject to compliance with, and to the extent permitted by, all Applicable Laws be proportionately adjusted or adjusted in such other manner as the Committee determines to be equitably required; provided that fractions of a Share will not be issued. In this respect, where the ASX Listing Rules apply, the Committee shall make such adjustments as are necessary and in accordance with the ASX Listing Rules to the number, class or type of Shares or securities that are subject to the Grant and such other adjustments as are appropriate in the discretion of the Committee and in accordance with the ASX Listing Rules. Such adjustments may provide for the elimination of fractional Shares that may otherwise be subject to Grants without any payment therefor.

21.

Change in Control. In the event that the Company is subject to a Change in Control, any unvested Restricted Stock Units outstanding as of immediately prior to the Change in Control shall vest in full as of the Change in Control.

22.	Definitions. As used in this Grant Agreement, the following definitions will apply to the capitalized terms indicated below:

“Administrator” means one or more Officers or Employees designated by the Committee to administer this Grant Agreement and the Company’s other equity incentive programs.

“Affiliate” means a Parent, a Subsidiary or any corporation or other Entity that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company.

“Applicable Law” means any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any governmental or regulatory body or self-regulatory organization (including the New York Stock Exchange, the ASX, Nasdaq Stock Market and the Financial Industry Regulatory Authority). For clarity, at all times while the Company’s securities are admitted to the official list of the ASX, this definition includes the ASX Listing Rules.

“ASX” means ASX Limited (ABN 98 008 624 691), or the securities market which it operates, as the context requires.

“ASX Listing Rules” means the official listing rules of the ASX.

“Board” means the Board of Directors of the Company.

“business day” means a day that is not a Saturday, Sunday or a public holiday or bank holiday in Valencia, California.

“Cause” will have the meaning ascribed to such term in any written agreement between the Grantee and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Grantee, the occurrence of any of the following events: (a) Grantee’s unauthorized misuse of the Company’s trade secrets or proprietary information; (b) Grantee’s conviction of or plea of nolo contendere to a felony or a crime involving moral turpitude; (c) Grantee’s committing an act of fraud against the Company; or (d) Grantee’s gross negligence or willful misconduct in the performance of his

8

or her duties that has had or is likely to have a material adverse effect on the Company. For the purposes of this definition, the term “Company” will be interpreted to include any Subsidiary, Parent or Affiliate of the Company, as appropriate.

“CDI” means a CHESS Depositary Interest, being a unit of beneficial ownership in 1/5 of a share of Common Stock in the Company or such other ratio as may be adopted by the Company from time to time.

“Change in Control” means:

a.

the consummation of any consolidation or merger of the Company with any other entity, other than a transaction which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such consolidation or merger;

b.

any Exchange Act Person becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities; provided, however, that for the purposes of this subclause (b) the acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Change in Control;

c.

the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets, except where such sale, lease, transfer or other disposition is made to the Company or one or more wholly owned Subsidiaries of the Company; or

d.

a change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purpose of this subclause (d), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control.

For purposes of this definition, Persons will be considered to be acting as a group if they are owners of an Entity that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

“Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

“Committee” means the Compensation Committee of the Board or the Board acting as the Compensation Committee.

“Common Stock” means the common stock of the Company, and the common stock of any successor entity.

“Company” means AVITA Medical, Inc., a Delaware corporation, or any successor corporation.

“Consultant” means any natural person, including an advisor or independent contractor, that is engaged to render services to the Company or an Affiliate.

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“Continuous Service Status” means continued service as an Employee, Director or Consultant. Continuous Service Status shall not be considered interrupted or terminated in the case of a transfer between locations of the Company or between the Company, its Affiliates, or their respective successors, or a change in status (for example, from an Employee to a Director). The Committee or the Administrator, in that party’s sole discretion, shall determine whether a Grantee’s Continuous Service Status has ceased and the effective date of such termination.

“Corporations Act” means the Australian Corporations Act 2001 (Cth).

“Director” means a member of the Board.

“Effective Date” means the date the Grant is approved by the stockholders of the Company.

“Employee” means any person employed by the Company, or any Affiliate, with the status of employment determined pursuant to such factors as are deemed appropriate by the Administrator in its sole discretion, subject to any requirements of Applicable Law, including the Code. Service as a Director or payment by the Company or an Affiliate of a director’s fee shall not be sufficient to constitute “employment” of such Director by the Company or any Affiliate.

“Entity” means a corporation, partnership, limited liability company or other entity.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Act Person” or “Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of Entities beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Tax-Related Items” means all income tax, social insurance, payroll tax, fringe benefits tax, payment on account, employment tax, stamp tax or other tax-related items related to the Restricted Stock Units and legally applicable to the Grantee, including any employer liability for which the Grantee is liable.

“Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber shares of the Company’s capital stock, as in effect from time to time.

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AVITA MEDICAL, INC.

TEMPLATE STOCK OPTION GRANT AGREEMENT1

CHIEF EXECUTIVE OFFICER

Notice of Stock Option Grant

AVITA Medical, Inc. (formerly, AVITA Therapeutics, Inc.) (the “Company”) has awarded to you (“Grantee”) an option to purchase up to the number of shares of Common Stock set forth below (this “Option” or “Grant”).

Grantee Name:

Employee ID:

Grant ID:

Date of Grant:

Exercise Price per Share:

Number of Shares:

Type of Option:	Nonstatutory Stock Option

Country at Grant:

Expiration Date:

Vesting Commencement Date:

Vesting Schedule:	[insert applicable vesting schedule]

Capitalized terms used but not defined in this Notice of Stock Option Grant (this “Notice”) have the meanings specified in the attached Option Terms and Conditions (including any appendices and exhibits). The Notice and the Option Terms and Conditions are collectively referred to as the “Grant Agreement” applicable to this Option.

By accepting this Option (whether electronically or otherwise), Grantee acknowledges and agrees to the following:

1.	This Option is governed by the terms and conditions of this Grant Agreement.

2.

Grantee has received a copy of this Grant Agreement, the prospectus (if required under Applicable Law), and the Trading Policy, and represents that he or she has read these documents and is familiar with their terms. Grantee further agrees to accept as binding, conclusive, and final all decisions and interpretations of the Committee regarding any questions relating to this Option.

3.

Vesting of this Option is subject to Grantee’s Continuous Service Status as either Chief Executive Officer of the Company or Director, which is for an unspecified duration and may be terminated at any time with or without Cause, and nothing in this Grant Agreement changes the nature of that relationship. For clarity, if Grantee ceases to be the Chief Executive Officer of the Company but remains a Director or vice versa, Grantee’s Continuous Service Status with the Company will not be treated as having been terminated or ceased for the purposes of this Grant Agreement.

4.

The Company is not providing any tax, legal, financial or financial product advice, nor is the Company making any recommendations or statements of opinion that are intended to influence Grantee in making a decision regarding Grantee’s acceptance of this Grant Agreement. Grantee should consult with his or her own personal independent tax, legal, and financial advisors regarding this Grant Agreement who are appropriately licensed to give advice as to whether participation in the Grant is appropriate in light of his or her circumstances and to clarify his or her taxation position in relation to participation in this Grant before taking any action related to this Grant Agreement.

[1]	This template is intended to be further tailored to reflect any individualized terms and conditions.

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5.	This Grant, if received in Australia, is made without disclosure to investors in reliance on an applicable exemption under the Corporations Act.

6.	Grantee consents to electronic delivery and participation as set forth in this Grant Agreement.

7.

If Grantee does not accept or decline this Option within 30 days of the Date of Grant or by such other date that may be communicated to Grantee by the Company, the Company will accept this Option on Grantee’s behalf and Grantee will be deemed to have accepted the terms and conditions of this Option and this Grant Agreement. If Grantee wishes to decline this Option, Grantee should promptly notify Donna Shiroma at dshiroma@avitamedical.com. If Grantee declines this Option, this Option will be cancelled and no benefits from this Option nor any compensation or benefits in lieu of this Option will be provided to Grantee.

AVITA Medical, Inc.	Grantee

By:	Signature:

Title:	Date:

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AVITA MEDICAL, INC.

TEMPLATE STOCK OPTION GRANT AGREEMENT

CHIEF EXECUTIVE OFFICER

Option Terms and Conditions

1.

Grant of Option. Capitalized terms used in the Grant Agreement but not otherwise defined therein will have the meanings specified in Section 25. Grantee has been granted an Option to purchase up to the number of Shares set forth in the Notice at the Exercise Price set forth in the Notice. The Exercise Price will be such price as is determined by the Committee and set forth in the Notice; provided that the Exercise Price will be no less than one hundred percent (100%) of the Fair Market Value on the date of the Grant. Dividend Equivalent Rights shall not be granted in connection with this Option.

2.

Determination of Achievement. The Committee shall determine the extent to which a performance-based vesting condition has been met in its sole discretion, including the manner of calculating the performance criteria and the measure of whether and to what degree such performance goals have been attained. The Committee may, subject to compliance with and only to the extent permitted by Applicable Law, reduce or waive any criteria with respect to a performance goal, or adjust a performance goal (or method of calculating the attainment of a performance goal) to take into account unanticipated events, including changes in law and accounting or tax rules, as the Committee deems necessary or appropriate, or to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships. The Committee may also adjust or eliminate the compensation or economic benefit due upon attainment of performance goals in its sole discretion, subject to any limitations contained in the Grant Agreement and under Applicable Law.

3.

Exercise of Option. This Option is exercisable during its term in accordance with the Vesting Schedule contained in the Notice and the applicable provisions of the Grant Agreement and subject to compliance with all Applicable Laws. Grantee may exercise the vested portion of this Option only by following the option exercise procedures established by the Administrator and payment of the aggregate Exercise Price for the Shares to be purchased, together with any applicable Tax-Related Items. This Option will be deemed exercised only when the Company receives: (a) notice of exercise (in such form as the Administrator may specify from time to time, including via electronic execution through an authorized third-party administrator) from the person entitled to exercise the Option; (b) full payment of the applicable Exercise Price in accordance with this Grant Agreement, and (c) payment of applicable Tax-Related Items, as determined by the Administrator. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except in connection with a Capitalization Adjustment. Shares acquired pursuant to this Option may be issued as CDIs and, unless the context otherwise requires, any references in this Grant Agreement to Shares include Shares that may be issued as CDIs (except where a cashless exercise program is implemented in respect of the Option, in which case only Common Stock may be issued).

This Option may be exercised only with respect to whole Shares. The Administrator may also specify a reasonable minimum number of Shares that may be purchased on any exercise of the Option, provided that such minimum number will not prevent Grantee from exercising the Option for the full number of Shares for which it is then exercisable. The Committee may, or may authorize the Administrator to, prohibit the exercise of the Option during a period of up to thirty (30) days prior to the consummation of any pending Capitalization Adjustment or Change in Control, or any other change affecting the Shares or the Fair Market Value, for reasons of administrative convenience.

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4.

Method of Payment. Grantee may always pay the Exercise Price by personal check (or readily available funds), wire transfer, cashier’s check or where the grantee is issued Shares (and not CDIs), by consideration received by the Company pursuant to a broker-assisted cashless exercise program implemented by the Administrator in connection with this Grant whereby the amount of Shares equal to the sum of the applicable taxes and the aggregate Exercise price in connection with the Option exercise is sold to pay those costs and the Grantee retains the net Shares. The Administrator may also allow any other method of payment permitted by this Grant Agreement in its discretion at the time of exercise, and any restrictions deemed necessary or appropriate to facilitate compliance with Applicable Law or administration of this Grant Agreement (including to avoid the recognition of additional compensation expenses for financial reporting purposes).

5.	Option Term.

a.

Maximum Term. This Option will in all events expire at the close of business at Company headquarters on the Expiration Date specified in the Notice, unless it terminates earlier in connection with the termination of Grantee’s Continuous Service Status (as provided below) or a Change in Control (as provided below).

b.

Post-Termination Exercise Period. If Grantee’s Continuous Service Status terminates prior to the Expiration Date of this Option other than for Cause, the unvested portion of this Option will automatically expire on Grantee’s date of termination, and the vested portion of this Option will remain outstanding and exercisable for the following periods, unless otherwise determined by the Committee:

i.	three (3) months following a termination for any reason other than Cause, Disability, or death;

ii.	six (6) months following a termination due to Disability; and

iii.	twelve (12) months following the date of Grantee’s death, if Grantee dies while in Continuous Service Status, or during the period provided in clauses (i) or (ii) above.

c.

Termination for Cause. If Grantee’s Continuous Service Status is terminated for Cause, this Option will terminate and be forfeited immediately upon such Grantee’s termination of Continuous Service Status, and Grantee will be prohibited from exercising any portion (including any vested portion) of this Option on or after the date of such termination of Continuous Service Status. If Grantee’s Continuous Service Status is suspended pending an investigation of whether Grantee’s Continuous Service Status will be terminated for Cause, all of Grantee’s rights under this Option, including the right to exercise such Grants, shall be suspended during the investigation period.

d.

Determination of Termination Date. For the purposes of this Option, Grantee’s Continuous Service Status will be considered terminated as of the date Grantee is no longer actively providing services to the Company or one of its Parents, Subsidiaries, or Affiliates (regardless of the reason for such termination and whether or not later found to be invalid or

4

in breach of employment laws in the jurisdiction where Grantee is employed or the terms of Grantee’s employment agreement, if any). The Committee shall have the exclusive discretion to determine when Grantee is no longer actively providing services for the purposes of this Option (including whether Grantee may still be considered to be providing services while on a leave of absence, provided that the Grantee’s Continuous Service Status will not be considered terminated in the case of leave taken in accordance with Applicable Law).

e.

No Notice of Option Expiration. Grantee is responsible for keeping track of the Expiration Date and the post-termination exercise periods following Grantee’s termination of Continuous Service Status for any reason. The Company is not obligated to provide further notice of such periods. In no event will this Option be exercised later than the Expiration Date set forth in the Notice.

6.

Non-Transferability of Option. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution or court order and may be exercised during the lifetime of Grantee only by Grantee and after the Grantee’s death, by the legal representative of the Grantee’s heirs or legatees. The terms this Grant Agreement will be binding upon the executors, administrators, heirs, successors, and assigns of Grantee.

7.

New Issues of Shares. While the Company is subject to the ASX Listing Rules, Grantee shall not have the right to participate in new issues of Shares to existing holders of Shares (e.g. a “rights offering”) with respect to Shares subject to this Option, unless Grantee has exercised the Option and is registered as the holder of the underlying Shares prior to the record date for the determination of entitlements to participate in the new issue.

8.	Amendment or Cancellation of Option. While the Company is subject to the ASX Listing Rules:

a.

Under no circumstances may the terms of this Option be amended or modified so as to have any of the following effects unless the amendment or modification is made to comply with the ASX Listing Rules or unless otherwise permitted by the ASX Listing Rules or by a waiver granted by the ASX: (1) reducing the Exercise Price of this Option, (2) increasing the period for exercise of this Option, or (3) increasing the number of Shares received on exercise of this Option. Further, any other amendment or modification to the terms of this Option (i.e. any amendment or modification that is not prohibited pursuant to the first sentence of this Section 9a) can only be made with stockholder approval or on the provision of a waiver granted by ASX from the ASX Listing Rules.

b.

Under no circumstances may any amendment or modification be made to the terms of this Option which has the effect of cancelling the Option unless (1) stockholder approval has been obtained for the cancellation of the Option, (2) no consideration is provided to Grantee in connection with the cancellation of the Option, or (3) the amendment or modification is made to comply with the ASX Listing Rules.

c.

The Exercise Price for the Shares to be issued pursuant to the exercise of this Option and / or the number of Shares over which this Option can be exercised may be changed in accordance with rule 6.22.2, 6.22.2A and 6.22.3 of the ASX Listing Rules.

9.	Taxes.

a.

Responsibility for Taxes. By accepting this Option, Grantee acknowledges that, regardless of any action taken by the Company or, if different, any Parent, Subsidiary, or Affiliate that employs Grantee (the “Employer”), the ultimate liability for all Tax-Related Items is and remains Grantee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Grantee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Option, including, but not limited to,

5

the grant, vesting, or exercise of this Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of this Option to reduce or eliminate Grantee’s liability for Tax-Related Items or achieve any particular tax result. Further, if Grantee is subject to Tax-Related Items in more than one jurisdiction, as applicable, Grantee acknowledges that the Company and/or the Employer may be required to withhold or account for Tax-Related Items in more than one jurisdiction. Grantee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Grantee’s acceptance of this Option that cannot be satisfied by the means described in this Section. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if Grantee fails to comply with Grantee’s obligations in connection with the Tax-Related Items.

b.

Withholding. Prior to the relevant taxable or tax withholding event, as applicable, Grantee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Grantee authorizes the Company or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

i.	withholding from Grantee’s wages or other cash compensation paid to Grantee by the Company and/or the Employer or any Parent, Subsidiary, or Affiliate;

ii.

withholding from proceeds of the sale of Shares acquired at exercise of this Option either through a voluntary sale or through a mandatory sale arranged by the Company (on Grantee’s behalf pursuant to this authorization and without further consent);

iii.

withholding Shares to be issued upon exercise of this Option, provided the Company only withholds a number of Shares necessary to satisfy no more than the withholding amounts determined based on the maximum permitted statutory rate applicable in Grantee’s jurisdiction;

iv.	Grantee’s payment of a cash amount (including by check representing readily available funds or a wire transfer); or

v.	any other arrangement approved by the Committee and permitted under Applicable Law.

Withholding for Tax-Related Items will be made in accordance with this Grant Agreement and such rules and procedures as may be established by the Administrator, and in compliance with the Trading Policy, if applicable. In the event the Company or the Employer withholds more than the Tax-Related Items using one of the methods described above, Grantee may receive a refund of any over-withheld amount in cash but will have no entitlement to the Shares sold or withheld.

10.

Nature of Grant. In accepting this Grant, Grantee acknowledges, understands and agrees that: (a) this Grant Agreement is established voluntarily by the Company, is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by this Grant Agreement; (b) the grant of this Grant is voluntary and occasional and does not create any contractual or other right to receive future grants, or benefits in lieu of grants, even if grants have been made in the past; (c) all decisions with respect to future grants, if any, will be at the sole discretion of the Company; (d) Grantee is voluntarily accepting this Grant Agreement; (e) this Grant and the Shares allocated to this Grant are not intended to replace any pension rights or compensation and are outside the scope of Grantee’s employment contract, if any; (f) this Grant and the Shares allocated to this Grant, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of- service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments; (g) unless otherwise provided in this Grant Agreement or by the Company in its discretion,

6

this Grant and the benefits evidenced by this Grant Agreement do not create any entitlement to have this Grant or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and (h) neither the Company nor any of its Affiliates shall be liable for any foreign exchange rate fluctuation between Grantee’s local currency and the United States Dollar or the selection by the Company or any one of its Affiliates in its sole discretion of an applicable foreign exchange rate that may affect the value of this Grant (or the calculation of income or Tax-Related Items thereunder) or of any amounts due to Grantee pursuant to the settlement of this Grant or the subsequent sale of the Shares allocated to this Grant.

11.

Code Section 409A. It is intended that the terms of this Option will not result in the imposition of any tax liability pursuant to Section 409A of the Code, and this Grant Agreement shall be construed and interpreted consistent with that intent. In no event will the Grantee have a right to payment or reimbursement or otherwise from the Company or its Affiliates, or their successors or assigns, for any taxes imposed or other costs incurred as a result of Section 409A of the Code.

12.

Data Privacy. Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Grantee’s personal data as described in this Grant Agreement and any other grant materials by and among the Company and its Affiliates for the purpose of implementing, administering and managing Grantee’s Grant. Grantee understands that the Company and its Affiliates may hold certain personal information about Grantee, including, but not limited to, Grantee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all grants, or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Grantee’s favor (“Data”), for the purpose of implementing, administering and managing this Grant Agreement. Grantee understands that Data will be transferred to such stock plan service provider as may be selected by the Company, presently or in the future, which may be assisting the Company with the implementation, administration and management of this Grant Agreement. Grantee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than Grantee’s country. Grantee authorizes the Company, the stock plan service provider as may be selected by the Company, and any other possible recipients which may assist the Company, presently or in the future, with implementing, administering and managing this Grant Agreement to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing Grantee’s Grant. Further, Grantee understands that he or she is providing the consents herein on a purely voluntary basis. If Grantee does not consent, or if Grantee later seeks to revoke his or her consent, or instructs the Company to cease the processing of the Data, his or her Continuous Service Status will not be adversely affected; the only adverse consequence of refusing or withdrawing Grantee’s consent or instructing the Company to cease processing, is that the Company would not be able to grant Grantee Grants, Awards or any other equity awards or administer or maintain such awards. Therefore, Grantee understands that refusing or withdrawing his consent may affect Grantee’s ability to receive or retain this Grant. For more information on the consequences of Grantee’s refusal to consent or withdrawal of consent, Grantee understands that he or she may contact his or her local human resources representative. Further, Grantee consents to disclosure of Data to the Australian Tax Office, where required in accordance with the Company’s or relevant Affiliate’s reporting obligations under Australian tax legislation. Grantee acknowledges that he can access further information regarding data privacy in the Company’s Privacy Policy (which is available on the Company’s website), including about how Grantee can access and seek correction of his or her personal information and make a complaint if he or she has any concerns regarding the treatment of Data.

13.	Governing Law and Venue. This Grant Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of

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conflicts of law. For the purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this Grant or this Grant Agreement, the parties hereby submit to the exclusive jurisdiction of the State of Delaware and agree that such litigation shall be conducted only in the state or the federal courts located in such State, and no other courts, where this Grant is made and/or to be performed.

14.

Entire Agreement; Enforcement of Rights; Amendment. This Grant Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, agreements, commitments, negotiations and arrangements between them. Except as contemplated by this Grant Agreement, no modification of or amendment to this Grant Agreement, nor any waiver of any rights under this Grant Agreement, shall be effective unless in writing signed by the parties to this Grant Agreement to the extent it would materially impair the rights of Grantee. The failure by either party to enforce any rights under this Grant Agreement shall not be construed as a waiver of any rights of such party. Notwithstanding anything to the contrary in this Grant Agreement but subject to Applicable Law, the Company reserves the right to revise this Grant Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Grantee, to comply with Section 409A of the Code or to otherwise avoid imposition of any additional tax or income recognition or costs under Section 409A of the Code in connection with this Grant.

15.

Severability. If one or more provisions of this Grant Agreement are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Grant Agreement, (b) the balance of this Grant Agreement shall be interpreted as if such provision were so excluded, and (c) the balance of this Grant Agreement shall be enforceable in accordance with its terms.

16.

Language. If Grantee has received this Grant Agreement or any other document related to this Grant translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

17.

Imposition of Other Requirements. The Company reserves the right to impose other requirements on this Option and on any Shares purchased upon exercise of this Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Grantee to accept any additional agreements or undertakings that may be necessary to accomplish the foregoing. This Grant will be subject to clawback or recoupment under any clawback or recoupment policy adopted by the Board or the Committee in compliance with Applicable Law or required by Applicable Law during the term of Grantee’s employment or other service with the Company that is applicable to Officers, Employees, Directors or other service providers of the Company. No recovery of compensation under such a clawback or recoupment policy will be an event giving rise to a right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan or agreement with the Company.

18.

Notices. Any notice, demand or request required or permitted to be given under this Grant Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email or fax, or forty-eight (48) hours after being deposited in the U.S. mail or a comparable foreign mail service, as certified or registered mail with postage or shipping charges prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address, email or fax number set forth in the Company’s books and records.

19.

Counterparts. This Grant Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Facsimile, email or other electronic execution and delivery of this Grant Agreement (including but not limited to execution by electronic signature or click-through electronic acceptance) shall constitute valid and binding execution and delivery for all purposes and shall be deemed to be, and have the effect of, an original signature.

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20.	Successors and Assigns. The rights and benefits of this Grant Agreement shall inure to the benefit of, and be enforceable by, the Company’s successors and assigns.

21.

Consent to Electronic Delivery and Participation. By accepting this Option, Grantee agrees to participate through an on-line or electronic system established and maintained by the Company or a third party designated by the Company, and consents to the electronic delivery of the Grant Agreement, account statements, prospectuses (if any), and all other documents, communications, or information related to this Option. Electronic delivery may include the delivery of a link to the Company intranet or the internet site of a third party involved in administering the Grant, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion. Grantee acknowledges that Grantee may receive from the Company a paper copy of any documents delivered electronically at no cost if Grantee contacts the Company by telephone, through a postal service, or electronic mail to Stock Administration.

22.

Adjustment of Shares. If the number of outstanding Shares is changed or the value of the Shares is otherwise affected by a stock dividend, extraordinary dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), recapitalization, stock split, reverse stock split, subdivision, combination, consolidation, reclassification, spin-off or similar change in the capital structure of the Company or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto), without consideration (a “Capitalization Adjustment”), then the maximum number and class of Shares or type of security reserved for issuance and the Exercise Price and number and class of Shares or type of security subject to this Grant, will, subject to any required action by the Board or the stockholders of the Company and subject to compliance with, and to the extent permitted by, all Applicable Laws be proportionately adjusted or adjusted in such other manner as the Committee determines to be equitably required; provided that fractions of a Share will not be issued. In this respect, where the ASX Listing Rules apply, the Committee shall make such adjustments as are necessary and in accordance with the ASX Listing Rules to the number, class or type of Shares or securities that are subject to the Grant or the Exercise Price of the Grant and such other adjustments as are appropriate in the discretion of the Committee and in accordance with the ASX Listing Rules. Such adjustments may provide for the elimination of fractional Shares that may otherwise be subject to Grants without any payment therefor.

23.

Change in Control. In the event that the Company is subject to a Change in Control, any unvested portion of the Option outstanding as of immediately prior to the Change in Control shall vest in full as of the Change in Control.

24.	Definitions. As used in this Grant Agreement, the following definitions will apply to the capitalized terms indicated below:

“Administrator” means one or more Officers or Employees designated by the Committee to administer this Grant Agreement and the Company’s other equity incentive programs.

“Affiliate” means a Parent, a Subsidiary or any corporation or other Entity that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company.

“Applicable Law” means any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any governmental or regulatory body or self-regulatory organization (including the New York Stock Exchange, the ASX, Nasdaq Stock Market and the Financial Industry Regulatory Authority). For clarity, at all times while the Company’s securities are admitted to the official list of the ASX, this definition includes the ASX Listing Rules.

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“ASX” means ASX Limited (ABN 98 008 624 691), or the securities market which it operates, as the context requires.

“ASX Listing Rules” means the official listing rules of the ASX.

“Board” means the Board of Directors of the Company.

“Cause” will have the meaning ascribed to such term in any written agreement between the Grantee and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Grantee, the occurrence of any of the following events: (a) Grantee’s unauthorized misuse of the Company’s trade secrets or proprietary information; (b) Grantee’s conviction of or plea of nolo contendere to a felony or a crime involving moral turpitude; (c) Grantee’s committing an act of fraud against the Company; or (d) Grantee’s gross negligence or willful misconduct in the performance of his or her duties that has had or is likely to have a material adverse effect on the Company. For the purposes of this definition, the term “Company” will be interpreted to include any Subsidiary, Parent or Affiliate of the Company, as appropriate.

“CDI” means a CHESS Depositary Interest, being a unit of beneficial ownership in 1/5 of a share of Common Stock in the Company or such other ratio as may be adopted by the Company from time to time.

“Change in Control” means:

a.

the consummation of any consolidation or merger of the Company with any other entity, other than a transaction which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such consolidation or merger;

b.

any Exchange Act Person becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities; provided, however, that for the purposes of this subclause (b) the acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Change in Control;

c.

the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets, except where such sale, lease, transfer or other disposition is made to the Company or one or more wholly owned Subsidiaries of the Company; or

d.

a change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purpose of this subclause (d), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control.

For purposes of this definition, Persons will be considered to be acting as a group if they are owners of an Entity that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

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“Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

“Committee” means the Compensation Committee of the Board or the Board acting as the Compensation Committee.

“Common Stock” means the common stock of the Company, and the common stock of any successor entity.

“Company” means AVITA Medical, Inc., a Delaware corporation, or any successor corporation.

“Consultant” means any natural person, including an advisor or independent contractor, that is engaged to render services to the Company or an Affiliate.

“Continuous Service Status” means continued service as an Employee, Director or Consultant. Continuous Service Status shall not be considered interrupted or terminated in the case of a transfer between locations of the Company or between the Company, its Affiliates, or their respective successors, or a change in status (for example, from an Employee to a Director). The Committee or the Administrator, in that party’s sole discretion, shall determine whether a Grantee’s Continuous Service Status has ceased and the effective date of such termination.

“Corporations Act” means the Australian Corporations Act 2001 (Cth).

“Director” means a member of the Board.

“Disability” means that the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. The Committee may rely on any determination that a Grantee is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Grantee participates.

“Dividend Equivalent Right” means the right of a Grantee, granted at the discretion of the Committee or as otherwise provided by the Grant Agreement, to receive a credit for the account of such Grantee in an amount equal to the cash, stock or other property dividends in amounts equivalent to cash, stock or other property dividends for each Share represented by a Grant held by such Grantee.

“Effective Date” means the date the Grant is approved by the stockholders of the Company.

“Employee” means any person employed by the Company, or any Affiliate, with the status of employment determined pursuant to such factors as are deemed appropriate by the Administrator in its sole discretion, subject to any requirements of Applicable Law, including the Code. Service as a Director or payment by the Company or an Affiliate of a director’s fee shall not be sufficient to constitute “employment” of such Director by the Company or any Affiliate.

“Entity” means a corporation, partnership, limited liability company or other entity.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Act Person” or “Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

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“Exercise Price” means, with respect to an Option, the price per Share at which a holder may purchase the Shares issuable upon exercise of an Option.

“Fair Market Value” means, as of any date, the per Share value of the Common Stock determined as follows:

a.

If such Common Stock is publicly traded and is then listed on a national securities exchange in the United States, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Administrator deems reliable, unless another method is approved by the Committee and subject to compliance with Applicable Law (including Section 409A of the Code).

b.

If such Common Stock is publicly traded and is only listed on the official list of the ASX in the form of CDIs, the closing price of a CDI as reported on the ASX on such date, adjusted as necessary to reflect the CDI / per Share of Common Stock ratio, or if CDIs are not traded on the ASX on such date, then on the next preceding day that CDIs are traded on the ASX, as reported on the ASX on such date unless another method is approved by the Committee and subject to compliance with Applicable Law (including Section 409A of the Code).

c.

If such Common Stock is publicly traded but neither listed nor admitted to trading on a national securities exchange in the United States or the ASX, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable.

d.	If none of the foregoing is applicable, by the Board or the Committee in good faith (and in accordance with Section 409A of the Code, as applicable).

“Nonstatutory Stock Option” means any Option that does not qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

“Option” means a contract right to purchase Shares at a fixed Exercise Price per Share, subject to certain conditions, if applicable, granted pursuant to this Grant Agreement.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Shares” means shares of Common Stock.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of Entities beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Tax-Related Items” means all income tax, social insurance, payroll tax, fringe benefits tax, payment on account, employment tax, stamp tax or other tax-related items related to the Options and legally applicable to the Grantee, including any employer liability for which the Grantee is liable.

“Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber shares of the Company’s capital stock, as in effect from time to time.

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Medical avita Vote Your vote matters – here’s how to vote! You may vote online instead of mailing this card. Online Go to www.investorvote.com/RCEL or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/RCEL Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2021 Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 – 15. 1. Election of Directors: To elect seven directors to serve for a one-year term or until their respective successors have been duly elected and qualified; For Withhold For Withhold For Withhold For Withhold + 02—Jeremy Curnock 01—Louis Panaccio 03—Dr. Michael Perry 04—Louis Drapeau Cook 05—Prof. Suzanne 06—Jan Stern Reed 07—James Corbett Crowe 2. To ratify the appointment of Grant Thornton LLP as the Company’s independent public accountants for the fiscal year ending June 30, 2022; 3. To approve amendments to the Company’s Amended and Restated Bylaws to insert provisions that will provide the Company with the right to implement a sales facility with respect to those CDI holders that hold at the relevant time less than a marketable parcel of the Company’s CDIs for the purposes of the ASX Listing Rules and ASX Settlement Operating Rules, on the terms and conditions set out in this Proxy Statement; 4. To ratify the issue of 3,214,250 shares of common stock in the capital of the Company with an issue price of US$21.50 per share that were issued pursuant to an underwritten registered public offering that was completed in March 2021, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 7.4 and for all other purposes; 5. To approve, for the purposes of ASX Listing Rule 10.17 and the Company’s Amended and Restated Bylaws and for all other purposes, that the maximum aggregate annual cash fee pool from which the non-executive directors of the Company may be paid for their services as members of the board of directors of the Company be increased from US$600,000 per annum to US$750,000 per annum; 6. To approve the grant of restricted stock units to acquire 4,350 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 2,550 shares of common stock of the Company (which may be represented by CDIs) to Mr. Louis Panaccio, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11; For Against Abstain For Against Abstain For Against Abstain For Against Abstain For Against Abstain 7. To approve the grant of restricted stock units to acquire 4,350 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 2,550 shares of common stock of the Company (which may be represented by CDIs) to Professor Suzanne Crowe, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11; 8. To approve the grant of restricted stock units to acquire 4,350 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 2,550 shares of common stock of the Company (which may be represented by CDIs) to Mr. Jeremy Curnock Cook, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11; 9. To approve the grant of restricted stock units to acquire 4,350 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 2,550 shares of common stock of the Company (which may be represented by CDIs) to Mr. Louis Drapeau, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11; For    Against Abstain For    Against Abstain For    Against Abstain 1 U P X 03JDQB

Proxy — Avita Medical, Inc. Notice of 2021 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — December 14, 2021 Louis Panaccio, Chairman of the Board, and Donna Shiroma, General Counsel, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Avita Medical, Inc. to be held on December 14, 2021 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2 – 15. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Additional items to be voted appear on reverse side) The 2021 Annual Meeting of Shareholders of Avita Medical, Inc. will be held on 14, December, 2021 at 1:00pm, Pacific Daylight Time, virtually via the internet at https://meetnow.global/MTJNRZR. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.investorvote.com/RCEL Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/RCEL IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 10. To approve the grant of restricted stock units to acquire 4,350 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 2,550 shares of common stock of the Company (which may be represented by CDIs) to Mr. James Corbett, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11; 11. To approve the grant of restricted stock units to acquire 8,675 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 4,925 shares of common stock of the Company (which may be represented by CDIs) to Mr. James Corbett, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11, in recognition of Mr. James Corbett being appointed as a new director of the Company during 2021; 12. To approve the grant of restricted stock units to acquire 4,350 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 2,550 shares of common stock of the Company (which may be represented by CDIs) to Ms. Jan Stern Reed, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11; For Against Abstain For Against Abstain For Against Abstain For Against Abstain 13. To approve the grant of restricted stock units to acquire 8,675 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 4,925 shares of common stock of the Company (which may be represented by CDIs) to Ms. Jan Stern Reed, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11, in recognition of Ms. Jan Stern Reed being appointed as a new director of the Company during 2021; For Against Abstain 14. To approve the grant of restricted stock units to acquire 95,280 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to acquire 55,200 shares of common stock of the Company (which may be represented by CDIs) to the Company’s Chief Executive Officer, Dr. Michael Perry, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11; For Against Abstain 15. Advisory vote to approve the compensation of the Company’s named executive officers; and 16. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof. B Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. C Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

Medical avita vote Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2021 Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 – 15. 1. Election of Directors: To elect seven directors to serve for a one-year term or until their respective successors have been duly elected and qualified; For Withhold For Withhold For Withhold For Withhold + 02—Jeremy Curnock 01—Louis Panaccio 03—Dr. Michael Perry 04—Louis Drapeau Cook 05—Prof. Suzanne 06—Jan Stern Reed 07—James Corbett Crowe For Against Abstain For Against Abstain 2. To ratify the appointment of Grant Thornton LLP as the Company’s 7. To approve the grant of restricted stock units to acquire independent public accountants for the fiscal year ending June 30, 2022; 4,350 shares of common stock of the Company (which may be represented by CDIs) and the grant of options to For Against Abstain acquire 2,550 shares of common stock of the Company 3. To approve amendments to the Company’s Amended and Restated Bylaws to (which may be represented by CDIs) to Professor Suzanne insert provisions that will provide the Company with the right to implement a Crowe, on the terms and conditions set out in this Proxy sales facility with respect to those CDI holders that hold at the relevant time Statement, pursuant to and for the purposes of ASX Listing less than a marketable parcel of the Company’s CDIs for the purposes of the Rule 10.11; ASX Listing Rules and ASX Settlement Operating Rules, on the terms and For Against Abstain conditions set out in this Proxy Statement; For Against Abstain 8. To approve the grant of restricted stock units to acquire 4. To ratify the issue of 3,214,250 shares of common stock in the capital of the 4,350 shares of common stock of the Company (which Company with an issue price of US$21.50 per share that were issued pursuant may be represented by CDIs) and the grant of options to to an underwritten registered public offering that was completed in March acquire 2,550 shares of common stock of the Company 2021, on the terms and conditions set out in this Proxy Statement, pursuant (which may be represented by CDIs) to Mr. Jeremy to and for the purposes of ASX Listing Rule 7.4 and for all other purposes; Curnock Cook, on the terms and conditions set out in this For Against Abstain 5. To approve, for the purposes of ASX Listing Rule 10.17 and the Company’s Amended Proxy Statement, pursuant to and for the purposes of ASX and Restated Bylaws and for all other purposes, that the maximum aggregate Listing Rule 10.11; For Against Abstain annual cash fee pool from which the non-executive directors of the Company may 9. To approve the grant of restricted stock units to acquire be paid for their services as members of the board of directors of the Company be 4,350 shares of common stock of the Company (which increased from US$600,000 per annum to US$750,000 per annum; may be represented by CDIs) and the grant of options to For Against Abstain 6. To approve the grant of restricted stock units to acquire 4,350 shares of common acquire 2,550 shares of common stock of the Company stock of the Company (which may be represented by CDIs) and the grant of options (which may be represented by CDIs) to Mr. Louis Drapeau, to acquire 2,550 shares of common stock of the Company (which may be on the terms and conditions set out in this Proxy represented by CDIs) to Mr. Louis Panaccio, on the terms and conditions set out in Statement, pursuant to and for the purposes of ASX Listing this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11; Rule 10.11; 1 U P X 03JDRB

Proxy — Avita Medical, Inc. Notice of 2021 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — December 14, 2021 Louis Panaccio, Chairman of the Board, and Donna Shiroma, General Counsel, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Avita Medical, Inc. to be held on December 14, 2021 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2 – 15. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Additional items to be voted appear on reverse side) Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.investorvote.com/RCEL IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. For Against Abstain For Against Abstain 10. To approve the grant of restricted stock units to acquire 4,350 shares of 13. To approve the grant of restricted stock units to common stock of the Company (which may be represented by CDIs) and acquire 8,675 shares of common stock of the the grant of options to acquire 2,550 shares of common stock of the Company (which may be represented by CDIs) and + Company (which may be represented by CDIs) to Mr. James Corbett, on the grant of options to acquire 4,925 shares of common stock of the Company the terms and conditions set out in this Proxy Statement, pursuant to (which may be represented by CDIs) to Ms. Jan Stern Reed, on the terms and and for the purposes of ASX Listing Rule 10.11; For Against Abstain conditions set out in this Proxy Statement, pursuant to and for the purposes of 11. To approve the grant of restricted stock units to acquire 8,675 shares of ASX Listing Rule 10.11, in recognition of Ms. Jan Stern Reed being appointed as common stock of the Company (which may be represented by CDIs) and a new director of the Company during 2021; For Against Abstain the grant of options to acquire 4,925 shares of common stock of the 14. To approve the grant of restricted stock units to acquire 95,280 Company (which may be represented by CDIs) to Mr. James Corbett, on shares of common stock of the Company (which may be the terms and conditions set out in this Proxy Statement, pursuant to and represented by CDIs) and the grant of options to acquire for the purposes of ASX Listing Rule 10.11, in recognition of Mr. James 55,200 shares of common stock of the Company (which may be represented by CDIs) to the Corbett being appointed as a new director of the Company during 2021; Company’s Chief Executive Officer, Dr. Michael Perry, on the terms and conditions set out in For Against Abstain 12. To approve the grant of restricted stock units to acquire 4,350 shares of this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11; common stock of the Company (which may be represented by CDIs) and For Against Abstain the grant of options to acquire 2,550 shares of common stock of the 15. Advisory vote to approve the compensation of the Company’s Company (which may be represented by CDIs) to Ms. Jan Stern Reed, on named executive officers; and the terms and conditions set out in this Proxy Statement, pursuant to 16. To transact such other business as may properly come before the meeting or any adjournment and for the purposes of ASX Listing Rule 10.11; or adjournments thereof. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.